    As filed with the Securities and Exchange Commission on April 11, 2002


                                                     Registration No. 333-47728
                                                                      811-07798

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-6
                         ------------------------------
                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 4


A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:

                             Sheldon Winicour, Esq.
                         New York Life Insurance and
                             Annuity Corporation
                              51 Madison Avenue
                           New York, New York 10010

                                   Copy to:


Stephen E. Roth, Esq.                        Sheila K. Davidson, Esq.
Sutherland Asbill & Brennan LLP              Senior Vice President
1275 Pennsylvania Avenue, NW                 and General Counsel
Washington, DC 20004-2415                    New York Life Insurance Company
                                             51 Madison Avenue
                                             New York, New York  10010



It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.


[ ] on April 12 2002, pursuant to paragraph (a)(i) of 485.


[X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.      Title of securities being registered:

        Units of interests in the Separate Account under Single Premium Variable Universal Life Insurance Policies.

F. Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

        Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

G. Proposed maximum aggregate offering price to the public of the securities being registered:

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                             CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-8B-2                                   Prospectus Caption
-------------------                                   ------------------
1                                                     Glossary of Special Terms; Separate
                                                      Account

2                                                     Who We Are

3                                                     Not Applicable

4                                                     Distribution of the Policies

5                                                     Separate Account

6                                                     Separate Account

7                                                     Not Applicable

8                                                     Not Applicable

9                                                     Legal Proceedings

10                                                    Policy Overview; Summary of Fees and
                                                      Charges; Who We Are; Death Benefit
                                                      Guarantee; Charges and Deductions; Your
                                                      Policy; Premiums; Separate Account; The
                                                      Eligible Portfolios; Transfers, Dollar Cost
                                                      Averaging and Account Rebalancing; Life
                                                      Insurance Benefits and Cash Values;
                                                      Death Benefit Guarantee; Making
                                                      Withdrawals from Your Policy; Loans;
                                                      Lapse and Reinstatement; Additional
                                                      Benefits through Riders and Options;
                                                      Distribution of the Policies

11                                                    Premiums; Life Insurance Benefits and
                                                      Cash Values; Death Benefit Guarantee;
                                                      Separate Account

12                                                    The Eligible Portfolios; Who We Are;
                                                      Distribution of the Policies

13                                                    Policy Overview, Life Insurance Benefits
                                                      and Cash Value; Death Benefit Guarantee;
                                                      Making Withdrawals from Your Policy;
                                                      Loans; Premiums, Separate Account, The
                                                      Eligible Portfolios; Charges and
                                                      Deductions; Distribution of the Policies;
                                                      Your Policy; Separate Account; The Eligible
                                                      Portfolios; Transfers; Dollar Cost Averaging
                                                      and Account Rebalancing

14                                                    Policy Overview; Premiums; Lapse and
                                                      Restatement; The Eligible Portfolios

15                                                    Policy Overview; Premiums; Lapse and
                                                      Reinstatement; Your Policy

16                                                    Policy Overview; Separate Account; Life
                                                      Insurance Benefits and Cash Value;
                                                      Premiums; The Eligible Portfolios; Transfers;
                                                      Dollar Cost Averaging and Account Rebalancing

17                                                    Policy Overview; Life Insurance Benefits
                                                      and Cash Value; Death Benefit Guarantee;
                                                      Separate Account; Making Withdrawals
                                                      from Your Policy; Loans

18                                                    Policy Overview; Life Insurance Benefits
                                                      and Cash Value; Death Benefit Guarantee;
                                                      Separate Account; Making Withdrawals
                                                      from Your Policies;



                                                      Loans; The Eligible Portfolios; Transfers;
                                                      Dollar Cost Averaging and Account
                                                      Rebalancing

19                                                    Your Policy

20                                                    Not Applicable

21                                                    Making Withdrawals from Your Policy

22                                                    Not Applicable

23                                                    Not Applicable

24                                                    Other Information

25                                                    Who We Are

26                                                    Charges and Deductions; Loans; Making
                                                      Withdrawals from Your Policy; Lapse &
                                                      Reinstatement; Other Information; Your
                                                      Policy

27                                                    Who We Are

28                                                    Directors and Officers of NYLIAC

29                                                    Who We Are

30                                                    Not Applicable

31                                                    Not Applicable

32                                                    Not Applicable

33                                                    Not Applicable

34                                                    Not Applicable

35                                                    Not Applicable

36                                                    Not Applicable

37                                                    None

38                                                    Distribution of the Policies

39                                                    Distribution of the Policies

40                                                    Distribution of the Policies

41                                                    Distribution of the Policies

42                                                    Not Applicable

43                                                    Not Applicable

44                                                    Life Insurance Benefits and Cash Values;
                                                      Death Benefit Guarantee; Premiums;
                                                      Your Policy; Federal Tax Considerations

45                                                    Not Applicable

46                                                    Life Insurance Benefits and Cash Values;
                                                      Death Benefit Guarantee; Premiums;
                                                      Loans, Making Withdrawals From Your
                                                      Policy; Charges and Deductions; Separate
                                                      Account; The Fixed Account; The Eligible
                                                      Portfolios; Transfers, Dollar Cost
                                                      Averaging and Account Rebalancing

47                                                    None

48                                                    None

49                                                    None

50                                                    Not Applicable

51                                                    Not Applicable

52                                                    Separate Account; The Fixed Account;
                                                      The Eligible Portfolios; Transfers;
                                                      Your Policy; Dollar Cost Averaging
                                                      and Account Rebalancing; Other
                                                      Information

53                                                    Federal Tax Considerations

54                                                    Not Applicable

55                                                    Illustrations of Life Insurance Benefits,
                                                      Cash Values and Cash Surrender Values

56                                                    Not Applicable

57                                                    Not Applicable

58                                                    Not Applicable

59                                                    Financial Statements

            SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


                          PROSPECTUS DATED MAY 1, 2002


                   VARIABLE PRODUCT SERVICE CENTER ADDRESSES

Variable Products Service Center   OR  Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                           Room 452
New York, New York 10159               New York, New York 10010
Telephone: 1-800-598-2019

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Prospectus describes information you should know before you purchase a Single Premium Variable Universal Life (SPVUL) policy. We encourage you to read it carefully. Series 1 is a policy that NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered where Series 2 is not yet available. Series 2 is a policy NYLIAC will begin accepting applications and premium payments for beginning May 10, 2002, where approved.


SPVUL is a modified single premium variable universal life insurance policy. This means that:
 You can make one single premium payment. This Prospectus contains a complete explanation of when, under certain limited circumstances, you can make additional premium payments.


 Unless you invest only in the Fixed Account, the value of your life insurance policy will depend upon the performance of the investment options in which you invest and the charges we deduct. These investment options can rise or fall in value.



When you purchase an SPVUL policy, you pay an initial single premium. You select whether you want the initial single premium to be based on 80% or 100% of the Guideline Single Premium, the maximum amount that the federal tax laws generally allow you to pay for a life insurance policy with a given face amount. If your initial single premium is based on 100% of the Guideline Single Premium, a Death Benefit Guarantee equal to the Policy's Face Amount at issue will apply to your Policy (policy loans could eliminate this guarantee). If your initial single premium is based on 80% of the Guideline Single Premium, no Death Benefit Guarantee will apply to your Policy. When there is no death benefit guarantee, the policy will lapse without value if the cash surrender value is insufficient to pay the monthly deduction and a grace period expires.



                               IMPORTANT NOTICES



 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. IF YOU DECIDE TO BUY THIS LIFE INSURANCE POLICY, YOU SHOULD KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, CALVERT VARIABLE SERIES, INC., THE DREYFUS INVESTMENT PORTFOLIOS, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AND THE T. ROWE PRICE EQUITY SERIES, INC. (WE REFER TO THEM COLLECTIVELY AS "FUNDS" AND INDIVIDUALLY AS A "FUND").



 THE SECURITIES AND EXCHANGE COMMISSION (SEC) DOES NOT APPROVE OR DISAPPROVE THESE SECURITIES OR DETERMINE IF THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE THAT THE SEC HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THAT IT HAS DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

You have the option to choose from 27 Investment Divisions and a Fixed Account. However, you can only invest in up to 21 investment options, including the Fixed Account -- an account which is part of our General Account. The Investment Divisions are part of our Separate Account, a segregated account that holds SPVUL policy assets apart from our General Account. We use the money that you have allocated to each Investment Division to invest in shares of an individual Eligible Portfolio, a mutual fund portfolio. These Eligible Portfolios are not sold directly to the general public, and their investment results may differ from mutual fund portfolios sold directly to the general public. You can also allocate some or all of your payments to the Fixed Account.


The following Eligible Portfolios are available:

                              ELIGIBLE PORTFOLIOS:


--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Equity Income
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP International Equity
--   MainStay VP Mid Cap Core
--   MainStay VP Mid Cap Growth
--   MainStay VP Small Cap Growth
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income & Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management Growth Equity
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Dreyfus IP Technology Growth (Initial Shares)
--   Fidelity VIP Contrafund(R) (Initial Class)
--   Fidelity VIP Equity-Income (Initial Class)
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   T. Rowe Price Equity Income
--   Van Kampen UIF Emerging Markets Equity (formerly
     known as Morgan Stanley UIF Emerging Markets
     Equity)






     REPLACING EXISTING LIFE INSURANCE WITH ANY POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO BORROW TO PURCHASE THIS POLICY OR TO TAKE WITHDRAWALS FROM ANOTHER POLICY THAT YOU ALREADY OWN TO MAKE PREMIUM PAYMENTS UNDER THIS POLICY.


     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES AND/OR AUTHORIZES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. APPENDIX B LISTS THE SIGNIFICANT VARIATIONS THAT APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.


     THE INVESTMENT DIVISIONS OFFERED THROUGH THE NYLIAC SPVUL POLICY AND DESCRIBED IN THIS PROSPECTUS ARE DIFFERENT FROM MUTUAL FUNDS THAT MAY HAVE SIMILAR NAMES BUT ARE AVAILABLE DIRECTLY TO THE GENERAL PUBLIC. INVESTMENT RESULTS MAY DIFFER.

                               TABLE OF CONTENTS



Glossary of Special Terms........    3
Policy Overview..................    5
How to Reach Us for Policy
  Services.......................    9
Summary of Fees and Charges......   11
     Surrender Charge............   11
     Transfer Fee................   12
     Monthly Deductions..........   12
  Eligible Portfolio Fees and
     Expenses....................   12
Who We Are.......................   15
  New York Life Insurance and
     Annuity Corporation and New
     York Life Insurance
     Company.....................   15
  Separate Account...............   15
The Eligible Portfolios..........   16
The Fixed Account................   17
  Assets In The Fixed Account....   17
  Interest Crediting.............   18
Death Benefit Guarantee..........   18
Charges and Deductions...........   19
  Expense Allocation.............   19
  Charges Under The Policy.......   20
     Surrender Charge............   20
     Monthly Deductions..........   21
        Insurance Charges........   21
        Investment Charges.......   22
        Mortality and Expense
           Risk Charge (For
           Series 2).............   22
  Separate Account Charges.......   23
     Mortality and Expense Risk
        Charge (For Series 1)....   23
     Other Charges You Might
        Incur....................   23
     Eligible Portfolio
        Charges..................   23
Your Policy......................   24
  Policy Limitations.............   24
  Changes to Policy or Separate
     Account.....................   24
Premiums.........................   25
Transfers, Dollar Cost Averaging,
  and Account Rebalancing........   29
  Transfers of Cash Value........   29
  Limits on Transfers............   29
  Requesting a Transfer..........   30
  Dollar Cost Averaging..........   30
  Automatic Asset Reallocation...   31
  Interest Sweep.................   31
Life Insurance Benefits and Cash
  Values.........................   32
Making Withdrawals From Your
  Policy.........................   34
Loans............................   36
Lapse and Reinstatement..........   38
Additional Benefits Through
  Riders And Options.............   39
  Living Benefits Rider..........   39
  Spouse's Paid-up Insurance
     Purchase Option Rider.......   39
Federal Tax Considerations.......   40
  Our Intent.....................   40
  Tax Status of NYLIAC and the
     Separate Account............   40
  Charges for Taxes..............   41
  Diversification Standards and
     Control Issues..............   41
  Life Insurance Status of
     Policy......................   42
  Modified Endowment Contracts...   42
  Status of Policy After Insured
     is Age 100..................   43
  Policy Surrenders and Partial
     Withdrawals.................   43
  Policy Loans and Interest
     Deductions..................   44
  Corporate Owners...............   44
  Exchanges or Assignments of
     Policy......................   44
  Reasonableness Requirement for
     Charges.....................   45
  Living Benefits Rider..........   45
  Other Tax Issues...............   45
  Withholding....................   45
Legal Proceedings................   45
Other Matters....................   46
  Additional Information About
     Charges.....................   46
  Experts........................   46
  Directors and Principal
     Officers of NYLIAC..........   47
  Records and Reports............   50
  Distribution of the Policies...   50
  Other Information..............   51
  Financial Statements...........   52
  Financial Statements...........  F-1
  Appendix A: Illustrations......  A-1
  Appendix B: Variations by
     Jurisdiction................  B-1

                           GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: A unit of measure we use to calculate the value of an Investment Division.


BUSINESS DAY: Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.


CASH SURRENDER VALUE: The Cash Value minus the Surrender Charge (if applicable), loan principal (if applicable) and loan interest accrued (if applicable).

CASH VALUE: The current value of the Investment Divisions plus the value of the Fixed Account under the Policy.

CODE:  The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE: Prevents the Policy from lapsing if the Policy's Cash Surrender Value is insufficient to cover Monthly Deductions. Only available if 100% Guideline Single Premium is selected at the time of Application and an amount based on 100% of the Guideline Single Premium is paid as the initial premium.


DEDUCTION AMOUNT: A charge on the Policy Date and on Monthly Deduction Dates for the cost of insurance, deferred sales expense charge, an administrative charge and (for Series 2) a Mortality and Expense Risk Charge.


FACE AMOUNT: On the Policy Date, the Face Amount is the amount shown on the Policy's Data page. Thereafter, the Face Amount may be reduced as a result of any partial withdrawal.

FIXED ACCOUNT: The Fixed Account is supported by the assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

GAIN:  Cash Value minus total premiums paid.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account of NYLIAC. We allocate the premium payment you make during the free look period to this account.

GUIDELINE SINGLE PREMIUM (GSP): The maximum amount of initial single premium that can be paid for a specific Face Amount and allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

GUIDELINE ANNUAL PREMIUM (GAP): The maximum amount of premium that can be paid annually for a specific Face Amount and allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

INSURED:  The person on whose life the Policy is issued.

INVESTMENT DIVISION: A division of the Separate Account which invests exclusively in shares of a specified Eligible Portfolio.

INVESTMENT DIVISION VALUE:  The current value of the Investment Division.

ISSUE AGE: As of the Policy Date, the Insured's age on the Insured's nearest birthday.

ISSUE DATE:  The date your Policy is issued.

LIFE INSURANCE BENEFIT: The greater of (1) the Face Amount specified in the Policy or (2) the Cash Value on the date of death multiplied by a stated percentage as specified in the Policy. Also called DEATH BENEFIT.

LIFE INSURANCE BENEFIT PROCEEDS: The amount that we will pay on the death of the Insured. It equals the Life Insurance Benefit minus the amount of any outstanding loans, including accrued interest and any past due Monthly Deductions.

MATURITY:  The Policy Anniversary at which the Insured is age 100.


MONTHLY DEDUCTIONS: The charges associated with the Policy that are deducted on a monthly basis which include a cost of insurance charge, a Deferred Sales Expense Charge, a Monthly Administrative Charge and (for Series 2) a Mortality and Expense Risk Charge.


MONTHLY DEDUCTION DAY: The day of each month on which any Monthly Deductions are subtracted from the Cash Value. Monthly Deduction Days occur on the same day of the month as the Policy Anniversary.

NET AMOUNT AT RISK:  The Life Insurance Benefit minus the Cash Value.

NYLIAC, WE OR US:  New York Life Insurance and Annuity Corporation.

POLICY ANNIVERSARY:  The yearly anniversary of the Policy Date.

POLICY DATE:  The effective date of the Policy.

POLICY LOAN RATE:  The interest rate charged on Policy loans.

POLICY OWNER OR YOU:  The owner of the Policy.

POLICY YEAR:  The twelve months between Policy Anniversaries.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life (VUL) Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums allocated to the Eligible Portfolios.


SERIES 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered in jurisdictions where Series 2 is not yet available for sale.



SERIES 2: A policy NYLIAC will begin accepting applications and premium payments for beginning May 10, 2002, in approved jurisdictions.


SURRENDER CHARGE: A charge which may be assessed upon surrender of the Policy or partial withdrawals in excess of the Surrender Charge Free Window.

SURRENDER CHARGE FREE WINDOW: The amount of a surrender or partial withdrawal that is not subject to the Surrender Charge. In any Policy Year this amount is the greater of 10% of the total premiums paid or 100% of your policy's Gain.

VALUATION DAY. The date on which the Investment Divisions are valued. The Valuation Day is every day the New York Stock Exchange is open for regular trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

                                POLICY OVERVIEW


     This Prospectus describes two SPVUL policies (Policy or Policies). Series 1 is a Policy that NYLIAC offered for sale prior to May 10, 2002. This Policy will continue to be offered where Series 2 is not yet available. Series 2 is a Policy NYLIAC will begin accepting applications and premium payments for beginning May 10, 2002, where approved. This overview is intended to explain key features of the Policy to you. It is not intended to provide a complete explanation of all aspects of the Policy. The Policy is not intended to be used as a short-term savings vehicle or to permit frequent investments and withdrawals.


     The Policy must comply with certain requirements imposed by the Internal Revenue Code of 1986 (Code) in order to maintain its tax status. This is why we do not accept initial premiums over and above the Guideline Single Premium
(GSP) -- the maximum amount the Code allows you to pay at issue for a Policy with a given Face Amount. The Code also requires that the Life Insurance Benefit exceed the value that you have accumulated under the Policy by a specified percentage, again depending upon the age of the Insured. Therefore, if the investment options that you have chosen under the Policy perform well, we may need to increase the amount of your Life Insurance Benefit above the Policy's then current Face Amount.


     When you purchase a Policy, you pay an initial single premium. You decide whether the single premium will be based on 100% of the GSP or 80% of the GSP applicable to your specific Policy coverage. If you decide that the single premium will be based on 100% of GSP, we will guarantee the life insurance benefit under the Policy in an amount equal to the initial Face Amount based on age, gender and underwriting class. We call this the Death Benefit Guarantee. The Guarantee protects the Policy from lapsing if your Cash Surrender Value is insufficient to cover the monthly deductions. However, generally the guarantee does not apply for Series 1 if you have a loan that exceeds 50% of the Cash Value, and generally it may not apply for Series 2 if you pay only the initial single premium and have a loan outstanding for any amount (see below). If your single premium is based on 80% of the GSP, your Face Amount will be higher than if your single premium is based on 100% of the GSP, and you have more flexibility to pay subsequent premiums, but we will not provide a Death Benefit Guarantee. For a limited time, usually within 20 days after you receive your Policy, you can cancel the Policy without paying a surrender charge. For policies issued in North Carolina and the District of Columbia, you can cancel your Policy without paying a surrender charge up to the later of 20 days after you receive your Policy or 45 days after you sign your application. In New York, you can cancel your Policy without paying a surrender charge up to 10 days after you receive your Policy.



     There are 28 investment options available under the Policy, including the Fixed Account. However, you can only invest in up to 21. Each Investment Division invests in shares of an individual Eligible Portfolio. The Eligible Portfolios have different investment objectives, strategies and techniques. If the Investment Divisions perform well, you may be able to accumulate value in amounts greater than what you can accumulate in the Fixed Account. However, investments in the Investment Divisions also can lose value. If your Policy does not have a Death Benefit Guarantee, your Policy may lapse as a result of poor investment performance of the Investment Divisions in which you have invested. If your Policy has a Death Benefit Guarantee, your Policy will not lapse due to the investment performance of the Investment Divisions in which you have invested. By contrast, if the Investment Divisions in which you have invested perform well, the Life Insurance Benefit may increase above the Face Amount.


     We deduct charges from your Policy. In addition, each Eligible Portfolio deducts its own charges, which we do not set. We deduct charges on a monthly basis (Monthly Deductions), some over the life of your Policy until Maturity. These monthly charges include a cost of insurance charge, which pays for your insurance benefit, a Monthly Administrative Charge, which compensates us for the cost of administering your Policy and (for Series 2), a Mortality and Expense Risk Charge based on the Cash Value allocated to the Separate Account to compensate us for the risk that Insureds will not live as long as we expected and that our expenses in administering the Policy will be higher than we anticipated. (See CHARGES AND DEDUCTIONS -- Mortality and Expense Risk Charge (for Series 2) for a more detailed explanation of the Mortality and Expense Risk Charge). The deferred sales expense charge is a Monthly Deduction we deduct over a 10-year period after a premium payment is made instead of taking the sales expenses out of the initial premium. This charge partially covers our expenses in selling the Policy to you. (See CHARGES AND DEDUCTIONS -- Deferred Sales Expense Charge for a more detailed explanation of the deferred sales expense charge). For Series 1, we deduct a Mortality and Expense Risk Charge on a daily basis from assets held in the Investment Divisions. (See CHARGES AND
DEDUCTIONS -- Mortality and Expense Risk Charge (for Series 1) for a more detailed explanation of the Mortality and Expense Risk Charge). We deduct a surrender charge if you make a partial withdrawal in excess of the surrender charge free window amount or surrender your Policy in the first nine years after you purchase your Policy.



     We may impose a charge up to $30 per transfer for each transfer after the first twelve in any policy year.


     You can access your Cash Surrender Value in several ways. You can surrender your Policy, take a partial withdrawal or borrow against your Policy. You should be aware that there may be adverse tax consequences when you access your Cash Surrender Value. Surrenders, partial withdrawals and loans will generally be taxed to the extent of any Gain (generally Cash Value less premium payments). You may also be required to pay a 10% tax penalty on distributions.

     If you surrender your Policy or take a partial withdrawal from your Policy in excess of the Surrender Charge Free window within the first nine years after you pay the initial single premium, we will assess a Surrender Charge. The Surrender Charge is assessed as a percentage of the lesser of: (i) the Cash Value minus any Surrender Charge Free Window; or (ii) the initial single premium minus any partial withdrawals for which the Surrender Charge was assessed. Surrenders and partial withdrawals made shortly after the payment of the initial single premium are assessed a higher Surrender Charge percentage than surrenders and partial withdrawals for the same dollar amount made after a longer period has elapsed after the payment of the initial single premium. Partial withdrawals can also reduce the Policy's Face Amount and Death Benefit Guarantee.

     If you borrow against your Policy, we require that the Fixed Account contain an amount equal to 106% of the loan requested plus 106% of any previous loans. If the Fixed Account does not contain a sufficient amount when the loan is requested, we will transfer a sufficient amount FROM the Investment Divisions TO the Fixed Account. Transfers are made on a pro-rata basis from the Investment Divisions. When there is an outstanding loan, we do not permit partial withdrawals or transfers that would reduce the amount contained in the Fixed Account below 106% of the total outstanding loan. Loan interest accrues each day and is payable on the Policy Anniversary, on the date of death, surrender, lapse, on the date of a new loan, loan increase, or loan repayment. If you do not repay loan interest in cash (by 31 days following the Policy Anniversary), it will be capitalized and increase the loan principal.


     For Series 1 (except in N.J.), if your Policy has a Death Benefit Guarantee, you should be aware that if, at any time, the total loan principal (including capitalized interest) exceeds 50% of the Cash Value, then the Death Benefit Guarantee will terminate. You cannot reinstate the Death Benefit Guarantee by repaying the loan or by reducing the total loan principal below 50% of the Cash Value.



     For Series 2 available in approved states and Series 1 policies issued in New Jersey, if the Cash Surrender Value is insufficient to cover the monthly deduction we will test to determine if the Death Benefit Guarantee applies. Loan principal including accrued interest is a component of this test and could negatively impact the Death Benefit Guarantee Status. If your Policy has a Death Benefit Guarantee, the guarantee will not apply if the total premium paid less any current loan balance is less than the initial single premium. Premiums and/or loan repayments will be accepted during the 62 day grace period to ensure that the initial single premium test is satisfied so that the Death Benefit Guarantee can be invoked. Therefore the Death Benefit Guarantee will not apply, for Series 2 (and Series 1 in New Jersey) if you pay only the initial single premium and you have any loan outstanding and do not pay premiums required to maintain the Death Benefit Guarantee during the 62-day grace period. See DEATH BENEFIT GUARANTEE for a complete description of how the Death Benefit Guarantee works.



     You can make transfers between the Investment Divisions, and between the Investment Divisions and the Fixed Account. We reserve the right to charge up to $30 for each transfer in excess of 12 in any given policy year. The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000. There is no limit to the amount that you may transfer into the Fixed Account, unless we are crediting interest to the Fixed Account at the minimum interest crediting rate of 3%. In that case, we limit transfers to the greater of: (i) 20% of the total amount on the Investment Divisions at the beginning of the Policy Year; or (ii) $5,000. If the Insured is age 65 or older, this limitation on transfers to the Fixed Account does not apply. See TRANSFERS, DOLLAR COST AVERAGING, AND ACCOUNT REBALANCING -- Transfers of Cash Value for a complete description of the limits on transfers.



     You can also take advantage of our Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep programs. These features are available to you at no additional cost. Dollar Cost Averaging permits you to automatically transfer assets from any Investment Division to any other Investment Division or to the Fixed Account as you direct. Dollar Cost Averaging transfers cannot be made from the Fixed Account. Automatic Asset Reallocation permits you to automatically reallocate assets among the Investment Divisions to maintain a proportion that you predetermine. Interest Sweep permits you to transfer interest earned in the Fixed Account to Investment Division(s) as you indicate. Dollar Cost Averaging and Automatic Asset Reallocation are available if your Cash Value is $2,500 or more. Thereafter, you must maintain a Cash Value of at least $2,000 to have subsequent reallocations. You cannot choose Dollar Cost Averaging and Automatic Asset Reallocation simultaneously. Interest Sweep is available if your Cash Value contained in the Fixed Account is $2,500 or more. Thereafter, the Fixed Account must contain at least $2,000 to have subsequent transfers.

     The Life Insurance Benefit is payable upon the death of the Insured. The Life Insurance Benefit payable is reduced by any outstanding loan principal and accrued interest as of the date of death, and any past due Monthly Deductions.


     For information concerning compensation paid for the sale of the policies, see Distribution of the Policies. We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions' performance, and they offer different benefits.

                      HOW TO REACH US FOR POLICY SERVICES



     You can send service requests to us at the Variable Products Service Center
(VPSC) addresses listed on page 1 of this prospectus. In addition, as described below, you can contact us through the Internet at our Virtual Service Center
(VSC) and through an automated telephone service called the Interactive Voice Response System (IVR).



VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM



     Through the VSC and the IVR, you can get up-to-date information about your Policy and request transfers. The VSC and IVR are not available to corporate Policy Owners or trusts that own Policies.



     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security numbers, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.



     As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through the IVR or the VSC which we believe are genuine. We will confirm all transactions in writing.



     Service requests are binding on all owners if the Policy is jointly owned. Transfer and loan requests received Saturday and Sunday, and after 4:00 p.m. (Eastern Time) Monday through Friday will be priced as of the next business day.



     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.



     VSC



     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).



     The VSC enables you to:



      -- e-mail your registered representative or the Variable Product Service
         Center;



      -- obtain current Policy values;



      -- transfer assets between investment options;



      -- change the allocation of future premium payments;

      --  change your address; and



      -- obtain service forms.



     IVR



     The IVR is available 24 hours a day, seven days a week. We record all calls.



     The IVR enables you to:



      -- obtain current Policy values;



      -- transfer assets between investment options;



      -- change the allocation of future premium payments;



      -- request a loan on your Policy; and



      -- speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).



     You can authorize a third party to have access through a Customer Service Representative in the IVR to your Policy information and to make fund transfers, allocation changes and other permitted transactions by completing a Telephone Request Form. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.



     See TRANSFERS, DOLLAR COST AVERAGING, AND ACCOUNT REBALANCING -- Requesting a Transfer for information about how to transfer assets between Investment Options.



     Faxed requests are not acceptable and will not be honored at any time.

                          SUMMARY OF FEES AND CHARGES


     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the charges that you will pay when you:


          (i) surrender the Policy, or

          (ii) make a partial withdrawal in excess of the Surrender Charge Free Window.

        SURRENDER CHARGE

                                                     SURRENDER CHARGE
                                                     (AS PERCENTAGE OF
                    POLICY                       CASH VALUE LESS SURRENDER
                      AGE                          CHARGE FREE WINDOW)*
                    ------                       -------------------------
1 or fewer years...............................               9%
2..............................................               8%
3..............................................               7%
4..............................................               6%
5..............................................               5%
6..............................................               4%
7..............................................               3%
8..............................................               2%
9..............................................               1%
More than 9....................................               0%

---------------
* The Maximum Surrender Charge will never exceed the applicable Surrender Charge Percentage applied to the initial single premium less any partial withdrawals for which the Surrender Charge was previously assessed.

     The next table describes the Monthly Deductions:

        MONTHLY DEDUCTIONS


CHARGE                                           AMOUNT DEDUCTED                 DEDUCTED ON MONTHLY
                                       (AS ANNUAL PERCENTAGE OF CASH VALUE)      DEDUCTION DAY FOR
------------------------------------------------------------------------------------------------------------------

 Cost of Insurance                     Individualized, depending upon age,        Life of Policy until Maturity
                                           gender, Net Amount at Risk,
                                        underwriting risk class, and other
                                                individual factors
------------------------------------------------------------------------------------------------------------------
 Deferred Sales Expense                  CURRENT            GUARANTEED            10 year period after a premium
 comprised of:                                                                    payment is applied
 Sales Expense Charge                     0.40%
 Premium Tax                              0.30%             *
 Federal Tax (DAC)                        0.20%             *
 Total Deferred Sales Expense             0.90%             1.00%
                                    * Taxes change as tax laws change.
------------------------------------------------------------------------------------------------------------------
 Monthly Administrative Charge                                                    Life of Policy until Maturity
 Policy Years: 1-3                        0.60%             0.70%
               4 and after:
 If Cash Value is:
  Below $30,000                           0.60%             0.70%
  $ 30,000 -- $59,999.99                  0.55%             0.70%
  $ 60,000 -- $89,999.99                  0.50%             0.70%
  $ 90,000 -- $119,999.99                 0.40%             0.70%
  $120,000 -- $149,999.99                 0.30%             0.70%
  $150,000 -- $179,999.99                 0.20%             0.70%
  $180,000 -- $199,999.99                 0.10%             0.70%
  $200,000 or greater                       0%              0.70%
------------------------------------------------------------------------------------------------------------------
  Mortality and Expense Risk              0.50%             0.80%                 Life of Policy
  (for Series 2)                    (deducted on a monthly basis a charge equal
                                    to an annual percentage of the Cash Value
                                    allocated to the separate account)



     SEPARATE ACCOUNT CHARGES (FOR SERIES 1)


CHARGE                                           AMOUNT DEDUCTED                 DEDUCTED DAILY FOR
                                             (AS ANNUAL PERCENTAGE OF
                                             SEPARATE ACCOUNT ASSETS)
------------------------------------------------------------------------------------------------------------------

   Mortality and Expense Risk            CURRENT                GUARANTEED         Life of Policy
                                          0.50%                   0.80%


     TRANSFER FEE



     We currently do not charge for transfers, but we may impose a fee of up to $30 for each transfer in excess of 12 in a Policy year.


     ELIGIBLE PORTFOLIO FEES AND EXPENSES


     The next table describes the Eligible Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. You can find a more detailed description about each Eligible Portfolio in the prospectus for each Fund. Unlike the other charges listed above, the fees and expenses of the Eligible Portfolios are not fixed or specified under the terms of your Policy, and they may vary from year to year. The following chart reflects 2001 fees and charges that are provided by the Funds or their agents, which are based on 2001 expenses. The Funds have provided us with this information; we have not independently verified it.


                                                  MAINSTAY VP    MAINSTAY VP                 MAINSTAY VP
                                    MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP     EQUITY      MAINSTAY VP
                                       BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE     INCOME      GOVERNMENT
                                    -----------   ------------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.25%         0.36%          0.25%         0.36%         0.70%(b)      0.30%
  Administration Fees.............     0.20%         0.20%          0.20%         0.20%         0.00%(b)      0.20%
  Other Expenses..................     0.07%         0.07%          0.09%         0.11%         0.24%         0.10%
  Total Fund Annual Expenses......     0.52%         0.63%          0.54%         0.67%         0.94%(c)      0.60%

                                                  MAINSTAY VP
                                    MAINSTAY VP   HIGH YIELD    MAINSTAY VP
                                      GROWTH       CORPORATE      INDEXED
                                      EQUITY         BOND         EQUITY
                                    -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.25%         0.30%         0.10%
  Administration Fees.............     0.20%         0.20%         0.20%
  Other Expenses..................     0.05%         0.08%         0.07%
  Total Fund Annual Expenses......     0.50%         0.58%         0.37%



                                     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                    INTERNATIONAL     MID CAP       MID CAP      SMALL CAP       TOTAL      MAINSTAY VP
                                       EQUITY          CORE         GROWTH        GROWTH        RETURN         VALUE
                                    -------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................      0.60%          0.85%(b)      0.75%(b)      1.00%(b)      0.32%         0.36%
  Administration Fees.............      0.20%          0.00%(b)      0.00%(b)      0.00%(b)      0.20%         0.20%
  Other Expenses..................      0.32%          0.24%         0.24%         0.24%         0.07%         0.08%
  Total Fund Annual Expenses......      1.12%          1.09%(d)      0.99%(e)      1.24%(f)      0.59%         0.64%

                                    MAINSTAY VP   MAINSTAY VP
                                     AMERICAN       DREYFUS      MAINSTAY VP
                                      CENTURY        LARGE       EAGLE ASSET
                                     INCOME &       COMPANY      MANAGEMENT
                                      GROWTH         VALUE      GROWTH EQUITY
                                    -----------   -----------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.50%         0.60%          0.50%
  Administration Fees.............     0.20%         0.20%          0.20%
  Other Expenses..................     0.18%         0.19%          0.10%
  Total Fund Annual Expenses......     0.88%         0.99%          0.80%


------------

(a)The Fund or its agents provided the fees and charges, which are based on 2001 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.


(b)The fees designated as "Advisory Fees" reflect "Management Fees", which includes both Advisory Fees and Administrative Fees for this Investment Division.


(c)The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.89% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.65%, 0.24% and 0.89% respectively.


(d)The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.98% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.74%, 0.24% and 0.98% respectively.


(e)The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.97% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.73%, 0.24% and 0.97% respectively.


(f)The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.95% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.71%, 0.24% and 0.95% respectively.

                                                                                                         FIDELITY VIP
                                            ALGER AMERICAN   CALVERT     DREYFUS IP    FIDELITY VIP         EQUITY-
                                                SMALL         SOCIAL     TECHNOLOGY    CONTRAFUND(R)        INCOME
                                            CAPITALIZATION   BALANCED      GROWTH     (INITIAL CLASS)   (INITIAL CLASS)
                                            --------------   --------    ----------   ---------------   ---------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
    fiscal year ended December 31,
    2001)(a)
  Advisory Fees...........................      0.85%          0.425%      0.75%           0.58%             0.48%
  Administration Fees.....................      0.00%          0.275%      0.00%           0.00%             0.00%
  Other Expenses..........................      0.07%        0.18%(g)      0.12%           0.10%             0.10%
  Total Fund Annual Expenses..............      0.92%        0.88%(g)      0.87%(h)        0.68%(i)          0.58%(i)

                                                          JANUS ASPEN                    VAN KAMPEN
                                            JANUS ASPEN     SERIES        T. ROWE           UIF
                                              SERIES       WORLDWIDE    PRICE EQUITY      EMERGING
                                             BALANCED       GROWTH         INCOME      MARKETS EQUITY
                                            -----------   -----------   ------------   --------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
    fiscal year ended December 31,
    2001)(a)
  Advisory Fees...........................     0.65%         0.65%         0.85%(j)        1.25%
  Administration Fees.....................     0.00%         0.00%         0.00%           0.25%
  Other Expenses..........................     0.01%         0.04%         0.00%           0.62%
  Total Fund Annual Expenses..............     0.66%         0.69%         0.85%           2.12%(k)


------------

(g)"Other Expenses" reflect an indirect fee. The portfolio has an offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net fund operating expenses after reductions for such expenses offset arrangement would be 0.87% for Social Balanced Portfolio.


(h)These expenses are for the fiscal year ended December 31, 2001. Expenses in the current year and in future years may be higher or lower than the expenses presented.


(i)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.


(j)"Advisory Fees" include the ordinary operating expenses of the Fund.


(k)The management fee for the portfolio has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Including such reductions, the "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund Annual Expenses," were 0.98%, 0.25%, 0.62%, 1.85%, respectively. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expenses and interest expense on borrowing. Included in "Other Expenses" are 0.10% of such investment related expenses.

                                   WHO WE ARE

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
     AND NEW YORK LIFE INSURANCE COMPANY

     We are New York Life Insurance and Annuity Corporation (NYLIAC), a stock life insurance company incorporated in Delaware in 1980. We are licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, we offer other life insurance policies and annuities. You can find our financial statements in this Prospectus.


     We are a wholly-owned subsidiary of New York Life Insurance Company (New York Life), a mutual life insurance company founded in New York in 1845. At the end of 2001, we held assets of $37.00 billion. New York Life has invested in us, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to us.


     SEPARATE ACCOUNT

     The Investment Divisions are subdivisions of our Separate Account, NYLIAC Variable Universal Life Separate Account-I. The Separate Account is a segregated asset account we created to receive and invest your premiums.

     We established the Separate Account on June 4, 1993 under Delaware law. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (1940 Act). This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.


     Although the assets of the Separate Account belong to us, we hold these assets separately from our other assets. Under applicable insurance law, Separate Account assets cannot be charged for liabilities incurred in any of our other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business we may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of the Fixed Account and the performance of any other separate account. The obligations under the Policies are obligations of NYLIAC.



     The Separate Account currently consists of twenty-seven Investment Divisions available under this policy. We may add more Investment Divisions in the future.


     The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses attributable to the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your Policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios.

                            THE ELIGIBLE PORTFOLIOS



     The Eligible Portfolios of each Fund, along with their investment objectives, are listed in the following table. The Funds' prospectuses contain more information about each Eligible Portfolio, including portfolio managers and subadvisers.




FUND                               ELIGIBLE PORTFOLIOS               INVESTMENT OBJECTIVES
------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund,          MainStay VP Bond                  highest income over the long term
 Inc.                                                                consistent with preservation of
                                                                     principal

                                   MainStay VP Capital               long-term growth of capital
                                   Appreciation

                                   MainStay VP Cash                  as high a level of current income
                                   Management                        as is considered consistent with
                                                                     the preservation of capital and
                                                                     liquidity

                                   MainStay VP Convertible           capital appreciation together
                                                                     with
                                                                     current income

                                   MainStay VP Equity Income         maximum long-term total return
                                                                     from a combination of capital
                                                                     appreciation and income

                                   MainStay VP Government            high level of current income,
                                                                     consistent with safety of
                                                                     principal

                                   MainStay VP Growth Equity         long-term growth of capital, with
                                                                     income as a secondary
                                                                     consideration

                                   MainStay VP High Yield            maximum current income through
                                   Corporate Bond                    investment in a diversified
                                                                     portfolio of high yield, high
                                                                     risk debt securities

                                   MainStay VP Indexed Equity        to provide investment results
                                                                     that correspond to the total
                                                                     return performance (and reflect
                                                                     reinvestment of dividends) of
                                                                     publicly traded common stocks
                                                                     represented by the S&P 500(R)
                                                                     Index

                                   MainStay VP International         long-term growth of capital by
                                   Equity                            investing in a portfolio
                                                                     consisting
                                                                     primarily of non-U.S. equity
                                                                     securities

                                   MainStay VP Mid Cap Core          long-term growth of capital

                                   MainStay VP Mid Cap Growth        long-term growth of capital

                                   MainStay VP Small Cap Growth      long-term capital appreciation
                                   MainStay VP Total Return          current income consistent with
                                                                     reasonable opportunity for future
                                                                     growth of capital and income


FUND                               ELIGIBLE PORTFOLIOS               INVESTMENT OBJECTIVES
------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.     MainStay VP Value                 maximum long-term total return
                                                                     from

 (continued)                                                         a combination of capital growth
                                                                     and income

                                   MainStay VP American              dividend growth, current income
                                   Century Income & Growth           and capital appreciation

                                   MainStay VP Dreyfus Large         capital appreciation
                                   Company Value

                                   MainStay VP Eagle Asset           growth through long-term capital
                                   Management Growth Equity          appreciation
------------------------------------------------------------------------------------------------------
 The Alger American Fund           Alger American Small              long-term capital appreciation
                                   Capitalization
------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.     Calvert Social Balanced           competitive total return
------------------------------------------------------------------------------------------------------

 Dreyfus Investment Portfolios     Dreyfus IP Technology Growth      capital appreciation
                                   (Initial Shares)
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity VIP Contrafund(R)        long-term capital appreciation
 Products Fund
                                   -------------------------------------------------------------------
                                   Fidelity VIP Equity-Income        reasonable income and capital
                                                                     appreciation
------------------------------------------------------------------------------------------------------
 Janus Aspen Series                Janus Aspen Series Balanced       long-term capital growth
                                                                     consistent
                                                                     with preservation of capital and
                                                                     balanced by current income

                                   Janus Aspen Series                long-term growth of capital in a
                                   Worldwide Growth                  manner consistent with the
                                                                     preservation of capital
------------------------------------------------------------------------------------------------------
 The Universal Institutional       Van Kampen UIF Emerging           long-term capital appreciation
 Funds, Inc.                       Markets Equity
------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,      T. Rowe Price Equity Income       substantial dividend income and
 Inc.                                                                also long-term growth of capital



     "Standard & Poor's," "S&P," "S&P 500(R)" "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc, and have been licensed for use by New York Life Investment Management LLC. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.


                               THE FIXED ACCOUNT

     ASSETS IN THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We may invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed

Account is not registered as an investment company under the 1940 Act. Therefore, the Fixed Account and any interest earned in the Fixed Account are generally not subject to these statutes. The staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account.


     INTEREST CREDITING

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All premiums applied to, and amounts transferred to, the Fixed Account receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

                            DEATH BENEFIT GUARANTEE


     A Death Benefit Guarantee is provided automatically if you select an initial single premium based on 100% of the GSP for the policy. It is not available to Policy Owners who select an initial single premium based on 80% of the GSP. At issue, the amount of the Death Benefit Guarantee equals the Face Amount. The Death Benefit Guarantee prevents the Policy from lapsing if the Policy's Cash Surrender Value is insufficient to cover the Monthly Deductions (although in some cases a policy loan could terminate the guarantee; see below). If the Insured dies after the Death Benefit Guarantee has been invoked, the proceeds paid will equal the amount of the Death Benefit Guarantee. A partial withdrawal may reduce the amount of the Death Benefit Guarantee.


     The new Death Benefit Guarantee after a partial withdrawal is the lowest of the following:

        1. the Attained Age Face Amount (the face amount that the cash value after the withdrawal would purchase as a new 100% GSP policy at the insured's current attained age);

        2. the Policy's Face Amount (which may have been reduced due to the partial withdrawal);

        3. the current Death Benefit Guarantee in effect before the partial withdrawal.

     EXAMPLE OF CHANGE IN DEATH BENEFIT GUARANTEE DUE TO PARTIAL WITHDRAWAL:

     The owner of a Policy with a $58,068 Face Amount takes a partial withdrawal of $1,000 in the 2nd year.

     Issue Age of 35

     Initial Single Premium at Issue = $10,000

     Death Benefit Guarantee at Issue = $58,068 Face Amount

     Cash Value before withdrawal = $11,025

     Cash Value after withdrawal = $10,000

     Determination of new Death Benefit Guarantee is the lowest of the following 3 calculations:

     1. CALCULATE THE ATTAINED AGE FACE AMOUNT:
          $10,000/0.1797 = $55,648 (Where "0.1797" is the approximate GSP per dollar at age 36)

     2. THE POLICY'S REDUCED FACE AMOUNT:
          The Face Amount at issue minus the $1,000 withdrawal.
          Reduced Face Amount is $58,068 - $1,000 = $57,068

     3. THE DEATH BENEFIT GUARANTEE IN EFFECT BEFORE THE PARTIAL WITHDRAWAL:
          $58,068

     The Death Benefit Guarantee Amount is now reduced to $55,648.

     Any time the amount of the Death Benefit Guarantee is reduced, that amount becomes the new Death Benefit Guarantee amount. The amount of the Death Benefit Guarantee will never increase.


     For Series 1 (except in N.J.):



          If, at any time, the loan principal including capitalized interest exceeds 50% of the Cash Value, the Death Benefit Guarantee will terminate.



     For all Series 2 and Series 1 policies issued in N.J.:



          On a Monthly Deduction Day, if the Cash Surrender Value of the Policy is insufficient to cover the monthly deductions, the Death Benefit Guarantee will not apply if the total premiums paid less any current loan balance including accrued interest is less than the initial single premium. This means the Death Benefit Guarantee does not apply, unless (a) you paid additional premium after the initial single premium, and (b) the amount of the loan, including accrued interest, is no more than the amount of the additional premium(s). Premiums and/or loan repayments will be accepted during the 62 day grace period to ensure that the initial single premium test is satisfied so that the Death Benefit Guarantee can be invoked.


                             CHARGES AND DEDUCTIONS


     The deductions or charges associated with this Policy are subtracted (depending on the Series, deduction or charge) on a monthly basis, on a daily basis, or when you surrender or make a partial withdrawal from the Policy. We call each date on which a Monthly Deduction is made a Monthly Deduction Day and the amount we deduct a Monthly Deduction Amount.



     Monthly Deduction Amounts are subtracted on the Policy Date and on each Monthly Deduction Day after the Policy Date to cover charges and expenses incurred in connection with a Policy.


        EXPENSE ALLOCATION


     If you do not provide us with instructions on how you would like your expenses allocated, each Monthly Deduction Amount will be subtracted pro rata from each Investment Division so that the proportion of Cash Value attributable to each Investment Division remains the same before and after the deduction.

     You can instruct us to deduct Monthly Deductions from the Cash Value, first from the MainStay VP Cash Management Investment Division and/or the Fixed Account. If the value in the MainStay VP Cash Management Investment Division and/or Fixed Account you have chosen is insufficient to pay these charges, we will deduct as much of the charges as possible from these investment options. We will deduct the remainder from the amounts in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to the amounts in these investment options.


     The Deduction Amount will vary from month to month. If the Cash Surrender Value (i.e., the Cash Value minus any applicable Surrender Charge, any outstanding loan principal and any outstanding loan interest) is not sufficient to cover a Deduction Amount due on any Monthly Deduction Day, the Policy may lapse. See "Lapse and Reinstatement". If you have a Death Benefit Guarantee, the Policy will not lapse even if the Cash Surrender Value is not sufficient to cover a Deduction Amount due. However, loan principal including accrued interest could eliminate the Death Benefit Guarantee.


     The deductions and charges associated with your Policy are listed below.

     CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the Policy, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

        SURRENDER CHARGE

     The Surrender Charge is equal to a percentage of the lesser of:

      --  the Cash Value minus any Surrender Charge Free Window; or

      -- the initial single premium less any partial withdrawals for which the Surrender Charge was assessed.

The percentage applicable is based on the amount of time that has passed from the date when the initial single premium was accepted to the effective date of the surrender or partial withdrawal. The Surrender Charge percentage declines each Policy Year, from 9% in the first Policy Year to 0% in years 10 and after.

     The Surrender Charge Free Window in any Policy Year is the greater of:

      --  10% of the total premiums paid; or

      --  100% of the policy's Gain.

     EXAMPLE OF SURRENDER CHARGE CALCULATION

     BASED ON INITIAL SINGLE PREMIUM AND AFTER PARTIAL WITHDRAWAL TAKEN THAT EXCEEDS THE SURRENDER CHARGE FREE WINDOW.


     Total Premiums Paid = $50,000        Cash Value = $60,000        Policy
Year: 1


     Partial Withdrawal of $28,000 taken in 1st policy year

     Surrender Charge Free Window in effect before Partial Withdrawal was taken:
     The greater of:
        10% of Total Premiums Paid = $5,000
        or

        100% of Gain = $10,000



    Partial Withdrawal subject to Surrender Charge:
     $28,000 minus $10,000 = $18,000

     Surrender Charge on the Partial Withdrawal:

     $18,000 x 9% = $1,620



     Unless you direct us otherwise, any charge applicable to the partial withdrawal will be assessed against the Policy's remaining Cash Value.


        MONTHLY DEDUCTIONS


     On each Monthly Deduction Day, we deduct the Cost of Insurance from the Cash Value. We then deduct the Deferred Sales Expense Charge and the Monthly Administrative Charge. For Series 2, a Mortality and Expense Risk Charge is also deducted from the Policy's Cash Value allocated to the Separate Account before any other monthly deductions.


           INSURANCE CHARGES

           COST OF INSURANCE CHARGE


     On each Monthly Deduction Day, we will deduct a charge for Cost of Insurance protection from the Cash Value of your Policy. This charge covers the cost of providing Life Insurance Benefits to you.



     The Cost of Insurance charge is calculated by taking the monthly Cost of Insurance rate which applies to the Insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current Life Insurance Benefit of your Policy and the Policy's Cash Value. Your Cost of Insurance charge will vary from month to month depending upon changes in the net amount at risk as well as the Cost of Insurance rate.



     We base the monthly Cost of Insurance rate we apply to your Policy on our current monthly Cost of Insurance rates. We may change these rates from time to time based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the Insured is age 17 or under when the Policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the Insured is age 18 or higher when the Policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the Insured's underwriting class.



     We base the guaranteed rates for Policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. We base the current monthly Cost of Insurance rates on such factors as the sex, underwriting class and issue age of the insured and the Policy Year. Changes to the current monthly Cost of Insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

           INVESTMENT CHARGES

           DEFERRED SALES EXPENSE CHARGE


     We will deduct a Deferred Sales Expense Charge from your Cash Value on each Monthly Deduction Date following each premium payment over a ten-year period to partially cover our expenses of selling the Policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the monthly administrative charge. The sales expense charge we deduct is a percentage of the Cash Value. If you make more than one premium payment, the amount is deducted from the pro rata share of Cash Value attributable to that Premium Payment. This charge is comprised of:


                                                                        GUARANTEED
                                                      CURRENT            MAXIMUM
                                                  ----------------   ----------------
 --  Sales Expense Charge                              0.40%
 --  Premium Tax                                       0.30%                *
 --  Federal Tax (DAC)                                 0.20%                *
TOTAL DEFERRED SALES EXPENSE                       0.90% ANNUALLY     1.00% ANNUALLY
                                                      *Change as tax laws change

           MONTHLY ADMINISTRATIVE CHARGE


     In the first three Policy Years, there is a charge currently equal to 0.60% (0.70% guaranteed) of your Cash Value on an annual basis. This charge compensates us for costs we incur in providing certain administrative services including recordkeeping, processing claims and communicating with Policy Owners. In Policy Years 4 and subsequent, we currently waive the Monthly Administrative Charge if your Cash Value equals or exceeds $200,000. If not, your Monthly Administrative Charge will be calculated as follows:



                                                         CURRENT CHARGE
                                                      (AS ANNUAL PERCENTAGE   GUARANTEED
                     CASH VALUE                          OF CASH VALUE)        MAXIMUM
                     ----------                       ---------------------   ----------
Below $30,000                                               0.60%              0.70%
Equal to or greater than $30,000 but below $60,000          0.55%              0.70%
Equal to or greater than $60,000 but below $90,000          0.50%              0.70%
Equal to or greater than $90,000 but below $120,000         0.40%              0.70%
Equal to or greater than $120,000 but below $150,000        0.30%              0.70%
Equal to or greater than $150,000 but below $180,000        0.20%              0.70%
Equal to or greater than $180,000 but below $200,000        0.10%              0.70%
Equal to or greater than $200,000                      Zero - no charge        0.70%



        MORTALITY AND EXPENSE RISK CHARGE (FOR SERIES 2)



     On each Monthly Deduction Date, we deduct a mortality and expense risk charge from the Cash Value allocated to the Separate Account to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.



     - Current Mortality and Expense Risk Charge - We deduct on each Monthly Deduction Day a mortality and expense risk charge that is equal to an annual rate of 0.50% of the Cash Value allocated to the Separate Account.



     - Guaranteed Mortality and Expense Risk Charge - While we may change the level of the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.80% of the amount of Cash Value allocated to the Separate Account.


     SEPARATE ACCOUNT CHARGES


        MORTALITY AND EXPENSE RISK CHARGE (FOR SERIES 1)


     We deduct a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.


     - For Series 1



     - Current Mortality and Expense Risk Charge - We deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.50% of the average daily net assets of each Investment Division.



     - Guaranteed Mortality and Expense Risk Charge - While we may change the level of the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.80% of the average daily net assets of each Investment Division.


        OTHER CHARGES YOU MIGHT INCUR

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge in order to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL TAX CONSIDERATIONS.


     There may also be a charge for transfers in excess of twelve per policy year. See "Transfers of Cash Value," page 29.


     ELIGIBLE PORTFOLIO CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Eligible Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These charges are described in the Funds' prospectuses accompanying this Prospectus.

                                  YOUR POLICY

     Policy Owner, or "you" -- As long as your Policy is in force, you can exercise all rights under the Policy while the Insured is alive and a beneficiary has not been irrevocably named.

     Beneficiary -- You name the beneficiary in the application for the Policy. You can change the beneficiary during the Insured's lifetime by written request to us. If no beneficiary is living when the Insured dies, the Life Insurance Benefit proceeds will be paid to the Policy Owner if living, otherwise to the Policy Owner's estate.

     Assignment -- You can assign your Policy as collateral for a loan or other obligation. Until you provide us with a copy of the assignment, we are not responsible for any payment made or action taken. We are not responsible for the validity of any assignment.

     Statements to Policy Owners -- We will send you a statement at least once each year, showing:

      -- the current Cash Value, Cash Surrender Value, Face Amount and Life Insurance Benefit;

      -- the premiums paid, Monthly Deduction amounts and any loans since your last statement;

      --  the principal amount of any loan, and loan interest;

      -- any notifications required by the Insurance Department of the state where your Policy was delivered.

     Limit on Right to Contest -- During the Insured's lifetime, we may not contest the validity of the Policy after it has been in force for two years from the date we issue the Policy. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the Insured commits suicide within two years from the date we issue the Policy, or such period as specified in state law, the benefit payable will be limited to the Cash Value minus any indebtedness (except in Missouri).

     Misstatement of Age or Sex -- If the age or sex of the Insured is incorrectly stated, the Life Insurance Benefit will be appropriately adjusted as specified in the Policy.

     POLICY LIMITATIONS

     Dividends -- We will not pay any dividends under the Policy.

     CHANGES TO POLICY OR SEPARATE ACCOUNT


     Substitutions, Additions, or Deletions of Funds -- We reserve the right, subject to any applicable law, to make certain changes to the Investment Divisions and Eligible Portfolios offered under your Policy. We may, in our sole discretion, establish new Eligible Portfolios. New Eligible Portfolios will be made available to existing Policy Owners as appropriate. The new Eligible Portfolios may have higher fees and charges than the ones they replaced.


     We may also close one or more Eligible Portfolios to additional payments or transfers from existing Investment Divisions. We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

     If we decide that it is in the best interest of Policy Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

     Separate Account Taxes -- Currently, there is no charge for federal income taxes that may be attributable to the Separate Account. However, we reserve the right to make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                                    PREMIUMS

     Application for a Policy -- To purchase a Policy, you must submit an application to us. We will issue a Policy only on the lives of proposed Insureds age 90 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. Other than those described in this Prospectus, no change in the terms or conditions of a Policy will be made without your consent. The minimum initial premium we accept is $10,000 for Insureds ages 18 and above, and $5,000 for Insureds ages 17 and below as of the Issue Date.

     Your Policy is effective after we receive all outstanding delivery requirements and receive your initial single premium. You must pay your initial single premium in a single payment. The date your Policy becomes effective is called the Policy Date. This date is the date used to determine all future monthly or annual transactions on your Policy, such as Monthly Deductions.

     If your application for a Policy is rejected, we will return your initial premium payment. In cases where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of conditional receipt you received when you completed the application and if you die before we finish the underwriting process, we will pay the Face Amount, up to a limit of $1,000,000. If no fixed conditional insurance was in effect, then on Policy delivery we will require you to pay the full initial single premium to place the insurance in force.


     Tax-Free 'Section 1035' Exchanges -- You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest.

     Premium Payments -- You pay a single premium and, subject to restrictions, you can pay additional premiums. However, if payment of additional premiums will cause the Life Insurance Benefit of your policy to increase more than the Cash Value of your policy will increase, we may require proof of insurability before accepting that payment and applying it to your policy. You can choose a single initial premium based on 80% or 100% of the Guideline Single Premium (based on the Face Amount). The GSP is shown on your Policy Data page.

     The Death Benefit Guarantee is provided only if your initial single premium is based on 100% of the GSP. It is not available if your initial single premium is based on 80% of the GSP. If you select an initial single premium based on 80% of the GSP, you can remit additional premiums up to the maximum limits set by
Section 7702 of the Code (as you can on the 100% GSP option) (Guideline Limits). However, making these additional payments will never result in a Death Benefit Guarantee. We will not accept premiums that violate the Guideline Limits. Additional premiums may be remitted up to Maturity. We require any additional premiums payments to be at least $500.

     A 9 year surrender charge period will be applied only to the initial single premium. Additional premiums will not have a separate surrender charge period. The initial single premium effective date will start the 9-year surrender charge period.

     A 10 year Deferred Sales Expense Charge period will be applied to each premium remitted. Each premium's effective date will start a 10-year Deferred Sales Expense Charge period.

     Loan repayments are not subject to surrender or Deferred Sales Expense Charges.

     Unplanned premiums, remitted on a Policy with an outstanding loan balance, will automatically be applied as follows:

      --  Loan repayment

      --  Unplanned premiums up to the Guideline Limits.


     Premium payments can be mailed to New York Life Insurance and Annuity Corporation, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to one of the Variable Products Service addresses listed on page 1.


     Underwriting -- We have three underwriting categories: Preferred, Select, and Special. In most states, our categories distinguish between male and female. However, in Montana, the Policy is underwritten on a gender-neutral basis. Your underwriting category will help to determine the cost of insurance charge we assess.

     Allocation of Premiums -- We allocate your entire initial premium payment to the General Account as of the Issue Date. These premium payments remain in the General Account until the end of the Free Look Period.

     We will then allocate the Cash Value (premium payments plus interest earned, less any partial withdrawals) in the General Account to the investment options according to the premium allocations you specify in your Policy application. The allocation is made upon the expiration of the free look period, or the date we receive the final requirements to put the Policy in force, whichever is later.

     Accumulation Unit Values -- The accumulation unit value for each Investment Division varies daily to reflect the investment experience of the applicable underlying Eligible Portfolio. To determine the current accumulation unit value, we take the prior Valuation Day's accumulation unit value and multiply it by the Net Investment Factor for the Valuation Period then ended.

     Accumulation Units -- The premiums you allocate to the Investment Divisions are used to purchase Accumulation Units. We determine the number of Accumulation Units of each Investment Division by dividing the amount of premium you have allocated to an Investment Division by the accumulation unit value of that Investment Division on the date the allocation is effective.

     The Net Investment Factor is used to measure the investment performance of an Investment Division from one Valuation Day to the next. The Net Investment Factor for each Investment Division equals:


     SERIES 1



                                    (a/b)-c



          Where: a = the sum of:



                        (1)the net asset value per share of each Eligible
                           Portfolio held in the Separate Account for that Investment Division at the end of the current Valuation Period, plus



                        (2)the per share amount of any dividends or capital gain
                           distributions made by the Eligible Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.



                   b =the net asset value per share of each Eligible Portfolio held in the Separate Account for that Investment Division at the end of the preceding Valuation Period.



                   c =a factor representing the mortality and expense risk
                      charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .50% of the value of each Investment Division's assets.



     SERIES 2



                                     (a/b)



          Where: a = the sum of:



                        (1)the net asset value per share of each Eligible
                           Portfolio held in the Separate Account for that Investment Division at the end of the current Valuation Period, plus



                        (2)the per share amount of any dividends or capital gain
                           distributions made by the Eligible Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                   b =the net asset value per share of each Eligible Portfolio held in the Separate Account for that Investment Division at the end of the preceding Valuation Period.



     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.


     You should refer to the Funds' prospectuses accompanying this Prospectus for a description of how the assets of each Fund are valued, because these determinations have a direct bearing on the Accumulation Unit Value of the Investment Division and, therefore, your Cash Value.

     All valuations in connection with your Policy will be made on the date that we receive your request or payment at our Home Office before the close of the New York Stock Exchange on any Valuation Day. Otherwise a valuation will be made on the next date which is a Valuation Day.

     Cash Value -- Each Policy has a Cash Value. There is no minimum guaranteed Cash Value. The Cash Value equals the current value of the Investment Divisions, plus the value of the Fixed Account under the policy.

     Your Cash Value is related to the Accumulation Unit Value of each Investment Division to which you have allocated your premiums and to the amounts that you have allocated to the Fixed Account. The Cash Value on any Valuation Day is calculated by multiplying the number of Accumulation Units by the Accumulation Unit Value and then totaling the results for all the Investment Divisions, and then adding the Cash Value attributable to the Fixed Account to that total. The Cash Value can change on a daily basis and is computed on each Valuation Day. Therefore, your Cash Value varies to reflect the investment performance of the underlying Eligible Portfolios, the value of amounts you have allocated to the Fixed Account and the Monthly Deduction Amounts.

     Suspension of Valuation, Payments and Transfers -- We will suspend all procedures requiring valuation (including transfers, surrenders and loans) when:

      --  the New York Stock Exchange is closed;

      --  trading on the New York Stock Exchange is restricted by the SEC;

      --  the SEC permits and orders postponement; or

      --  the SEC determines that an emergency exists to restrict valuation.


     Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or 'freeze' a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.



     If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

           TRANSFERS, DOLLAR COST AVERAGING, AND ACCOUNT REBALANCING

     TRANSFERS OF CASH VALUE


     While the Policy remains in force, and subject to transfer rules then in effect, you may request that part or all of the Cash Value of a particular Investment Division be transferred to other Investment Divisions. We reserve the right to apply a charge of up to $30 for each transfer (other than Dollar Cost Averaging, Automatic Asset Allocation and Interest Sweep Transfers) after the first 12 in a Policy Year. Transfers cannot be made on consecutive Business Days. We will apply any transfer charge to the appropriate Investment Divisions, and/or the Fixed Account, on the basis of the amount of the total transfer that is allocated from each Investment Division and/or the Fixed Account.



     We require that any transfer between Investment Divisions or from the Fixed Account to any Investment Division be at least $500 or the balance of an Investment Division or the Fixed Account. The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year, is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000. We will not limit the amount of money that can be transferred into the Fixed Account unless we are crediting interest on amounts allocated to the Fixed Account at the minimum interest crediting rate of 3%. In those circumstances, we limit transfers to the greater of: (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year; or
(ii) $5,000. This limitation on transfers into the Fixed Account does not apply if the Insured's Attained age is 65 or greater.



     LIMITS ON TRANSFERS



     -- Your right to make transfers under the Policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other Policy Owners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from any person, asset allocation and/or market timing services made on behalf of Policy Owners and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other Policy Owners.
       Currently, we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $5 million of the corresponding Eligible Portfolio's total assets. In addition, orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted for any reason.

     REQUESTING A TRANSFER



     You can request a transfer in four ways:



      -- submit your request in writing on a form we approve to the Variable
         Products Service Center at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing):



      -- use the IVR at 800-598-2019;



      -- speak to a customer service representative at 800-598-2019 on business days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or



      -- make your request through the VSC.



     Faxed requests are not acceptable and will not be honored at any time.



     Transfer requests received after 4:00 p.m. (Eastern Time) will be priced as of the next Business Day.



     See "HOW TO REACH US FOR POLICY SERVICES" for information about the VPSC, VSC and IVR.



     DOLLAR COST AVERAGING



     Our Dollar Cost Averaging program permits you to instruct us to make periodic transfers automatically from any of the Investment Divisions to any of the other Investment Divisions or to the Fixed Account. You cannot instruct us to make transfers automatically FROM the Fixed Account to any of the Investment Divisions. In addition, if we are crediting interest to the Fixed Account at the minimum interest crediting rate of 3%, we will limit Dollar Cost Averaging transfers to the Fixed Account to the greater of 20% of the Cash Value of the Investment Divisions at the beginning of that Policy Year or $5,000.



     If you want to participate in our Dollar Cost Averaging program, your Cash Value must be at least $2,500. You must then continually maintain a minimum Cash Value of at least $2,000 to continue to participate in our Dollar Cost Averaging program.



     You instruct us:



      -- How much Cash Value to transfer (at least $100).



      -- The accounts TO and FROM which Cash Value should be transferred.



      -- How often you want us to transfer Cash Value -- monthly, quarterly, semi-annually or annually.



      -- What day of the month you want us to transfer Cash Value - you can select any day of the month except the 29th, 30th or 31st.



      -- The termination date, if applicable.



     We will not process a Dollar Cost Averaging transfer, unless we have received a written request at the Variable Products Service Center at one of the addresses listed on the cover of this prospectus (or any other address we indicate to you in writing). We must receive this request at least five business days before the date Dollar Cost Averaging transfers are scheduled to begin.

     Confirmation statements are sent for each transfer as it occurs. Dollar Cost Averaging cannot be used in conjunction with Automatic Asset Reallocation.



     Dollar Cost Averaging is available to you at no additional cost.



     AUTOMATIC ASSET REALLOCATION



     Our Automatic Asset Reallocation program permits you to instruct us to automatically reallocate Cash Value among the Investment Divisions to maintain a proportion that you pre-determine. To participate, your Cash Value allocated to the Investment Divisions must be at least $2,500. You must then continually maintain a minimum Cash Value allocated to the Investment Divisions of at least $2,000 to continue to participate.


     To participate, you instruct us:


      --  What proportions you want among the Investment Divisions.


      -- How often you want us to transfer Cash Value -- monthly, quarterly, semi-annually or annually.

      -- What day of the month you want us to transfer Cash Value -- you can select any day of the month except the 29th, 30th or 31st.


     We will not process Automatic Asset Reallocation transfers unless we have received a written request at the Variable Products Service Center at one of the addresses listed on the cover of this prospectus (or any other address we indicate to you in writing). We must receive this request at least five business days before the date Automatic Asset Reallocation transfers are scheduled to begin.


     Automatic Asset Reallocation is available to you at no additional cost.

     Automatic Asset Reallocation cannot be used in conjunction with Dollar Cost Averaging.

     Confirmation statements are sent after a transfer is completed.

     INTEREST SWEEP

     Our Interest Sweep program permits you to instruct us to automatically transfer interest earned in the Fixed Account to one or more Investment Division(s). To participate in our Interest Sweep program, your Cash Value allocated to the Fixed Account must be at least $2,500 and you must continually maintain a minimum Cash Value of $2,000 in the Fixed Account to continue to participate.

     You instruct us:

      --  When you want us to begin Interest Sweep.

      -- How often you want us to transfer Cash Value -- monthly, quarterly, semi-annually or annually.

      --  How to allocate transfers among Investment Division(s).


      -- What day of the month you want us to transfer Cash Value -- you can select any day of the month except the 29th, 30th or 31st.



     We will not process an Interest Sweep transfer, unless we have received a written request at the Variable Products Service Center at one of the addresses we indicate to you listed on the cover of this prospectus (or any other address we indicate to you in writing). We must receive this request at least five business days before the date the Interest Sweep transfers are scheduled to begin.



     If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time by written request.



     Interest Sweep is available to you at no additional cost.


                    LIFE INSURANCE BENEFITS AND CASH VALUES

     Life Insurance Benefit -- While the Policy is in force, we will pay the Life Insurance Benefit proceeds to the beneficiary when the Insured dies. You must notify us in writing as soon as possible after the death of the Insured. The Life Insurance Benefit proceeds payable to the beneficiary equal the Life Insurance Benefit less any unpaid loan principal and interest outstanding, and any past due Monthly Deductions.

     We will pay interest of at least 3% per year on the Life Insurance Benefit proceeds from the date of the Insured's death to the date we pay the Life Insurance Benefit proceeds in a lump sum or until a periodic payment option is selected.

     The Life Insurance Benefit equals the greater of:

      --  the Face Amount; or


      -- the Cash Value (on the date of death) multiplied by a specified percentage.


     The percentage varies according to the attained age of the Insured and is specified in the Policy. Therefore, an increase in Cash Value may increase the Life Insurance Benefit under certain circumstances. However, because the Life Insurance Benefit will never be less than the Face Amount, a decrease in Cash Value due to market performance may decrease the Life Insurance Benefit, but never below the Face Amount. This is illustrated in the following example:

           EXAMPLE

                                                          A               B
                                                      ---------       ---------
Face Amount.........................................  $100,000        $100,000
Insured's Age.......................................        40              40
Cash Value on Date of Death.........................  $ 50,000        $ 25,000
Specified Percentage................................       250%            250%

     In Example A, the Life Insurance Benefit equals $125,000, i.e., the greater of $100,000 (the Face Amount) or $125,000 (the Cash Value at the Date of Death of $50,000, multiplied by the specified percentage of 250%). This amount minus any outstanding loan principal and interest and unpaid Monthly Deductions constitutes the Life Insurance Benefit proceeds which we would pay to the beneficiary. In Example B, the life insurance benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $62,500 (the Cash Value of $25,000, multiplied by the specified percentage of 250%).

     Life Insurance Benefit Policy Proceeds -- Proceeds from the Life Insurance Benefit are placed in the General Account once we receive written notification of the Insured's death. All or part of the Life Insurance Benefit proceeds can be paid in cash or applied under a periodic payment option.


     Periodic Payment Options -- The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the Variable Products Service Center, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.


The Life Insurance Benefit proceeds under your Policy can be paid in a lump sum or can be applied to one of our periodic payment options. If any payment under an option would be less than $100, we will pay any unpaid amount in a lump sum. You can select a payment option before the Insured dies. After the Insured dies, any beneficiary who would otherwise receive Life Insurance Benefit proceeds in a lump sum can select a periodic payment option. If a payment option is selected, the proceeds are not subject to the investment experience of the Separate Account.

     The following settlement options are available under your Policy:

OPTION 1A AND 1B -- INTEREST INCOME

     You can keep Life Insurance Benefit proceeds with us and earn interest. We will set an interest rate each year. The interest rate will never be less than 3% per year.

OPTION 1A -- INTEREST ACCUMULATION OPTION

     We will credit interest each year on the Life Insurance Benefit proceeds we still have. The beneficiary may withdraw Life Insurance Benefit proceeds in increments of $100 or greater. We pay interest to the date of withdrawal on amounts withdrawn.

OPTION 1B -- INTEREST PAYMENT OPTION

     You can instruct us to pay interest: (i) once each month; (ii) once every three months; (iii) once every six months; or (iv) once every year.

OPTION 2 -- LIFE INCOME OPTION

     We will make equal payments every month during the lifetime of the beneficiary or the beneficiaries. We determine the amount of the monthly payment by applying the Life Insurance Benefit proceeds to purchase a corresponding single premium life annuity policy which is being issued when the first payment is due. We determine payment amounts by multiplying the amount applied to the annuity by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the Option 2 Table in your Policy.

     Benefits at Maturity -- If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), you may elect to:

     1. continue the Policy with the Death Benefit Guarantee (if the Death Benefit Guarantee is in effect);

     2. continue the Policy without the Death Benefit Guarantee; or

     3. surrender the Policy.


     If you do not make an election, we will not distribute the Cash Surrender Value to you. Instead, if the Death Benefit Guarantee is in effect, we will automatically continue the Policy with the Death Benefit Guarantee. We will transfer all amounts you have allocated to the Investment Divisions to a Cash Management investment division. Your Face Amount and Death Benefit Guarantee amount will be the greater of the Death Benefit Guarantee amount at Maturity or the Cash Value at Maturity. For Series 1, we will not assess any further Monthly Deductions, but we will continue to deduct Separate Account charges. For Series 2 we will continue to assess a Mortality and Expense Risk Charge on the Cash Value that remains in the Separate Account. The Eligible Portfolio will continue to deduct its own fees and expenses for Series 1 and Series 2. You will not be permitted to make transfers into any other Investment Division, make additional premium payments into any Investment Division other than the Cash Management investment division, or make partial withdrawals. The federal income tax treatment of a life insurance contract is uncertain after the insured is age
100. See FEDERAL INCOME TAX CONSIDERATIONS -- STATUS OF POLICY AFTER INSURED IS AGE 100 for more information.



     If the Death Benefit Guarantee is not in effect, or if you affirmatively elect to continue the Policy without the Death Benefit Guarantee, your Cash Value will remain invested in the same investment options as before Maturity. You will be paid the Cash Surrender Value upon the death of the insured. We will not assess any further Monthly Deductions, but we will continue to deduct Separate Account charges for Series 1. For Series 2, we will continue to assess a mortality and expense risk charge on the Cash Value that remains in the Separate Account. The Eligible Portfolios will continue to deduct their own fees and expenses.


     If you surrender the Policy to us, we will pay you the Cash Surrender Value, the Policy will terminate, and we will have no further obligations under the Policy.

     Charges and Cash Values -- Your Cash Value decreases due to the deduction of Policy charges. Cash Value may increase or decrease depending on investment performance. Fluctuations in your Cash Value may cause your Policy to lapse unless you have a Death Benefit Guarantee. If your Policy lapses, your Policy terminates and no Life Insurance Benefit will be paid.

                      MAKING WITHDRAWALS FROM YOUR POLICY

     Surrenders -- While your Policy is in force, you can, without the consent of any revocable beneficiary, fully surrender your Policy. Upon surrender, you receive the Cash Surrender Value determined as of the day we receive your request or the effective surrender date that you request, if later. We pay the Cash Surrender Value of the Policy within seven days of our receipt of your written request or on the effective surrender date that you request, whichever is later. Your Policy will terminate on the date of our receipt of the written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering your Policy, see "Federal Tax Considerations".

     Partial Withdrawals -- While your Policy is in force, you can elect, by written request, to make partial withdrawals, effective as of the date we receive your request. The Cash Surrender Value after a partial withdrawal cannot be reduced below the minimum initial single premium required by issue age ($5,000 for issue ages 17 and below; $10,000 for issue ages 18 and above); otherwise, the request will be treated as a request for full surrender. We will deduct partial withdrawals proportionally from each Investment Division, unless you instruct otherwise. In any Policy Year, partial withdrawals in excess of the greater of 10% of premiums paid or 100% of Gain will be subject to the Surrender Charge. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations".


     If you make a partial withdrawal and your Policy's Life Insurance Benefit equals the Face Amount, we will reduce the Face Amount by the amount you request. The Cash Value will also be reduced, on a dollar-for-dollar basis, by the amount of your partial withdrawal plus any applicable fees and charges. If your Policy's Life Insurance Benefit exceeds the Face Amount, then


      -- if, after the withdrawal, your Policy's Life Insurance Benefit would continue to exceed the Face Amount, we will reduce your Life Insurance Benefit by the amount of the Cash Value you withdrew plus any applicable fees and charges, multiplied by an applicable percentage that you will find in your Policy in the table captioned "Table Of Percentages For Life Insurance Benefit For Compliance With IRC Section 7702", and we will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any fees and charges; or

      -- if, after the withdrawal, your Policy's Life Insurance Benefit would not continue to exceed the Face Amount, we will first determine how much of your withdrawal is attributable to a reduction of the Life Insurance Benefit to the Face Amount. We then reduce your Policy's Face Amount by an amount equal to the remainder of the withdrawal. We will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any applicable fees and charges.

     Right to Examine -- You have a limited right to return your Policy for cancellation. You can deliver or mail the Policy to us or to the registered representative from whom it was purchased any time during your free look period. Your free look period begins on the day you get your Policy and, unless a different time period is required by state law, ends twenty days after you get it. Unless otherwise required by state law, the Policy will then be rescinded and we will pay an amount equal to the Cash Value or the amount of premiums you paid, less any loans and partial withdrawals you have previously taken, whichever is greater. If your Policy is replacing another Policy, your free look period and the amount paid to you upon the return of your Policy vary by state.

     Right to Exchange -- Once the Policy is in effect, it may be exchanged, during the first 24 months after issue, for a non-variable permanent life insurance policy offered by us (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new policy will have the same Net Amount at Risk as under the exchanged Policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged Policy.

If a Policy loan was outstanding, the entire loan must be repaid. The exchange is subject to adjustments in payments and Cash Values to reflect variances, if any, in the payments and Cash Values under this Policy and the new policy.

                                     LOANS

     Availability of Loans -- At any time while the Policy is in force, you can borrow against the Policy. Any new loan taken together with any existing loans and accrued interest cannot exceed 90% of the Cash Surrender Value. There is no minimum loan amount. Because, under most circumstances, the Policy is deemed a modified endowment contract under the Internal Revenue Code, there may be adverse tax consequences if you take a loan. Loans will be taxed to the extent of any Gain. You may also be required to pay a 10% tax penalty on distributions to the extent of any Gains. For a discussion of tax consequences of loans, see "Federal Tax Considerations -- Modified Endowment Contracts".

     The proceeds of a loan will be sent to you within seven business days of our receipt of the loan request.

     Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from each Investment Division to the Fixed Account.

     There must be an amount equal to 106% of any outstanding loan (including interest) plus 106% of the new loan in the Fixed Account. If a sufficient amount is not in the Fixed Account when the loan is requested, a sufficient amount will be transferred FROM the Investment Divisions TO the Fixed Account. While there is an outstanding loan, no Partial Withdrawal or Transfer that would reduce the Cash Value in the Fixed Account below 106% of the total outstanding loan will be permitted.

     If the total amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Surrender Value on any Monthly Deduction Day and the Death Benefit Guarantee is not in effect, we will give you written notice that, unless we receive an additional payment within 62 days to reduce the aggregate outstanding loan(s) secured by the Policy, the Policy may lapse. This could result in a taxable gain to you. See "Lapse and Reinstatement."

     Loan Interest Due -- Loan interest accrues each day and is payable on the Policy anniversary, on the date of death, surrender, lapse or on the date of a new loan (loan increase) or loan repayment. Loan interest not paid in cash (by 31 days following the Policy Anniversary) will be capitalized and added to the loan principal. This may cause additional amounts to be transferred from the Investment Divisions to the Fixed Account. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. See EFFECT OF LOANS ON THE DEATH BENEFIT GUARANTEE and LOAN REPAYMENTS.

     Loan Repayments -- You can repay all or any part of a loan at any time while your Policy is in force. The amount of your Policy loan repayment will be deducted from the values held as collateral against the loan with the Fixed Account. It will be allocated among the Investment Divisions in the same percentage as premiums are allocated. If your Policy lapses any outstanding loan plus interest must be repaid before the Policy will be reinstated. Any payments that we receive while a loan is outstanding will first be treated as a loan repayment unless you instruct us otherwise. Any payments in excess of the amount of the loan will be applied as unplanned premiums.


     Effect of Loans on Cash Value -- A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, because the Policy is deemed a modified endowment contract, unpaid loan interest generally will be treated as a new loan under the Code. Therefore, there may be adverse tax consequences. For a discussion of the tax consequences of borrowing against the Policy. See FEDERAL TAX
CONSIDERATIONS -- MODIFIED ENDOWMENT CONTRACTS.


     Effect of Loans on the Death Benefit Guarantee --



     A loan could cause the termination or inapplicability of the Death Benefit Guarantee.



     For Series 1, except in N.J.:



     If, at any time, the total amount of loan principal (including any capitalized interest) exceeds 50% of the Cash Value, the Death Benefit Guarantee will terminate.


     We will notify you if your requested loan activity will cause the total amount of loan principal to exceed 50% of the Cash Value. Your loan principal can exceed 50% of Cash Value if you make a loan request or if we capitalize accrued and unpaid loan interest. You must cancel your loan request or pay accrued interest before it is capitalized in order to prevent the Death Benefit Guarantee from terminating.


     For Series 2 available in approved states and Series 1 policies issued in
N.J.:



     The total loan principal including accrued loan interest may affect the Policy. If your Policy has a Death Benefit Guarantee, the guarantee may not apply if the total premiums paid less any current loan balance are less than the initial single premium. Accordingly, if you pay only the initial single premium, then any policy loan outstanding means the Death Benefit Guarantee will not apply. Moreover, even if you pay an additional premium, the Death Benefit Guarantee will not apply if the loan amount plus accrued interest exceeds the additional premium amount. Premiums and/or loan repayments will be accepted during the 62 day grace period to ensure that the initial single premium test is satisfied so that the Death Benefit can be invoked.


     Credited Interest -- The interest rate credited to amounts held in the Fixed Account as collateral for a loan will be 5% until the 11th Policy Year and then it will be 5.5%.

     Policy Loan Rates -- The loan interest rate that we currently charge on all loans is 6% per year, in arrears. The loan interest rate is guaranteed not to exceed 8% per year for the life of the Policy.

                            LAPSE AND REINSTATEMENT


     Lapse -- Your Policy can lapse if the Cash Surrender Value is insufficient to cover the Deduction Amount due on a Monthly Deduction Date and the Death Benefit Guarantee is not in effect. We will notify you in writing, warning you that your Policy is in danger of terminating.


     Grace Period -- Your Policy provides a 62-day grace period (31 days for Policies issued in Florida) to pay an amount sufficient to cover the amount due. The notice will indicate the amount that must be paid. Certain states have special provisions.


     The Policy will continue through the grace period, but if no additional premium payment is made and the Cash Surrender Value remains insufficient to cover the amounts due, the Policy will terminate at the end of the grace period. If the Insured dies during the grace period, the Life Insurance Benefit Proceeds payable under the Policy will be reduced by the Deduction Amount(s) due. See "Life Insurance Benefits and Cash Values."



     For Series 2 available in approved states and Series 1 policies issued in New Jersey:



     If the Death Benefit Guarantee is in effect and there is no outstanding loan, you will receive a grace period notice indicating the amount that must be paid to keep the Policy in force. Payment of this premium may prevent the Death Benefit Guarantee from being invoked. If no additional premium payment is made, the guarantee will be invoked. We will send you a notice informing you that the guarantee has been invoked and the guarantee amount that will apply.



     If the Death Benefit Guarantee is in effect and there is an outstanding loan, you will be given the opportunity to repay the loan. We will notify you that if the loan, including loan interest due, is not paid within the grace period, the guarantee will be invoked. If the loan is not repaid by the end of the grace period, we will deduct the outstanding loan and loan interest from the amount of the guarantee. We will send you a notice stating that the Death Benefit Guarantee has been invoked and specifying the guarantee amount that applies.



     Reinstatement -- If your Series 1 or Series 2 Policy lapses or the Death Benefit Guarantee has been invoked for Series 2 available in approved states and Series 1 policies issued in New Jersey, you can apply for reinstatement of the Policy by payment of the reinstatement premium described in the Policy including any charges due. A request for reinstatement can be made within five years of lapse. If a loan is outstanding at the time of lapse, we require repayment of the loan before you can reinstate. In addition, we reserve the right to require evidence of insurability satisfactory to NYLIAC.

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS


     You may apply for additional benefits by selecting the Living Benefits Rider (also known as the Accelerated Benefits Rider). Subject to availability in each jurisdiction, we will include a Spouse's Paid-up Insurance Purchase Option Rider with your Policy.


     LIVING BENEFITS RIDER

     Under this rider, if the insured has a life expectancy of twelve months or less, in most states you may request a portion or all of the Life Insurance Benefit proceeds as an accelerated death benefit.


     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Life Insurance Benefit proceeds. We will pay you an amount equal to the results of the following calculation:



CALCULATION STEPS

STEP 1
Eligible Proceeds X Elected percentage

STEP 2
Result of Step 1 X Interest factor (varies)

STEP 3
Result of Step 1 - Result of Step 2

STEP 4
Result of Step 3 - Unpaid loan - Administrative Fee


     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your Policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.


     When we make a payment under this rider, we will reduce your Policy's Face Amount, Monthly Deductions, Cash Value, and any unpaid Policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.


     SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER


     This rider allows a spouse who is the Beneficiary under the Policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the Insured dies.


     The maximum face amount of the new paid-up whole life policy is the lesser of:

     (i) the Life Insurance Benefit payable under this Policy (before any unpaid loan is deducted); or

     (ii) $5,000,000.

     If the Insured's spouse dies at the same time as the Insured or within 90 days after the Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the Policy, that person can also exercise the option and purchase a paid-up whole life Policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES


     We impose a federal tax charge on Non-Qualified Policies equal to 0.20% of the 0.90% deferred sales expense charge under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.


     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACTS (MECS)

     A life insurance contract is treated as a "modified endowment contract" under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums computed under rules set forth in
Section 7702A(c). The single premium permitted under the Policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Policy will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under
Section 1035 of the Code of a life insurance policy issued before June 21, 1988, which is not classified as a modified endowment contract, will not cause the new Policy to be treated as a modified endowment contract if no additional premiums are paid.

     A life insurance policy that is classified as a modified endowment contract is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increases in value are not subject to current taxation. However, loans, distributions or other amounts received from a modified endowment contract during the life of the insured will be taxed to the extent of any Gain in the Policy. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

     All modified endowment contracts that are issued within any calendar year to the same policy owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

     You should consult with a qualified tax adviser for specific information.

STATUS OF POLICY AFTER INSURED IS AGE 100

     The Internal Revenue Service has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the owner chooses to continue the policy after the insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     If your policy is a modified endowment contract (see discussion above), loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to an additional 10% penalty tax. In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than your investment in the contract (the sum of premiums you paid), you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use the policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. You should consult your tax advisors on these matters. In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefits rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                 OTHER MATTERS

                             ADDITIONAL INFORMATION

     ADDITIONAL INFORMATION ABOUT CHARGES

     Cost of Insurance Charge -- The cost of insurance charge covers NYLIAC's anticipated mortality costs for preferred, select and special risks. On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the cash value of your Policy.

     The cost of insurance charge is calculated by multiplying the Net Amount at Risk on the Monthly Deduction Day by the monthly cost of insurance rate which applies to the insured at that time. The net amount at risk is based on the difference between the current Life Insurance Benefit of your Policy and the Policy's Cash Value.


     Your cost of insurance charge will vary from month to month with changes in the net amount at risk. We base the monthly cost of insurance rate we apply to your Policy on our current monthly cost of insurance rates. We may change these rates from time to time. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insured is a preferred or select underwriting class. We base the guaranteed rates for policies that insure insureds in special underwriting classes on different scales. We base the current monthly cost of insurance rates on such factors as the sex, underwriting class and attained age of the Insured. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.


     EXPERTS


     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and statements of income, stockholder's equity and cash flows for the three years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


     Actuarial Expert -- The hypothetical Policy illustrations included in this registration statement with respect to the Separate Account have been approved by Michael Fong, FSA, MAAA, Associate Actuary, for NYLIAC, and are included in reliance upon his opinion as to their reasonableness.


                  DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*



DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:

Gary G. Benanav...........................  Vice Chairman of New York Life from November 1999 to date, Executive Vice President from 1997 to November
                                            1999. Chairman and Chief Executive Officer of New
                                            York Life International from December 1997 to date.
                                            Executive Vice President and Chairman of Taiwan
                                            Branch of NYLIAC from May 1998 to date. President of
                                            Aeris Ventures LLC from January to December, 1997.
                                            Prior thereto, Executive Vice President of Aetna Life
                                            and Casualty Company.

Frank M. Boccio...........................  Senior Vice President and Chief Administrative
                                            Officer, Life and Annuity Business Units, of New York
                                            Life from January 2002 to date, Senior Vice President
                                            in charge of Individual Policy Services Department
                                            from July 1995 to January 2002, Senior Vice President
                                            of NYLIAC from August 2001 to date.

Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date. Senior Vice President of NYLIAC from August
                                            1995 to date.

Solomon Goldfinger........................  Senior Vice President, Chief Financial Officer and
                                            Chief of Staff -- Life and Annuity in charge of the
                                            Financial Management Department of New York Life from
                                            July 1995 to date. Chief Financial Officer of NYLIAC
                                            from September 2001 to date, Senior Vice President
                                            since April 1992.

Phillip J. Hildebrand.....................  Executive Vice President and Chief Distribution
                                            Officer of New York Life from August 2001 to date,
                                            Executive Vice President since March 1999, Senior
                                            Vice President in charge of the Agency Department
                                            from 1996 to March 1999. Executive Vice President of
                                            NYLIAC from June 1999 to date; prior thereto, Senior
                                            Vice President from January 1997. Managing Partner of
                                            Dallas General Office of New York Life from 1994 to
                                            1996.

Theodore A. Mathas........................  Senior Vice President and Chief Operating Officer for
                                            Life & Annuity of New York Life from March 2001 to
                                            date; Senior Vice President and Chief Operating
                                            Officer of the Agency Department from August 1999 to
                                            March 2001; Senior Vice President since September
                                            1998; prior thereto, President of NYLIFE Securities
                                            Inc. from August 1997 to August 1999 (director from
                                            June 1998 to date) and President and CEO of Eagle
                                            Strategies Corp. from September 1996 to August 1999
                                            (director from August 1997 to date); Director of
                                            NYLIAC since August 2001.

Anne F. Pollack...........................  Director and Chief Investment Officer of New York
                                            Life from January 2002 to date, Senior Vice President
                                            from August 1997 to date, Deputy Chief Investment
                                            Officer from May 2001 to December 2001. Director of
                                            NYLIAC from December 2001 to date, Chief Investment
                                            Officer from January 2002 to date; Senior Vice
                                            President from August 1997 to date; Deputy Chief
                                            Investment Officer from August 1997 to December 2001.

Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from February
                                            1991 to date. Senior Vice President of NYLIAC from
                                            1992 to date.

Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date, Executive Vice President from February 1995 to
                                            January 1997. President of NYLIAC from May 1997 to
                                            date, Executive Vice President from November 1995 to
                                            May 1997;

Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date,
                                            President and Chief Operating Officer from October
                                            1995 to April 1997. President of NYLIAC from November
                                            1995 to May 1997.

George J. Trapp...........................  Executive Vice President and Secretary of New York
                                            Life from June 1995 to date, Corporate Secretary from
                                            November 1995 to date. Member of the Executive
                                            Management Committee of New York Life from 1994 to
                                            date.

OFFICERS:

Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from May 1989 to date. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date, Vice
                                            President and Treasurer from January 1993 to May
                                            1997.

John A. Cullen............................  Vice President and Deputy Controller of New York Life
                                            from December 1999 to date; Vice President prior
                                            thereto. Vice President and Controller of NYLIAC from
                                            December 1999 to date; Vice President and Assistant
                                            Controller prior thereto.

Frank J. Ollari...........................  Senior Vice President in charge of the Real Estate
                                            Department of New York Life from October 1989 to
                                            date. Senior Vice President in charge of Real Estate
                                            of NYLIAC from April 1992 to date.

Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date; prior thereto, Vice President from
                                            1993. Senior Vice President of NYLIAC from March 2000
                                            to date.

Joel M. Steinberg.........................  Senior Vice President and Chief Actuary of New York
                                            Life from September 2001 to date, Vice President and
                                            Actuary from March 1998 to September 2001; Corpo-
                                            rate Vice President and Actuary from March 1996 to
                                            March 1998; Actuary prior thereto. Senior Vice
                                            President and Chief Actuary of NYLIAC from December
                                            2001 to date; Vice President and Actuary from May
                                            1998 to December 2001.

Stephen N. Steinig........................  Senior Vice President and Actuary of New York Life
                                            from September 2001 to date, Senior Vice President
                                            and Chief Actuary from February 1994 to September
                                            2001; Chief Actuary and Controller prior thereto.
                                            Senior Vice President and Actuary of NYLIAC from
                                            December 2001 to date; Senior Vice President and
                                            Actuary from October 1989 to December 2001.

Gary E. Wendlandt.........................  Executive Vice President in charge of Asset
                                            Management business of New York Life from May 1999 to
                                            date. Chief Executive Officer of New York Life
                                            Investment Management from December 1999 to date,
                                            Chairman from March 2000 to date. Executive Vice
                                            President of NYLIAC from March 2000 to date.
                                            Executive Vice President and Chief Investment Officer
                                            of MassMutual Life Insurance Company from June 1992
                                            to April 1999.


---------------

*Principal business address is 51 Madison Avenue, New York, NY 10010.


     RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. This statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     DISTRIBUTION OF THE POLICIES


     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the Policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.0%. A portion of this amount will be paid as commissions to registered representatives. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

     The maximum sales commission payable to agents, independent registered insurance brokers, and other registered broker-dealers is 6.0% of initial and 3.5% of subsequent premiums.

     Broker-dealers or financial institutions are compensated according to a schedule set forth by NYLIFE Distributors and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by Policy Owners. This compensation is usually paid from the sales charges described in the Prospectus.

     In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. NYLIFE Distributors, its affiliates or NYLIAC may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products.

     OTHER INFORMATION

     Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts, our insurance company affiliates, and (except for MainStay VP Series Fund, Inc.) other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding" ("shared funding" in the case of MainStay VP Series Fund, Inc.). As a result, there is a possibility that a material conflict may arise between the interests of Policy owners, owners of other policies or owners of variable annuity contracts with values allocated to one or more of these other separate accounts investing in any one of the Funds. If a material conflict occurs, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectuses.

     Voting Rights -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote those shares at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

      -- Notify you of any Fund shareholders' meeting if the shares held for your Policy may be voted.

      -- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Policy.

      -- Arrange for the handling and tallying of proxies received from Policy Owners.

      -- Vote all Fund shares attributable to your Policy according to instructions received from you, and

      -- Vote all Fund shares for which we have not received voting instructions in the same proportion as shares for which we have received voting instructions.

     If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You can attend any Shareholder Meeting at which shares held for your Policy may be voted.

     Administrative Services -- We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC), in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.



     Underwriting Procedures -- To purchase a Policy you must submit an application to us. A Policy will be issued only on the lives of insureds age 90 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.


                              FINANCIAL STATEMENTS



     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and statements of income, stockholder's equity and cash flows for the three years in the period ended December 31, 2001 (including the report of independent accountants) are included in this prospectus. As of the date of this prospectus, the sale of Series 2 policies had not yet begun. Therefore, no financial statements for the separate account pertaining to Series 2 policies are presented.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I



                              FINANCIAL STATEMENTS



Series I Policies:         Variable Universal Life
                           Survivorship Variable Universal Life

Series II Policies:        Variable Universal Life 2000
                           Single Premium Variable Universal Life

Series III Policies:       Pinnacle Variable Universal Life
                           Pinnacle Survivorship Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001


                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   -----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $215,387,759     $ 58,969,724     $ 14,189,355     $ 10,478,346
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............        391,942           68,257           21,163           16,968
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $214,995,817     $ 58,901,467     $ 14,168,192     $ 10,461,378
                                                    ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................   $185,292,537     $ 46,013,732     $  6,863,763     $  8,224,280
    Series II Policies...........................     29,630,820       12,365,003        7,252,180        2,237,098
    Series III Policies..........................         72,460          522,732           52,249               --
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $214,995,817     $ 58,901,467     $ 14,168,192     $ 10,461,378
                                                    ============     ============     ============     ============
    Series I variable accumulation unit value....   $      21.88     $       1.39     $      15.83     $      15.57
                                                    ============     ============     ============     ============
    Series II variable accumulation unit value...   $       8.22     $       1.10     $      11.06     $      11.91
                                                    ============     ============     ============     ============
    Series III variable accumulation unit
      value......................................   $      10.30     $       1.01     $      10.28     $         --
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $225,394,873     $ 58,969,749     $ 15,772,512     $ 10,483,085
                                                    ============     ============     ============     ============


                                                    MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                     SMALL CAP          EQUITY          MID CAP          MID CAP
                                                       GROWTH           INCOME           GROWTH            CORE
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $  5,499,654     $  6,593,277     $  5,083,253     $  5,001,257
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............         10,196           10,938            9,180            9,097
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $  5,489,458     $  6,582,339     $  5,074,073     $  4,992,160
                                                    ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................   $    346,574     $    689,128     $    167,385     $    141,667
    Series II Policies...........................        385,417          961,760          344,420          159,619
    Series III Policies..........................             --               --               --               --
    Net assets retained in the Separate Accounts
      by New York Life Insurance and Annuity
      Corporation................................      4,757,467        4,931,451        4,562,268        4,690,874
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $  5,489,458     $  6,582,339     $  5,074,073     $  4,992,160
                                                    ============     ============     ============     ============
    Series I variable accumulation unit value....   $       9.51     $       9.86     $       9.12     $       9.38
                                                    ============     ============     ============     ============
    Series II variable accumulation unit value...   $       9.73     $       9.87     $       9.46     $       9.45
                                                    ============     ============     ============     ============
    Series III variable accumulation unit
      value......................................   $         --     $         --     $         --     $         --
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $  5,709,368     $  6,604,903     $  5,476,212     $  5,292,749
                                                    ============     ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $ 35,403,165     $  6,473,851     $ 50,296,025     $ 44,034,490     $ 16,082,484      $ 76,805,787      $151,361,681
           61,016           11,734           88,863           76,623           24,354           132,824           271,977
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 35,342,149     $  6,462,117     $ 50,207,162     $ 43,957,867     $ 16,058,130      $ 76,672,963      $151,089,704
     ============     ============     ============     ============     ============      ============      ============
     $ 29,909,398     $  5,423,956     $ 43,693,042     $ 37,812,785     $ 12,183,641      $ 60,961,765      $121,765,895
        5,199,137        1,038,161        6,514,120        5,848,748        3,867,850        15,532,737        29,323,809
          233,614               --               --          296,334            6,639           178,461                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 35,342,149     $  6,462,117     $ 50,207,162     $ 43,957,867     $ 16,058,130      $ 76,672,963      $151,089,704
     ============     ============     ============     ============     ============      ============      ============
     $      15.92     $      13.18     $      19.89     $      19.95     $      16.18      $      25.96      $      27.73
     ============     ============     ============     ============     ============      ============      ============
     $      10.12     $       8.06     $       9.68     $      11.86     $      11.89      $       9.72      $       9.05
     ============     ============     ============     ============     ============      ============      ============
     $      10.06     $         --     $         --     $      10.05     $      10.04      $       9.65      $         --
     ============     ============     ============     ============     ============      ============      ============
     $ 45,299,639     $  6,314,586     $ 53,387,391     $ 44,976,188     $ 16,198,364      $ 98,552,373      $152,738,647
     ============     ============     ============     ============     ============      ============      ============

     MAINSTAY VP                       MAINSTAY VP
       AMERICAN       MAINSTAY VP      EAGLE ASSET         ALGER                             FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE      MANAGEMENT        AMERICAN         CALVERT             VIP                VIP
       INCOME &         COMPANY           GROWTH           SMALL            SOCIAL        CONTRAFUND(R)      EQUITY-INCOME
        GROWTH           VALUE            EQUITY       CAPITALIZATION      BALANCED      (INITIAL CLASS)    (INITIAL CLASS)
    -----------------------------------------------------------------------------------------------------------------
     $  2,371,137     $  2,695,403     $ 10,111,125     $ 16,340,977     $  2,191,546      $ 59,877,849      $ 23,682,216
            3,288            3,672           14,621           44,066            3,357            99,710            40,129
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  2,367,849     $  2,691,731     $ 10,096,504     $ 16,296,911     $  2,188,189      $ 59,778,139      $ 23,642,087
     ============     ============     ============     ============     ============      ============      ============
     $    651,794     $    690,667     $  2,749,871     $ 10,628,439     $  1,274,652      $ 44,375,855      $ 17,855,202
        1,716,055        2,001,064        7,326,131        5,640,335          913,537        15,234,648         5,785,854
               --               --           20,502           28,137               --           167,636             1,031
               --               --               --               --               --                --                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  2,367,849     $  2,691,731     $ 10,096,504     $ 16,296,911     $  2,188,189      $ 59,778,139      $ 23,642,087
     ============     ============     ============     ============     ============      ============      ============
     $       8.54     $       9.82     $       7.67     $       8.83     $      13.58      $      16.49      $      15.71
     ============     ============     ============     ============     ============      ============      ============
     $       8.84     $      10.42     $      10.34     $       6.64     $       9.57      $       9.61      $      10.79
     ============     ============     ============     ============     ============      ============      ============
     $         --     $         --     $      10.11     $      10.31     $         --      $       9.86      $      10.32
     ============     ============     ============     ============     ============      ============      ============
     $  2,560,687     $  2,754,244     $ 11,699,334     $ 15,965,822     $  2,529,339      $ 70,695,148      $ 25,107,818
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2001


                                                     FIDELITY          FIDELITY          FIDELITY
                                                      VIP II              VIP               VIP          JANUS ASPEN
                                                    INDEX 500           GROWTH            MID CAP           SERIES
                                                 (INITIAL CLASS)    (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
                                                 ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value................    $    102,392      $    150,131      $    343,960      $ 62,813,319
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk and administrative charges....              --                --                --            98,341
                                                   ------------      ------------      ------------      ------------
      Total net assets.........................    $    102,392      $    150,131      $    343,960      $ 62,714,978
                                                   ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies..........................    $         --      $         --      $         --      $ 35,709,474
    Series II Policies.........................              --                --                --        26,919,017
    Series III Policies........................         102,392           150,131           343,960            86,487
                                                   ------------      ------------      ------------      ------------
      Total net assets.........................    $    102,392      $    150,131      $    343,960      $ 62,714,978
                                                   ============      ============      ============      ============
    Series I variable accumulation unit
      value....................................    $         --      $         --      $         --      $      18.98
                                                   ============      ============      ============      ============
    Series II variable accumulation unit
      value....................................    $         --      $         --      $         --      $      10.67
                                                   ============      ============      ============      ============
    Series III variable accumulation unit
      value....................................    $       9.76      $       9.75      $      10.31      $      10.04
                                                   ============      ============      ============      ============
Identified Cost of Investment..................    $    103,341      $    153,928      $    332,937      $ 68,134,747
                                                   ============      ============      ============      ============

                                                                                                            NEUBERGER
                                                    MORGAN STANLEY                        DREYFUS IP          BERMAN
                                                         UIF             T. ROWE          TECHNOLOGY           AMT
                                                   EMERGING MARKETS       PRICE             GROWTH           MID-CAP
                                                        EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
                                                   ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value..................    $  8,962,004      $  6,120,927      $    475,355      $      4,439
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............          15,139             7,550               380                --
                                                     ------------      ------------      ------------      ------------
      Total net assets...........................    $  8,946,865      $  6,113,377      $    474,975      $      4,439
                                                     ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................    $  6,070,040      $  2,013,203      $    278,826      $         --
    Series II Policies...........................       2,876,825         3,892,869           191,297                --
    Series III Policies..........................              --           207,305             4,852             4,439
                                                     ------------      ------------      ------------      ------------
      Total net assets...........................    $  8,946,865      $  6,113,377      $    474,975      $      4,439
                                                     ============      ============      ============      ============
    Series I variable accumulation unit value....    $       8.18      $      11.09      $       9.77      $         --
                                                     ============      ============      ============      ============
    Series II variable accumulation unit value...    $       8.36      $      11.16      $      10.08      $         --
                                                     ============      ============      ============      ============
    Series III variable accumulation unit
      value......................................    $         --      $       9.96      $      12.59      $      11.52
                                                     ============      ============      ============      ============
Identified Cost of Investment....................    $ 11,277,785      $  6,117,833      $    450,381      $      3,855
                                                     ============      ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     JANUS ASPEN      JANUS ASPEN
        SERIES           SERIES           MFS(R)
      WORLDWIDE        AGGRESSIVE       INVESTORS
        GROWTH           GROWTH        TRUST SERIES
    ------------------------------------------------
     $ 78,184,585     $      1,142     $     60,638
          130,416               --               --
     ------------     ------------     ------------
     $ 78,054,169     $      1,142     $     60,638
     ============     ============     ============
     $ 52,869,780     $         --     $         --
       25,080,285               --               --
          104,104            1,142           60,638
     ------------     ------------     ------------
     $ 78,054,169     $      1,142     $     60,638
     ============     ============     ============
     $      16.82     $         --     $         --
     ============     ============     ============
     $       9.13     $         --     $         --
     ============     ============     ============
     $      10.24     $      10.69     $       9.97
     ============     ============     ============
     $111,296,606     $      1,068     $     60,815
     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999


                                                   MAINSTAY VP                                      MAINSTAY VP
                                              CAPITAL APPRECIATION                                CASH MANAGEMENT
                                  ---------------------------------------------   -----------------------------------------------
                                      2001            2000            1999             2001             2000            1999
                                  -------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...............  $     214,070   $          --   $          --   $     1,395,866   $   1,580,507   $   1,033,284
  Mortality and expense risk and
    administrative charges......     (1,452,604)     (1,764,082)     (1,325,374)         (250,468)       (183,476)       (149,862)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net investment income
        (loss)..................     (1,238,534)     (1,764,082)     (1,325,374)        1,145,398       1,397,031         883,422
                                  -------------   -------------   -------------   ---------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments.................    164,160,262     125,297,510     152,344,807     1,063,826,251     832,491,635     420,117,735
  Cost of investments sold......   (243,751,872)   (109,964,940)   (105,222,446)   (1,063,826,190)   (832,491,594)   (420,117,858)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net realized gain (loss)
        on investments..........    (79,591,610)     15,332,570      47,122,361                61              41            (123)
  Realized gain distribution
    received....................             --      16,627,986       9,212,178               178              --               8
  Change in unrealized
    appreciation (depreciation)
    on investments..............     22,344,552     (61,221,668)     (9,158,970)               (9)            (16)            107
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net gain (loss) on
        investments.............    (57,247,058)    (29,261,112)     47,175,569               230              25              (8)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
        Net increase (decrease)
          in net assets
          resulting from
          operations............  $ (58,485,592)  $ (31,025,194)  $  45,850,195   $     1,145,628   $   1,397,056   $     883,414
                                  =============   =============   =============   ===============   =============   =============

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                INTERNATIONAL EQUITY                                TOTAL RETURN
                                    ---------------------------------------------   ---------------------------------------------
                                        2001            2000            1999            2001            2000            1999
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      87,389   $      48,991   $      19,396   $   1,288,462   $   1,041,963   $     795,746
  Mortality and expense risk and
    administrative charges........        (43,221)        (44,591)        (34,254)       (327,497)       (345,823)       (278,453)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................         44,168           4,400         (14,858)        960,965         696,140         517,293
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     17,868,573      10,164,396       1,039,546       2,116,725       2,899,281       1,942,053
  Cost of investments sold........    (19,381,744)    (10,157,189)       (946,738)     (1,613,757)     (1,625,839)     (1,004,465)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............     (1,513,171)          7,207          92,808         502,968       1,273,442         937,588
  Realized gain distribution
    received......................         18,355         372,308         133,262          69,277       4,081,375       1,305,271
  Change in unrealized
    appreciation (depreciation) on
    investments...................        524,384      (1,618,834)      1,140,110      (7,297,090)     (8,653,054)      3,737,718
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............       (970,432)     (1,239,319)      1,366,180      (6,724,845)     (3,298,237)      5,980,577
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $    (926,264)  $  (1,234,919)  $   1,351,322   $  (5,763,880)  $  (2,602,097)  $   6,497,870
                                    =============   =============   =============   =============   =============   =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                     MAINSTAY VP
                     MAINSTAY VP                                     MAINSTAY VP                     HIGH YIELD
                     CONVERTIBLE                                     GOVERNMENT                     CORPORATE BOND
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $     505,474   $     270,299   $     112,711   $     416,502   $     249,425   $     186,993   $   4,071,434
          (66,214)        (35,544)        (16,793)        (46,688)        (26,301)        (24,832)       (219,807)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          439,260         234,755          95,918         369,814         223,124         162,161       3,851,627
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          353,347         351,541         190,880         876,614       1,111,451       2,190,273       2,163,609
         (407,671)       (315,534)       (165,136)       (848,008)     (1,201,228)     (2,181,903)     (2,763,070)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (54,324)         36,007          25,744          28,606         (89,777)          8,370        (599,461)
               --         442,403         333,649              --              --              --              --
         (636,724)     (1,249,434)        406,847         (26,980)        285,580        (259,370)     (2,048,649)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (691,048)       (771,024)        766,240           1,626         195,803        (251,000)     (2,648,110)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (251,788)  $    (536,269)  $     862,158   $     371,440   $     418,927   $     (88,839)  $   1,203,517
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
              HIGH YIELD
          CORPORATE BOND
     -----------------------------
         2000            1999
     -----------------------------
     $   3,725,021   $   2,919,680
          (192,840)       (160,799)
     -------------   -------------
         3,532,181       2,758,881
     -------------   -------------
         1,803,313       1,691,618
        (1,992,134)     (1,669,515)
     -------------   -------------
          (188,821)         22,103
             1,263         499,619
        (5,292,927)       (818,497)
     -------------   -------------
        (5,480,485)       (296,775)
     -------------   -------------
     $  (1,948,304)  $   2,462,106
     =============   =============

                     MAINSTAY VP                                     MAINSTAY VP                     MAINSTAY VP
                        VALUE                                           BOND                        GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $     613,671   $     430,439   $     349,161   $     700,293   $     583,427   $     429,660   $     535,870
         (265,363)       (202,994)       (177,341)        (77,922)        (55,342)        (46,120)       (490,960)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          348,308         227,445         171,820         622,371         528,085         383,540          44,910
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       13,031,298       2,117,975       1,474,401         916,108         730,750         743,861      13,665,451
      (12,178,544)     (1,820,198)     (1,186,551)       (884,122)       (775,323)       (736,993)    (17,227,961)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          852,754         297,777         287,850          31,986         (44,573)          6,868      (3,562,510)
        1,903,612       1,029,801              --              --              --             553              --
       (3,037,243)      2,085,051       1,329,416         236,466         240,360        (531,346)    (10,785,710)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (280,877)      3,412,629       1,617,266         268,452         195,787        (523,925)    (14,348,220)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $      67,431   $   3,640,074   $   1,789,086   $     890,823   $     723,872   $    (140,385)  $ (14,303,310)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
           GROWTH EQUITY
     -----------------------------
         2000            1999
    ---------------------------------------------------------------------------
     $     438,876   $     340,542
          (500,312)       (342,165)
     -------------   -------------
           (61,436)         (1,623)
     -------------   -------------
        60,660,721       9,199,644
       (50,764,425)     (5,816,498)
     -------------   -------------
         9,896,296       3,383,146
         7,013,106       5,714,804
       (20,170,835)      4,351,297
     -------------   -------------
        (3,261,433)     13,449,247
     -------------   -------------
     $  (3,322,869)  $  13,447,624
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                                                                     MAINSTAY VP     MAINSTAY VP
                                                     MAINSTAY VP                      SMALL CAP        EQUITY
                                                   INDEXED EQUITY                      GROWTH          INCOME
                                    ---------------------------------------------   -------------   -------------
                                        2001            2000            1999           2001(B)         2001(B)
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $   1,592,480   $   1,332,428   $   1,094,708   $         --    $      32,759
  Mortality and expense risk and
    administrative charges........       (948,267)       (910,829)       (625,794)       (16,717)         (18,742)
                                    -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................        644,213         421,599         468,914        (16,717)          14,017
                                    -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    425,449,927     412,452,055     237,429,723        946,337           44,782
  Cost of investments sold........   (456,040,512)   (408,632,602)   (223,788,302)      (922,836)         (47,554)
                                    -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............    (30,590,585)      3,819,453      13,641,421         23,501           (2,772)
  Realized gain distribution
    received......................      1,591,707       2,520,131       1,618,939             --               --
  Change in unrealized
    appreciation (depreciation) on
    investments...................     10,974,211     (19,469,287)        734,879       (209,715)         (11,626)
                                    -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (18,024,667)    (13,129,703)     15,995,239       (186,214)         (14,398)
                                    -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $ (17,380,454)  $ (12,708,104)  $  16,464,153   $   (202,931)   $        (381)
                                    =============   =============   =============   =============   =============

                                                  MAINSTAY VP
                                                  EAGLE ASSET
                                                  MANAGEMENT                                  ALGER AMERICAN
                                                 GROWTH EQUITY                             SMALL CAPITALIZATION
                                    ---------------------------------------   -----------------------------------------------
                                        2001           2000        1999(A)         2001             2000            1999
                                    ------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $         --   $         --   $      --   $         7,426   $          --   $          --
  Mortality and expense risk and
    administrative charges........       (41,848)       (10,708)        (12)         (142,793)       (147,767)        (64,998)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net investment income
        (loss)....................       (41,848)       (10,708)        (12)         (135,367)       (147,767)        (64,998)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     1,337,120        292,682       2,538     1,055,592,563     849,130,920     309,989,456
  Cost of investments sold........    (2,048,424)      (304,012)     (1,944)   (1,060,804,696)   (855,366,930)   (306,259,435)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net realized gain (loss) on
        investments...............      (711,304)       (11,330)        594        (5,212,133)     (6,236,010)      3,730,021
  Realized gain distribution
    received......................            --        356,962       1,080                --       5,671,948         735,842
  Change in unrealized
    appreciation (depreciation) on
    investments...................      (354,153)    (1,236,555)      2,499           161,884        (221,455)        212,328
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net gain (loss) on
        investments...............    (1,065,457)      (890,923)      4,173        (5,050,249)       (785,517)      4,678,191
                                    ------------   ------------   ---------   ---------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $ (1,107,305)  $   (901,631)  $   4,161   $    (5,185,616)  $    (933,284)  $   4,613,193
                                    ============   ============   =========   ===============   =============   =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP     MAINSTAY VP                     MAINSTAY VP                                     MAINSTAY VP
       MID CAP         MID CAP                    AMERICAN CENTURY                                  DREYFUS LARGE
       GROWTH           CORE                       INCOME & GROWTH                                  COMPANY VALUE
    -------------   -------------   ---------------------------------------------   ---------------------------------------------
       2001(B)         2001(B)          2001            2000           1999(A)          2001            2000           1999(A)
    -----------------------------------------------------------------------------------------------------------------
    $         --    $      8,025    $      19,209   $       7,375   $         221   $      18,539   $       4,077   $         156
         (16,051)        (16,397)          (9,531)         (2,977)            (18)         (9,100)         (1,239)             (8)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (16,051)         (8,372)           9,678           4,398             203           9,439           2,838             148
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          36,491          24,948          171,812          76,261           6,414          93,372          49,336             798
         (40,448)        (27,322)        (199,809)        (79,913)         (6,273)        (97,705)        (48,934)           (771)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (3,957)         (2,374)         (27,997)         (3,652)            141          (4,333)            402              27
              --              --               --             405              --          45,510          10,180              --
        (392,959)       (291,492)        (106,440)        (84,130)          1,020         (74,184)         15,145             198
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (396,916)       (293,866)        (134,437)        (87,377)          1,161         (33,007)         25,727             225
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $   (412,967)   $   (302,238)   $    (124,759)  $     (82,979)  $       1,364   $     (23,568)  $      28,565   $         373
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                      FIDELITY                        FIDELITY
                                                                         VIP                             VIP
                       CALVERT                                      CONTRAFUND(R)                   EQUITY-INCOME
                   SOCIAL BALANCED                                 (INITIAL CLASS)                  (INITIAL CLASS)
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $      82,598   $      28,259   $      21,450   $     381,779   $     134,244   $      91,179   $     311,101
          (11,720)         (8,941)         (4,964)       (349,220)       (305,653)       (176,020)       (149,239)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           70,878          19,318          16,486          32,559        (171,409)        (84,841)        161,862
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          372,819          76,598          80,603       4,294,611      20,009,862         828,229     197,388,306
         (417,304)        (77,264)        (76,785)     (5,350,570)    (16,120,683)       (545,722)   (197,441,529)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (44,485)           (666)          3,818      (1,055,959)      3,889,179         282,507         (53,223)
           40,242          49,890          73,487       1,347,453       4,873,050         668,643         874,045
         (203,088)       (132,226)           (346)     (7,193,941)    (12,046,353)      5,142,920      (2,111,253)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (207,331)        (83,002)         76,959      (6,902,447)     (3,284,124)      6,094,070      (1,290,431)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (136,453)  $     (63,684)  $      93,445   $  (6,869,888)  $  (3,455,533)  $   6,009,229   $  (1,128,569)
    =============   =============   =============   =============   =============   =============   =============

               FIDELITY
                  VIP
           EQUITY-INCOME
          (INITIAL CLASS)
     -----------------------------
         2000            1999
     -----------------------------
     $     221,584   $     130,390
          (109,319)        (74,391)
     -------------   -------------
           112,265          55,999
     -------------   -------------
       178,562,869       1,148,237
      (177,714,303)     (1,035,736)
     -------------   -------------
           848,566         112,501
           834,803         288,230
           201,856            (219)
     -------------   -------------
         1,885,225         400,512
     -------------   -------------
     $   1,997,490   $     456,511
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                 FIDELITY          FIDELITY          FIDELITY
                                  VIP II              VIP               VIP                          JANUS ASPEN
                                 INDEX 500          GROWTH            MID CAP                          SERIES
                              (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)                     BALANCED
                              ---------------   ---------------   ---------------   ---------------------------------------------
                                  2001(C)           2001(C)           2001(C)           2001            2000            1999
                              -------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........   $          --     $          --     $          --    $   1,537,192   $   1,011,582   $     376,018
  Mortality and expense risk
    and administrative
    charges.................              --                --                --         (333,604)       (227,346)        (91,838)
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net investment income
        (loss)..............              --                --                --        1,203,588         784,236         284,180
                               -------------     -------------     -------------    -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments.............             879             1,038            13,067        2,107,038         852,655         600,921
  Cost of investments
    sold....................            (938)           (1,124)          (13,239)      (1,893,573)       (597,352)       (420,980)
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net realized gain
        (loss) on
        investments.........             (59)              (86)             (172)         213,465         255,303         179,941
  Realized gain distribution
    received................              --                --                --               --       2,977,321              --
  Change in unrealized
    appreciation
    (depreciation) on
    investments.............            (949)           (3,797)           11,024       (4,047,701)     (5,243,236)      3,014,831
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net gain (loss) on
        investments.........          (1,008)           (3,883)           10,852       (3,834,236)     (2,010,612)      3,194,772
                               -------------     -------------     -------------    -------------   -------------   -------------
        Net increase
          (decrease) in net
          assets resulting
          from operations...   $      (1,008)    $      (3,883)    $      10,852    $  (2,630,648)  $  (1,226,376)  $   3,478,952
                               =============     =============     =============    =============   =============   =============

                                                                                       DREYFUS IP        NEUBERGER
                                                                                       TECHNOLOGY       BERMAN AMT
                                                    T. ROWE PRICE                        GROWTH           MID-CAP
                                                    EQUITY INCOME                   (INITIAL SERIES)      GROWTH
                                    ---------------------------------------------   ----------------   -------------
                                        2001            2000           1999(A)          2001(B)           2001(C)
                                    --------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      50,418   $       7,402   $         249    $          --     $          --
  Mortality and expense risk and
    administrative charges........        (16,265)         (1,618)             (3)            (401)               --
                                    -------------   -------------   -------------    -------------     -------------
      Net investment income
        (loss)....................         34,153           5,784             246             (401)               --
                                    -------------   -------------   -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................        279,048          87,941             746            5,242                74
  Cost of investments sold........       (272,857)        (89,684)           (735)          (6,426)              (67)
                                    -------------   -------------   -------------    -------------     -------------
      Net realized gain (loss) on
        investments...............          6,191          (1,743)             11           (1,184)                7
  Realized gain distribution
    received......................         71,721          29,365           1,944               --                --
  Change in unrealized
    appreciation (depreciation) on
    investments...................        (33,151)         37,796          (1,551)          24,974               584
                                    -------------   -------------   -------------    -------------     -------------
      Net gain (loss) on
        investments...............         44,761          65,418             404           23,790               591
                                    -------------   -------------   -------------    -------------     -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $      78,914   $      71,202   $         650    $      23,389     $         591
                                    =============   =============   =============    =============     =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                     JANUS ASPEN                       JANUS ASPEN         MFS(R)
                       SERIES                            SERIES           INVESTORS
                  WORLDWIDE GROWTH                  AGGRESSIVE GROWTH   TRUST SERIES
    ---------------------------------------------   -----------------   -------------
        2001            2000            1999             2001(C)           2001(C)
    ---------------------------------------------------------------------------------
    $     383,604   $     325,880   $      53,187     $          --     $          --
         (472,754)       (483,593)       (220,680)               --                --
    -------------   -------------   -------------     -------------     -------------
          (89,150)       (157,713)       (167,493)               --                --
    -------------   -------------   -------------     -------------     -------------
        3,281,426      14,428,724     189,862,953                62               522
       (4,423,080)    (12,549,388)   (174,195,638)              (59)             (541)
    -------------   -------------   -------------     -------------     -------------
       (1,141,654)      1,879,336      15,667,315                 3               (19)
               --       5,751,966              --                --                --
      (17,719,688)    (21,766,087)      4,604,576                74              (177)
    -------------   -------------   -------------     -------------     -------------
      (18,861,342)    (14,134,785)     20,271,891                77              (196)
    -------------   -------------   -------------     -------------     -------------
    $ (18,950,492)  $ (14,292,498)  $  20,104,398     $          77     $        (196)
    =============   =============   =============     =============     =============


                    MORGAN STANLEY
                          UIF
                EMERGING MARKETS EQUITY
     ---------------------------------------------
         2001            2000            1999
    ---------------------------------------------------------------------------------   --------------------------------------------
-
     $          --   $          --   $         760
           (49,648)        (55,716)        (24,825)
     -------------   -------------   -------------
           (49,648)        (55,716)        (24,065)
     -------------   -------------   -------------
         2,525,624       2,064,292         638,675
        (3,830,803)     (1,640,102)       (817,984)
     -------------   -------------   -------------
        (1,305,179)        424,190        (179,309)
                --       1,173,803              --
           908,225      (5,692,107)      3,006,590
     -------------   -------------   -------------
          (396,954)     (4,094,114)      2,827,281
     -------------   -------------   -------------
     $    (446,602)  $  (4,149,830)  $   2,803,216
     =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999


                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     CAPITAL APPRECIATION                           CASH MANAGEMENT
                                          ------------------------------------------   ------------------------------------------
                                              2001           2000           1999           2001           2000           1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........  $ (1,238,534)  $ (1,764,082)  $ (1,325,374)  $  1,145,398   $  1,397,031   $    883,422
    Net realized gain (loss) on
      investments.......................   (79,591,610)    15,332,570     47,122,361             61             41           (123)
    Realized gain distribution
      received..........................            --     16,627,986      9,212,178            178             --              8
    Change in unrealized appreciation
      (depreciation) on investments.....    22,344,552    (61,221,668)    (9,158,970)            (9)           (16)           107
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations......................   (58,485,592)   (31,025,194)    45,850,195      1,145,628      1,397,056        883,414
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners......................    70,231,143     63,639,970     55,159,677     13,398,593     19,121,161     64,486,957
    Cost of insurance...................   (23,768,439)   (25,385,609)   (18,814,467)    (2,264,699)    (1,786,259)    (2,584,763)
    Policyowners' surrenders............    (9,399,017)   (11,881,084)    (8,083,942)    (2,784,676)      (717,997)      (491,187)
    Net transfers from (to) Fixed
      Account...........................       628,217      3,274,033     (4,927,532)    10,088,200      6,883,757       (381,185)
    Transfers between Investment
      Divisions.........................    (5,299,560)    (4,806,843)    15,795,045     (4,630,171)    (3,616,525)   (53,599,684)
    Policyowners' death benefits........      (356,053)      (323,735)      (227,269)       (42,574)        (4,196)          (188)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    32,036,291     24,516,732     38,901,512     13,764,673     19,879,941      7,429,950
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        38,824         84,161        (57,448)        (1,738)        (2,088)        (1,253)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets........................   (26,410,477)    (6,424,301)    84,694,259     14,908,563     21,274,909      8,312,111
NET ASSETS:
    Beginning of year...................   241,406,294    247,830,595    163,136,336     43,992,904     22,717,995     14,405,884
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $214,995,817   $241,406,294   $247,830,595   $ 58,901,467   $ 43,992,904   $ 22,717,995
                                          ============   ============   ============   ============   ============   ============

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     INTERNATIONAL EQUITY                             TOTAL RETURN
                                          ------------------------------------------   ------------------------------------------
                                              2001           2000           1999           2001           2000           1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........  $     44,168   $      4,400   $    (14,858)  $    960,965   $    696,140   $    517,293
    Net realized gain (loss) on
      investments.......................    (1,513,171)         7,207         92,808        502,968      1,273,442        937,588
    Realized gain distribution
      received..........................        18,355        372,308        133,262         69,277      4,081,375      1,305,271
    Change in unrealized appreciation
      (depreciation) on investments.....       524,384     (1,618,834)     1,140,110     (7,297,090)    (8,653,054)     3,737,718
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations......................      (926,264)    (1,234,919)     1,351,322     (5,763,880)    (2,602,097)     6,497,870
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners......................     1,840,469      1,810,980      1,598,744     13,560,124     11,327,552     10,858,597
    Cost of insurance...................      (628,007)      (637,045)      (503,092)    (4,999,775)    (4,759,211)    (3,741,166)
    Policyowners' surrenders............      (226,059)      (213,106)      (162,868)    (2,048,263)    (2,100,541)    (1,584,812)
    Net transfers from (to) Fixed
      Account...........................         2,878        107,059       (187,961)       758,511        (14,149)      (909,132)
    Transfers between Investment
      Divisions.........................      (477,959)       547,907        328,106       (412,182)      (878,854)     1,510,064
    Policyowners' death benefits........       (23,593)        (8,266)       (86,667)       (64,295)       (84,625)       (29,909)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................       487,729      1,607,529        986,262      6,794,120      3,490,172      6,103,642
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................           836          2,142         (1,636)         2,311          8,738         (8,421)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets........................      (437,699)       374,752      2,335,948      1,032,551        896,813     12,593,091
NET ASSETS:
    Beginning of year...................     6,899,816      6,525,064      4,189,116     49,174,611     48,277,798     35,684,707
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  6,462,117   $  6,899,816   $  6,525,064   $ 50,207,162   $ 49,174,611   $ 48,277,798
                                          ============   ============   ============   ============   ============   ============

Not all investment divisions are available under all policies.
(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                              MAINSTAY VP
                   MAINSTAY VP                                  MAINSTAY VP                    HIGH YIELD
                   CONVERTIBLE                                   GOVERNMENT                   CORPORATE BOND
    ------------------------------------------   ------------------------------------------   ------------
        2001           2000           1999           2001           2000           1999           2001
    ------------------------------------------------------------------------------------------------------
    $    439,260   $    234,755   $     95,918   $    369,814   $    223,124   $    162,161   $  3,851,627
         (54,324)        36,007         25,744         28,606        (89,777)         8,370       (599,461)
              --        442,403        333,649             --             --             --             --
        (636,724)    (1,249,434)       406,847        (26,980)       285,580       (259,370)    (2,048,649)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (251,788)      (536,269)       862,158        371,440        418,927        (88,839)     1,203,517
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,301,842      2,371,086        867,144      4,136,139      1,007,419      1,020,933      9,114,697
      (1,423,523)      (698,982)      (271,355)      (590,750)      (386,136)      (338,961)    (3,371,265)
        (294,685)       (84,573)       (86,364)      (415,151)      (115,380)      (132,107)    (1,377,336)
       2,098,718      2,056,898        (11,682)     1,103,026         88,771        (38,557)     1,580,803
       1,241,107      1,038,226        250,099      1,541,914       (249,020)      (307,986)       569,947
          (9,761)       (13,579)          (739)        (2,817)       (10,543)          (367)      (136,115)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,913,698      4,669,076        747,103      5,772,361        335,111        202,955      6,380,731
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
            (522)           789         (1,036)          (485)          (643)            47           (903)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,661,388      4,133,596      1,608,225      6,143,316        753,395        114,163      7,583,345
       7,506,804      3,373,208      1,764,983      4,318,062      3,564,667      3,450,504     27,758,804
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 14,168,192   $  7,506,804   $  3,373,208   $ 10,461,378   $  4,318,062   $  3,564,667   $ 35,342,149
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
             HIGH YIELD
         CORPORATE BOND
     ---------------------------
         2000           1999
     ---------------------------
     $  3,532,181   $  2,758,881
         (188,821)        22,103
            1,263        499,619
       (5,292,927)      (818,497)
     ------------   ------------
       (1,948,304)     2,462,106
     ------------   ------------
        8,530,403      8,302,753
       (2,962,861)    (2,619,979)
       (1,024,557)      (944,952)
          199,764       (456,296)
         (774,342)       412,072
         (199,755)       (18,566)
     ------------   ------------
        3,768,652      4,675,032
     ------------   ------------
            2,341         (3,665)
     ------------   ------------
        1,822,689      7,133,473
       25,936,115     18,802,642
     ------------   ------------
     $ 27,758,804   $ 25,936,115
     ============   ============

                   MAINSTAY VP                                  MAINSTAY VP                   MAINSTAY VP
                      VALUE                                         BOND                      GROWTH EQUITY
    ------------------------------------------   ------------------------------------------   ------------
        2001           2000           1999           2001           2000           1999           2001
    ------------------------------------------------------------------------------------------------------
    $    348,308   $    227,445   $    171,820   $    622,371   $    528,085   $    383,540   $     44,910
         852,754        297,777        287,850         31,986        (44,573)         6,868     (3,562,510)
       1,903,612      1,029,801             --             --             --            553             --
      (3,037,243)     2,085,051      1,329,416        236,466        240,360       (531,346)   (10,785,710)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          67,431      3,640,074      1,789,086        890,823        723,872       (140,385)   (14,303,310)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      11,058,155      8,959,068      9,785,258      3,094,486      2,175,315      2,187,714     24,222,605
      (4,049,417)    (3,165,815)    (3,051,256)    (1,127,337)      (791,398)      (693,353)    (7,771,273)
      (1,668,501)    (1,415,116)    (1,034,284)      (614,735)      (341,061)      (278,012)    (3,693,159)
       1,327,277       (371,652)      (470,194)       889,457        237,435       (106,081)     2,808,691
       2,835,675     (1,419,808)      (339,100)     3,710,951        102,871        244,474     (1,608,763)
         (62,442)       (32,221)      (111,844)        (7,045)        (5,591)        (7,364)       (99,011)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,440,747      2,554,456      4,778,580      5,945,777      1,377,571      1,347,378     13,859,090
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (2,870)        (2,639)        (1,483)        (1,360)        (1,132)            71          9,997
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,505,308      6,191,891      6,566,183      6,835,240      2,100,311      1,207,064       (434,223)
      34,452,559     28,260,668     21,694,485      9,222,890      7,122,579      5,915,515     77,107,186
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 43,957,867   $ 34,452,559   $ 28,260,668   $ 16,058,130   $  9,222,890   $  7,122,579   $ 76,672,963
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          GROWTH EQUITY
     ---------------------------
         2000           1999
     ---------------------------
     $    (61,436)  $     (1,623)
        9,896,296      3,383,146
        7,013,106      5,714,804
      (20,170,835)     4,351,297
     ------------   ------------
       (3,322,869)    13,447,624
     ------------   ------------
       20,333,503     15,546,512
       (7,313,516)    (5,033,902)
       (2,540,156)    (1,962,772)
        3,097,658       (995,672)
        2,624,664      3,855,951
          (50,858)       (49,043)
     ------------   ------------
       16,151,295     11,361,074
     ------------   ------------
           15,246        (18,194)
     ------------   ------------
       12,843,672     24,790,504
       64,263,514     39,473,010
     ------------   ------------
     $ 77,107,186   $ 64,263,514
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                                                                      MAINSTAY VP    MAINSTAY VP
                                                        MAINSTAY VP                    SMALL CAP        EQUITY
                                                       INDEXED EQUITY                    GROWTH         INCOME
                                         ------------------------------------------   ------------   ------------
                                             2001           2000           1999         2001(B)        2001(B)
                                         ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    644,213   $    421,599   $    468,914   $   (16,717)   $     14,017
    Net realized gain (loss) on
      investments......................   (30,590,585)     3,819,453     13,641,421        23,501          (2,772)
    Realized gain distribution
      received.........................     1,591,707      2,520,131      1,618,939            --              --
    Change in unrealized appreciation
      (depreciation) on investments....    10,974,211    (19,469,287)       734,879      (209,715)        (11,626)
                                         ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................   (17,380,454)   (12,708,104)    16,464,153      (202,931)           (381)
                                         ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Net Asset Contributions of New York
      Life Insurance and Annuity
      Corporation......................            --             --             --     5,000,000       5,000,000
    Payments received from
      policyowners.....................    51,695,550     45,918,282     38,307,020       148,766         441,023
    Cost of insurance..................   (16,044,133)   (15,506,866)   (11,332,970)      (27,131)        (52,717)
    Policyowners' surrenders...........    (5,149,292)    (5,242,277)    (3,449,613)       (2,775)         (3,025)
    Net transfers from (to) Fixed
      Account..........................     4,164,925      6,085,656     (1,221,342)      154,581         386,565
    Transfers between Investment
      Divisions........................      (943,270)    (4,322,651)     8,893,653       419,228         810,998
    Policyowners' death benefits.......      (179,650)      (217,686)       (69,949)           --              --
                                         ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)..................    33,544,130     26,714,458     31,126,799     5,692,669       6,582,844
                                         ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................         3,085         31,443        (21,057)         (280)           (124)
                                         ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets.......................    16,166,761     14,037,797     47,569,895     5,489,458       6,582,339
NET ASSETS:
    Beginning of year..................   134,922,943    120,885,146     73,315,251            --              --
                                         ------------   ------------   ------------   ------------   ------------
    End of year........................  $151,089,704   $134,922,943   $120,885,146   $ 5,489,458    $  6,582,339
                                         ============   ============   ============   ============   ============

                                                        MAINSTAY VP
                                                        EAGLE ASSET                                 ALGER AMERICAN
                                                  MANAGEMENT GROWTH EQUITY                       SMALL CAPITALIZATION
                                         ------------------------------------------   ------------------------------------------
                                             2001           2000         1999(A)          2001           2000           1999
                                         -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    (41,848)  $    (10,708)  $        (12)  $   (135,367)  $   (147,767)  $    (64,998)
    Net realized gain (loss) on
      investments......................      (711,304)       (11,330)           594     (5,212,133)    (6,236,010)     3,730,021
    Realized gain distribution
      received.........................            --        356,962          1,080             --      5,671,948        735,842
    Change in unrealized appreciation
      (depreciation) on investments....      (354,153)    (1,236,555)         2,499        161,884       (221,455)       212,328
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................    (1,107,305)      (901,631)         4,161     (5,185,616)      (933,284)     4,613,193
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     5,489,715      2,135,472          3,878      7,982,490      6,020,035      3,734,375
    Cost of insurance..................    (1,396,232)      (418,994)        (1,165)    (2,033,213)    (1,898,161)    (1,014,165)
    Policyowners' surrenders...........      (259,049)       (17,546)            --       (697,920)      (436,008)      (171,665)
    Net transfers from (to) Fixed
      Account..........................     1,547,499      1,999,194        128,805        453,871      4,728,964        (94,044)
    Transfers between Investment
      Divisions........................       735,529      2,164,238             --       (137,272)    (8,291,681)     4,697,824
    Policyowners' death benefits.......       (10,220)          (780)            --         (7,427)        (9,820)       (30,619)
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)..................     6,107,242      5,861,584        131,518      5,560,529        113,329      7,121,706
                                         ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................           164            772             (1)         5,040         14,063         (5,174)
                                         ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets.......................     5,000,101      4,960,725        135,678        379,953       (805,892)    11,729,725
NET ASSETS:
    Beginning of year..................     5,096,403        135,678             --     15,916,958     16,722,850      4,993,125
                                         ------------   ------------   ------------   ------------   ------------   ------------
    End of year........................  $ 10,096,504   $  5,096,403   $    135,678   $ 16,296,911   $ 15,916,958   $ 16,722,850
                                         ============   ============   ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    MAINSTAY VP    MAINSTAY VP                   MAINSTAY VP                                  MAINSTAY VP
      MID CAP        MID CAP                   AMERICAN CENTURY                              DREYFUS LARGE
       GROWTH          CORE                    INCOME & GROWTH                               COMPANY VALUE
    ------------   ------------   ------------------------------------------   ------------------------------------------
      2001(B)        2001(B)          2001           2000         1999(A)          2001           2000         1999(A)
    ---------------------------------------------------------------------------------------------------------------------
    $   (16,051)   $    (8,372)   $      9,678   $      4,398   $        203   $      9,439   $      2,838   $        148
         (3,957)        (2,374)        (27,997)        (3,652)           141         (4,333)           402             27
             --             --              --            405             --         45,510         10,180             --
       (392,959)      (291,492)       (106,440)       (84,130)         1,020        (74,184)        15,145            198
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       (412,967)      (302,238)       (124,759)       (82,979)         1,364        (23,568)        28,565            373
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,000,000      5,000,000              --             --             --             --             --             --
        131,700         54,866       1,049,073        473,648          9,386      1,342,060        347,052          7,985
        (21,645)       (10,125)       (248,190)      (102,863)        (1,571)      (300,251)       (81,956)        (1,534)
         (1,021)        (1,211)        (58,124)       (22,141)            --        (47,905)        (8,519)          (657)
        141,999        160,569         365,537        433,657         26,125        615,530        249,189         14,857
        236,044         90,228         248,428        402,829            587        473,023         77,572             --
             --             --          (1,408)          (817)            --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,487,077      5,294,327       1,355,316      1,184,313         34,527      2,082,457        583,338         20,651
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
            (37)            71             (20)            88             (1)           (64)           (21)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,074,073      4,992,160       1,230,537      1,101,422         35,890      2,058,825        611,882         21,024
             --             --       1,137,312         35,890             --        632,906         21,024             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 5,074,073    $ 4,992,160    $  2,367,849   $  1,137,312   $     35,890   $  2,691,731   $    632,906   $     21,024
    ============   ============   ============   ============   ============   ============   ============   ============

                                                                FIDELITY VIP
                     CALVERT                                   CONTRAFUND(R)
                 SOCIAL BALANCED                              (INITIAL CLASS)
    ------------------------------------------   ------------------------------------------
        2001           2000           1999           2001           2000           1999
    ---------------------------------------------------------------------------------------
    $     70,878   $     19,318   $     16,486   $     32,559   $   (171,409)  $    (84,841)
         (44,485)          (666)         3,818     (1,055,959)     3,889,179        282,507
          40,242         49,890         73,487      1,347,453      4,873,050        668,643
        (203,088)      (132,226)          (346)    (7,193,941)   (12,046,353)     5,142,920
    ------------   ------------   ------------   ------------   ------------   ------------
        (136,453)       (63,684)        93,445     (6,869,888)    (3,455,533)     6,009,229
    ------------   ------------   ------------   ------------   ------------   ------------
         810,573        569,505        316,514     22,571,147     19,471,775     13,026,887
        (235,311)      (180,046)      (111,360)    (6,517,305)    (5,898,714)    (3,705,244)
         (87,641)       (27,883)       (35,089)    (2,275,513)    (1,376,670)      (667,893)
         174,991        243,739         (5,479)     1,507,180      3,667,379       (343,741)
          13,936        114,609        283,964        (47,574)     1,655,700      5,534,689
              --             --             --        (78,399)       (69,599)       (52,911)
    ------------   ------------   ------------   ------------   ------------   ------------
         676,548        719,924        448,550     15,159,536     17,449,871     13,791,787
    ------------   ------------   ------------   ------------   ------------   ------------
              28            185           (106)         4,085          9,550         (7,286)
    ------------   ------------   ------------   ------------   ------------   ------------
         540,123        656,425        541,889      8,293,733     14,003,888     19,793,730
       1,648,066        991,641        449,752     51,484,406     37,480,518     17,686,788
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,188,189   $  1,648,066   $    991,641   $ 59,778,139   $ 51,484,406   $ 37,480,518
    ============   ============   ============   ============   ============   ============

                    FIDELITY VIP
                   EQUITY-INCOME
                  (INITIAL CLASS)
     ------------------------------------------
         2001           2000           1999
     ------------------------------------------
     $    161,862   $    112,265   $     55,999
          (53,223)       848,566        112,501
          874,045        834,803        288,230
       (2,111,253)       201,856           (219)
     ------------   ------------   ------------
       (1,128,569)     1,997,490        456,511
     ------------   ------------   ------------
        7,629,717      7,000,808      4,956,313
       (2,336,216)    (1,797,599)    (1,482,147)
         (949,014)      (431,932)      (286,960)
        1,281,699      1,089,705         53,981
        1,003,878     (2,764,776)     1,108,674
          (42,727)        (4,161)       (17,479)
     ------------   ------------   ------------
        6,587,337      3,092,045      4,332,382
     ------------   ------------   ------------
               (8)          (801)          (603)
     ------------   ------------   ------------
        5,458,760      5,088,734      4,788,290
       18,183,327     13,094,593      8,306,303
     ------------   ------------   ------------
     $ 23,642,087   $ 18,183,327   $ 13,094,593
     ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                            FIDELITY          FIDELITY          FIDELITY
                                               VIP               VIP               VIP                 JANUS ASPEN
                                            INDEX 500          GROWTH            MID CAP                 SERIES
                                         (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)            BALANCED
                                         ---------------   ---------------   ---------------   ---------------------------
                                             2001(C)           2001(C)           2001(C)           2001           2000
                                         -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......   $         --      $         --      $         --     $  1,203,588   $    784,236
    Net realized gain (loss) on
      investments......................            (59)              (86)             (172)         213,465        255,303
    Realized gain distribution
      received.........................             --                --                --               --      2,977,321
    Change in unrealized appreciation
      (depreciation) on investments....           (949)           (3,797)           11,024       (4,047,701)    (5,243,236)
                                          ------------      ------------      ------------     ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................         (1,008)           (3,883)           10,852       (2,630,648)    (1,226,376)
                                          ------------      ------------      ------------     ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................         15,678                --            14,137       25,078,914     17,040,246
    Cost of insurance..................         (1,151)           (1,513)           (2,399)      (6,905,174)    (5,079,851)
    Policyowners' surrenders...........             --                --                --       (2,005,767)      (881,923)
    Net transfers from (to) Fixed
      Account..........................             --                --              (100)       5,144,445      7,659,002
    Transfers between Investment
      Divisions........................         88,873           155,527           321,470         (215,828)     3,404,063
    Policyowners' death benefits.......             --                --                --          (60,360)       (44,915)
                                          ------------      ------------      ------------     ------------   ------------
      Net contributions and
        (withdrawals)..................        103,400           154,014           333,108       21,036,230     22,096,622
                                          ------------      ------------      ------------     ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................             --                --                --             (185)         3,117
                                          ------------      ------------      ------------     ------------   ------------
        Increase (decrease) in net
          assets.......................        102,392           150,131           343,960       18,405,397     20,873,363
NET ASSETS:
    Beginning of year..................             --                --                --       44,309,581     23,436,218
                                          ------------      ------------      ------------     ------------   ------------
    End of year........................   $    102,392      $    150,131      $    343,960     $ 62,714,978   $ 44,309,581
                                          ============      ============      ============     ============   ============


                                         JANUS ASPEN
                                            SERIES
                                           BALANCED
                                         ------------
                                             1999
                                         -------------------------------------------------------------------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    284,180
    Net realized gain (loss) on
      investments......................       179,941
    Realized gain distribution
      received.........................            --
    Change in unrealized appreciation
      (depreciation) on investments....     3,014,831
                                         ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................     3,478,952
                                         ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     7,857,797
    Cost of insurance..................    (1,990,257)
    Policyowners' surrenders...........      (263,420)
    Net transfers from (to) Fixed
      Account..........................       542,842
    Transfers between Investment
      Divisions........................     7,429,452
    Policyowners' death benefits.......       (11,226)
                                         ------------
      Net contributions and
        (withdrawals)..................    13,565,188
                                         ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................        (4,490)
                                         ------------
        Increase (decrease) in net
          assets.......................    17,039,650
NET ASSETS:
    Beginning of year..................     6,396,568
                                         ------------
    End of year........................  $ 23,436,218
                                         ============

                                                                                         DREYFUS IP       NEUBERGER
                                                                                         TECHNOLOGY       BERMAN AMT
                                                       T. ROWE PRICE                       GROWTH          MID-CAP
                                                       EQUITY INCOME                  (INITIAL SERIES)      GROWTH
                                         ------------------------------------------   ----------------   ------------
                                             2001           2000         1999(A)          2001(B)          2001(C)
                                         ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $     34,153   $      5,784   $        246     $       (401)    $         --
    Net realized gain (loss) on
      investments......................         6,191         (1,743)            11           (1,184)               7
    Realized gain distribution
      received.........................        71,721         29,365          1,944               --               --
    Change in unrealized appreciation
      (depreciation) on investments....       (33,151)        37,796         (1,551)          24,974              584
                                         ------------   ------------   ------------     ------------     ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................        78,914         71,202            650           23,389              591
                                         ------------   ------------   ------------     ------------     ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     2,372,744        397,219          7,374           67,193            3,922
    Cost of insurance..................      (517,001)      (100,057)        (1,890)         (13,332)             (74)
    Policyowners' surrenders...........      (133,368)        (3,453)          (654)            (456)              --
    Net transfers from (to) Fixed
      Account..........................     1,525,570        285,739         79,512           73,245               --
    Transfers between Investment
      Divisions........................     2,022,469         28,710             --          324,946               --
    Policyowners' death benefits.......          (118)            --             --               --               --
                                         ------------   ------------   ------------     ------------     ------------
      Net contributions and
        (withdrawals)..................     5,270,296        608,158         84,342          451,596            3,848
                                         ------------   ------------   ------------     ------------     ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................          (133)           (52)            --              (10)              --
                                         ------------   ------------   ------------     ------------     ------------
        Increase (decrease) in net
          assets.......................     5,349,077        679,308         84,992          474,975            4,439
NET ASSETS:
    Beginning of year..................       764,300         84,992             --               --               --
                                         ------------   ------------   ------------     ------------     ------------
    End of year........................  $  6,113,377   $    764,300   $     84,992     $    474,975     $      4,439
                                         ============   ============   ============     ============     ============

Not all investment divisions are available under all policies.
(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                   JANUS ASPEN                      JANUS ASPEN         MFS(R)                    MORGAN STANLEY
                      SERIES                          SERIES          INVESTORS                        UIF
                 WORLDWIDE GROWTH                AGGRESSIVE GROWTH   TRUST SERIES            EMERGING MARKETS EQUITY
    ------------------------------------------   -----------------   ------------   ------------------------------------------
        2001           2000           1999            2001(C)          2001(C)          2001           2000           1999
    --------------------------------------------------------------------------------------------------------------------------
    $    (89,150)  $   (157,713)  $   (167,493)    $         --      $         --   $    (49,648)  $    (55,716)  $    (24,065)
      (1,141,654)     1,879,336     15,667,315                3               (19)    (1,305,179)       424,190       (179,309)
              --      5,751,966             --               --                --             --      1,173,803             --
     (17,719,688)   (21,766,087)     4,604,576               74              (177)       908,225     (5,692,107)     3,006,590
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
     (18,950,492)   (14,292,498)    20,104,398               77              (196)      (446,602)    (4,149,830)     2,803,216
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
      33,537,409     25,713,529     13,190,861            1,127                --      3,931,327      3,241,863      1,501,600
      (9,272,978)    (8,242,060)    (3,974,595)             (62)             (522)    (1,038,262)    (1,012,181)      (407,571)
      (2,394,753)    (2,134,962)      (850,986)              --                --       (345,177)      (239,537)      (108,494)
       2,963,613      8,809,352       (145,095)              --            61,356         22,119        849,913        (94,620)
      (2,783,681)    12,144,565      4,014,635               --                --       (287,910)     1,721,379        803,924
         (71,655)       (70,194)       (46,785)              --                --         (8,444)        (6,638)       (18,592)
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
      21,977,955     36,220,230     12,188,035            1,065            60,834      2,273,653      4,554,799      1,676,247
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
          12,131         25,650        (22,883)              --                --             --          6,177         (3,019)
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
       3,039,594     21,953,382     32,269,550            1,142            60,638      1,827,051        411,146      4,476,444
      75,014,575     53,061,193     20,791,643               --                --      7,119,814      6,708,668      2,232,224
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
    $ 78,054,169   $ 75,014,575   $ 53,061,193     $      1,142      $     60,638   $  8,946,865   $  7,119,814   $  6,708,668
    ============   ============   ============     ============      ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

N
    YLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of
New York Life Insurance Company. VUL Separate Account-I funds Series I policies (Flexible Premium Variable Universal Life and Survivorship Variable Universal
Life), Series II policies (Flexible Premium Variable Universal Life 2000 and Single Premium Variable Universal Life) and Series III policies (Pinnacle Variable Universal Life and Pinnacle Survivorship Variable Universal Life). All six policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL and Pinnacle SVUL policies offer life insurance protection on two insureds. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc., is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, The MFS(R) Variable Insurance Trust(SM), the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), the T. Rowe Price Equity Series, Inc., Dreyfus Investment Portfolios, and Neuberger Berman Advisers Management Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

    VUL Separate Account-I offers thirty-seven variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. Twenty-seven of these Investment Divisions are available to VUL, SVUL, VUL 2000 and SPVUL Policyowners, thirty-two of these Investment Divisions are available for Pinnacle VUL and Pinnacle SVUL policies.

    The following Investment Divisions are available for all Series I and Series II policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, and Dreyfus IP Technology Growth (Initial Series). Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

    The following Investment Divisions are available for Series III policies:
MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap, Alger American Small Capitalization, Calvert Social Balanced (formerly "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Growth (Initial Class), Fidelity VIP Mid Cap (Initial Class), Fidelity VIP Overseas (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Janus Aspen Series Aggressive Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Dreyfus IP Technology Growth (Initial Series), and Neuberger Berman AMT Mid-Cap Growth.

    For SVUL, VUL 2000, SPVUL, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Thereafter, all premium payments for SVUL, VUL 2000, SPVUL, Pinnacle VUL and Pinnacle SVUL will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Premium payments received for in-force VUL policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, for SVUL, VUL 2000, SPVUL, Pinnacle VUL, Pinnacle SVUL and VUL, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate-I and the Fixed Account of NYLIAC.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

    Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 2001, the investments of VUL Separate Account-I are as follows:


                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Number of shares...........................       9,113             58,970              1,404                 1,013
Identified cost............................    $225,395         $   58,970            $15,773              $ 10,483


                                             MAINSTAY VP        MAINSTAY VP         MAINSTAY VP          MAINSTAY VP
                                              SMALL CAP           EQUITY              MID CAP              MID CAP
                                                GROWTH            INCOME               GROWTH                CORE
                                             --------------------------------------------------------------------
Number of shares...........................         576                669                555                   532
Identified cost............................    $  5,709         $    6,605            $ 5,476              $  5,293

  Investment activity for the year ended December 31, 2001, was as follows:


                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Purchases..................................    $195,010         $1,078,754            $ 7,716              $  7,028
Proceeds from sales........................     164,160          1,063,826                353                   877


                                             MAINSTAY VP        MAINSTAY VP         MAINSTAY VP          MAINSTAY VP
                                              SMALL CAP           EQUITY              MID CAP              MID CAP
                                                GROWTH            INCOME               GROWTH                CORE
                                             --------------------------------------------------------------------
Purchases..................................    $  6,632         $    6,652            $ 5,517              $  5,320
Proceeds from sales........................         946                 45                 36                    25

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP      MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH          INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY           EQUITY
    -----------------------------------------------------------------------------------------------------------------
          4,378              643            3,013             2,869           1,227            3,842            6,542
       $ 45,300         $  6,315         $ 53,387        $   44,976        $ 16,198         $ 98,552         $152,739

     MAINSTAY VP
       AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER                            FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN         CALVERT             VIP               VIP
       INCOME &         COMPANY         MANAGEMENT         SMALL            SOCIAL        CONTRAFUND(R)     EQUITY-INCOME
        GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION      BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
    ----------------------------------------------------------------------------------------------------------------------
            232              258              815               987           1,246            2,975             1,041
       $  2,561         $  2,754         $ 11,699        $   15,966        $  2,529         $ 70,695          $ 25,108


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP      MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH          INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY           EQUITY
    -----------------------------------------------------------------------------------------------------------------
       $ 12,410         $ 18,420         $  9,952        $   24,737        $  7,491         $ 27,588         $461,283
          2,164           17,869            2,117            13,031             916           13,665          425,450

     MAINSTAY VP
       AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER                            FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN         CALVERT             VIP               VIP
       INCOME &         COMPANY         MANAGEMENT         SMALL            SOCIAL        CONTRAFUND(R)     EQUITY-INCOME
        GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION      BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
    ----------------------------------------------------------------------------------------------------------------------
       $  1,539         $  2,234         $  7,412        $1,061,034        $  1,161         $ 20,858          $205,016
            172               93            1,337         1,055,593             373            4,295           197,388

--------------------------------------------------------------------------------

                                                   FIDELITY             FIDELITY             FIDELITY
                                                    VIP II                 VIP                  VIP             JANUS ASPEN
                                                   INDEX 500             GROWTH               MID CAP              SERIES
                                                (INITIAL CLASS)      (INITIAL CLASS)      (INITIAL CLASS)         BALANCED
                                                -----------------------------------------------------------------------------
Number of shares..............................            1                    4                   18                2,783
Identified cost...............................     $    103             $    154             $    333             $ 68,135

  Investment activity for the year ended December 31, 2001, was as follows:


                                                   FIDELITY             FIDELITY             FIDELITY
                                                    VIP II                 VIP                  VIP             JANUS ASPEN
                                                   INDEX 500             GROWTH               MID CAP              SERIES
                                                (INITIAL CLASS)      (INITIAL CLASS)      (INITIAL CLASS)         BALANCED
                                                -----------------------------------------------------------------------------
Purchases.....................................     $    104             $    155             $    346             $ 24,379
Proceeds from sales...........................            1                    1                   13                2,107

Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     JANUS ASPEN      JANUS ASPEN         MFS(R)        MORGAN STANLEY                        DREYFUS IP        NEUBERGER
        SERIES           SERIES         INVESTORS            UIF             T. ROWE          TECHNOLOGY        BERMAN AMT
      WORLDWIDE        AGGRESSIVE         TRUST        EMERGING MARKETS       PRICE             GROWTH           MID-CAP
        GROWTH           GROWTH           SERIES            EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
    ------------------------------------------------------------------------------------------------------------------------
          2,739               --                4             1,352               319                50                --
       $111,297         $      1         $     61          $ 11,278          $  6,118          $    450          $      4


     JANUS ASPEN      JANUS ASPEN         MFS(R)        MORGAN STANLEY                        DREYFUS IP        NEUBERGER
        SERIES           SERIES         INVESTORS            UIF             T. ROWE          TECHNOLOGY        BERMAN AMT
      WORLDWIDE        AGGRESSIVE         TRUST        EMERGING MARKETS       PRICE             GROWTH           MID-CAP
        GROWTH           GROWTH           SERIES            EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
    ------------------------------------------------------------------------------------------------------------------------
       $ 25,198         $      1         $     61          $  4,754          $  5,662          $    457          $      4
          3,281               --                1             2,526               279                 5                --

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

N
    YLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of any premium payment received.

    - State and Federal Tax Charges: NYLIAC deducts 2% from all premiums paid for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to cover state premium taxes. NYLIAC deducts 1.25% from all premiums paid for non-qualified VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to pay federal taxes.

    - Sales Expense Charges: NYLIAC deducts sales expense charges from all premiums paid for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium paid for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premiums paid in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premiums paid in any given policy year. In any given policy year thereafter, beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premiums paid up to the target premium, and no charge for premiums paid in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premiums paid in a policy year, up to the surrender charge premium, is deducted. Once the premiums paid equals the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premiums paid in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium paid in a given policy year is above or below the target premium. For premiums paid up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premiums paid in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

    NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account I policies. All of these monthly charges including: the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge are recorded as cost of insurance in the accompanying statement of net assets.

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule of the monthly contract charges for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL:

                                                         MONTHLY               MONTHLY
                                                     CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                                POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                               ---------------   -----------------------
VUL................................................       $  6*                  $ 6
SVUL...............................................         59                     9
VUL 2000...........................................         29                     9
Pinnacle VUL**.....................................        100                    50
Pinnacle SVUL**....................................        100                    50

---------------

    * In the first policy year, a charge of $228 is deferred until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    ** If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000 and SPVUL policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in policy year 4 and subsequent if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

    - Cost of Insurance Charge: A cost of insurance charge to cover the cost of providing life insurance benefits is assessed on all VUL Separate Account-I policies monthly. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, and Pinnacle SVUL policies.

      For SVUL policies, this charge is $0.04 per $1,000 of the policy's initial face amount for the first 3 policy years. This charge will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value, for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value. This current deferred sales expense is comprised of .40% for sales expenses, .30% for premium taxes and .20% for federal taxes.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from Pinnacle VUL and Pinnacle SVUL policies. The mortality and expense risk charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. In policy years 1-10, the mortality and expense risk charge percentage currently ranges from .35% to .65%; in policy years 11-20, the percentage ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an alternative cash surrender value, the mortality and expense risk is increased by .30% in policy years 1-10.

Surrender Charges:

    Surrender charges are also assessed by NYLIAC for VUL, SVUL, VUL 2000, and SPVUL policies. The amounts of these charges are included in surrenders in the accompanying statement of net assets.

    For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years on complete surrenders or decreases in face amount including decreases caused by change in life insurance benefit option or partial withdrawals. The maximum surrender charge on VUL policies is shown on the policies' data page. The maximum surrender charge on VUL 2000 policies is the lesser of 50% of total premiums paid or a percentage of the surrender charge premium, this percentage is based on the policy year in which the surrender or decrease in face amount takes place. In addition, a new surrender charge period will apply to face increases. The surrender charge premium is shown on the policy data page.

    For SVUL policies this charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policies' target premium, age of the younger insured and year of surrender. In addition, a new surrender charge period will apply to face increases. The target premium is shown on the policy data page.

    For SPVUL policies, this charge is deducted during the first 9 policy years on complete surrenders or partial withdrawals of policies. The surrender charge is equal to a percentage of the cash value of the policy minus any surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The surrender charge percentage is based on the amount of time that has passed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. The surrender charge percentage declines each policy year from 9% in the first year to 0% in years ten later. The surrender charge free window in any policy year is the greater of 10% of total premiums paid or 100% of the policy's gain.

Separate Account Charges:

    NYLIAC assesses a mortality and expense risks charge for VUL, SVUL, VUL 2000, and SPVUL policies and an administrative service charge for VUL and SVUL policies. For VUL and SVUL policies, these charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. For VUL 2000 and SPVUL policies, these charges are made daily at an annual rate of .50% of the daily net asset value of each Investment Division.

    The amounts of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

V
    UL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the years ended December 31, 2001, December 31, 2000, and December 31, 1999 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                            CAPITAL APPRECIATION             CASH MANAGEMENT
                                         ---------------------------   ---------------------------
                                         2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................   2,178     1,703     1,998     4,776    12,804     51,235
Units redeemed on cost of insurance....    (820)     (718)     (687)   (1,005)   (1,140)    (2,039)
Units redeemed on surrenders...........    (376)     (366)     (293)   (1,922)     (539)      (390)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....    (180)      (47)     (242)    1,483     2,717       (646)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................    (192)     (319)      585      (422)   (1,205)   (42,359)
Units redeemed on death benefits.......     (15)      (10)       (8)      (31)       (3)        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     595       243     1,353     2,879    12,634      5,801
Units outstanding, beginning of year...   7,873     7,630     6,277    30,117    17,483     11,682
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   8,468     7,873     7,630    32,996    30,117     17,483
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................   2,306       754        13     6,107     2,379         27
Units redeemed on cost of insurance....    (556)     (195)       (3)     (779)     (277)       (22)
Units redeemed on surrenders...........     (79)       (9)       --      (117)       (4)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     523       787        56     6,088     3,753        427
Units issued (redeemed) on transfers
  between
  Investment Divisions.................     (25)       30         4    (3,122)   (3,052)      (164)
Units redeemed on death benefits.......      (2)       (1)       --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............   2,167     1,366        70     8,177     2,799        268
Units outstanding, beginning of year...   1,436        70        --     3,067       268         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   3,603     1,436        70    11,244     3,067        268
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      --        --        --       176        --         --
Units redeemed on cost of insurance....      --        --        --       (30)       --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      --        --        --     1,437        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       7        --        --    (1,066)       --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............       7        --        --       517        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........       7        --        --       517        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                        MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   HIGH YIELD                   INTERNATIONAL
            CONVERTIBLE                   GOVERNMENT                  CORPORATE BOND                    EQUITY
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001(C)    2000     1999(A)   2001(C)    2000     1999(A)   2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
    -----------------------------------------------------------------------------------------------------------------
         99        72       59        223        68       77        424       476      524         98        92       102
        (29)      (23)     (19)       (28)      (27)     (25)      (178)     (171)    (166)       (38)      (34)      (32)
         (9)       (4)      (6)       (27)       (8)     (10)       (81)      (62)     (59)       (16)      (13)      (10)
         20         7       (3)        --         4       (5)       (36)      (12)     (37)        (7)       (1)      (17)
         59        53       15         76       (22)     (22)        32       (74)      31        (28)       18        25
         (1)       --       --         --        (1)      --         (8)      (12)      (1)        (2)       --        (6)
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        139       105       46        244        14       15        153       145      292          7        62        62
        295       190      144        284       270      255      1,726     1,581    1,289        405       343       281
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        434       295      190        528       284      270      1,879     1,726    1,581        412       405       343
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
        339        93        1         62         6       --        241        74        1         64        29        --
        (87)      (25)      --        (14)       (2)      --        (57)      (17)      --        (15)       (6)       --
        (14)       (1)      --         (1)       --       --        (10)       (1)      --         (1)       --        --
        159       160        3         96         6        1        214        82        8         12        22         1
         22         4        3         32         2       --        (18)       (3)      --         --        23        --
         --        (1)      --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        419       230        7        175        12        1        370       135        9         60        68         1
        237         7       --         13         1       --        144         9       --         69         1        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        656       237        7        188        13        1        514       144        9        129        69         1
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
         --        --       --         --        --       --          1        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
          5        --       --         --        --       --         22        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
          5        --       --         --        --       --         23        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
          5        --       --         --        --       --         23        --       --         --        --        --
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                 MAINSTAY VP                   MAINSTAY VP
                                                TOTAL RETURN                      VALUE
                                         ---------------------------   ---------------------------
                                         2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity......      --        --        --        --        --         --
Units issued on payments received from
  policyowners.........................     487       432       513       419       480        556
Units redeemed on cost of insurance....    (204)     (190)     (178)     (173)     (171)      (173)
Units redeemed on surrenders...........     (95)      (88)      (75)      (83)      (78)       (58)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (48)      (21)      (61)      (53)      (12)       (39)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................     (35)      (74)       86       110      (117)       (14)
Units redeemed on death benefits.......      (3)       (4)       (1)       (3)       (2)        (7)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     102        55       284       217       100        265
Units outstanding, beginning of year...   2,095     2,040     1,756     1,678     1,578      1,313
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   2,197     2,095     2,040     1,895     1,678      1,578
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................     380        97         1       236        43          2
Units redeemed on cost of insurance....     (90)      (24)       --       (54)      (12)        --
Units redeemed on surrenders...........     (13)       (1)       --        (2)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     172       118         8       199        28          6
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      24         1        --        41         7         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     473       191         9       420        65          8
Units outstanding, beginning of year...     200         9        --        73         8         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........     673       200         9       493        73          8
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      --        --        --        --        --         --
Units redeemed on cost of insurance....      --        --        --        --        --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      --        --        --         5        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      --        --        --        24        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      --        --        --        29        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      --        --        --        29        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                              MAINSTAY VP   MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP            SMALL CAP      EQUITY
               BOND                      GROWTH EQUITY                INDEXED EQUITY            GROWTH        INCOME
    ---------------------------   ---------------------------   ---------------------------   -----------   -----------
    2001(c)    2000     1999(a)   2001(c)    2000     1999(a)   2001(c)    2000     1999(a)     2001(d)       2001(d)
    -----------------------------------------------------------------------------------------------------------------
         --        --       --         --        --       --         --        --       --          500           500
        115       143      157        567       504      558      1,211     1,113    1,172            4             8
        (54)      (53)     (50)      (210)     (193)    (182)      (420)     (394)    (356)          (1)           (1)
        (37)      (24)     (20)      (125)      (76)     (70)      (160)     (151)    (108)          --            --
        (13)       --      (11)       (43)       (3)     (50)       (43)       21     (101)          --             4
        164        (8)      21        (49)       33      142          9      (152)     273           33            59
         --        --       --         (3)       (1)      (2)        (5)       (6)      (2)          --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        175        58       97        137       264      396        592       431      878          536           570
        578       520      423      2,211     1,947    1,551      3,800     3,369    2,491           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        753       578      520      2,348     2,211    1,947      4,392     3,800    3,369          536           570
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======
        112        15       --        890       311        5      1,841       713       80           12            37
        (24)       (5)      --       (211)      (79)      (1)      (435)     (182)      (4)          (2)           (4)
         (4)       --       --        (31)       (5)      --        (61)       (8)      --           --            --
         94        29        1        310       345       22        562       635       97           17            37
         92        15       --         13        31       --        (36)       40        3           13            27
         --        --       --         (1)       (1)      --         (3)       (1)      --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        270        54        1        970       602       26      1,868     1,197      176           40            97
         55         1       --        628        26       --      1,373       176       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        325        55        1      1,598       628       26      3,241     1,373      176           40            97
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======
         --        --       --         --        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
          1        --       --         73        --       --         --        --       --           --            --
         --        --       --        (55)       --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
          1        --       --         18        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
          1        --       --         18        --       --         --        --       --           --            --
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======

--------------------------------------------------------------------------------


                                         MAINSTAY VP   MAINSTAY VP           MAINSTAY VP
                                           MID CAP       MID CAP          AMERICAN CENTURY
                                           GROWTH         CORE             INCOME & GROWTH
                                         -----------   -----------   ---------------------------
                                           2001(d)       2001(d)     2001(c)   2000(b)   1999(a)
                                         -------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity......        500           500         --        --         --
Units issued on payments received from
  policyowners.........................          4             1         12         3         --
Units redeemed on cost of insurance....         --            --         (3)       --         --
Units redeemed on surrenders...........         --            --         --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             7          3         2         --
Units issued (redeemed) on transfers
  between Investment Divisions.........         14             7         24        35         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............        518           515         36        40         --
Units outstanding, beginning of year...         --            --         40        --         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........        518           515         76        40         --
                                           =======       =======     =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................         11             5        107        43          1
Units redeemed on cost of insurance....         (2)           (1)       (25)      (10)        --
Units redeemed on surrenders...........         --            --         (7)       (2)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         15            10         37        39          2
Units issued (redeemed) on transfers
  between Investment Divisions.........         12             3          4         5         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............         36            17        116        75          3
Units outstanding, beginning of year...         --            --         78         3         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........         36            17        194        78          3
                                           =======       =======     =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................         --            --         --        --         --
Units redeemed on cost of insurance....         --            --         --        --         --
Units redeemed on surrenders...........         --            --         --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --         --        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................         --            --         --        --         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............         --            --         --        --         --
Units outstanding, beginning of year...         --            --         --        --         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........         --            --         --        --         --
                                           =======       =======     =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


            MAINSTAY VP                   MAINSTAY VP                      ALGER
           DREYFUS LARGE                  EAGLE ASSET                    AMERICAN                       CALVERT
              COMPANY                     MANAGEMENT                       SMALL                        SOCIAL
               VALUE                     GROWTH EQUITY                CAPITALIZATION                   BALANCED
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001(c)   2000(b)   1999(a)   2001(c)   2000(b)   1999(a)   2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
    -----------------------------------------------------------------------------------------------------------------
        --        --        --        --        --        --        --        --        --        --        --         --
        22         1        --       104        35        --       422       260       272        24        25         22
        (3)       --        --       (24)       (5)       --      (120)      (86)      (77)       (9)       (9)        (8)
        (2)       --        --       (13)       --        --       (45)      (26)      (13)       (5)       (2)        (2)
        10         3        --         4        18        --       (14)      126       (11)       (2)        2         (1)
        36         3        --        75       165        --        (5)     (262)      379         1         5         20
        --        --        --        --        --        --        (1)       --        (3)       --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        63         7        --       146       213        --       237        12       547         9        21         31
         7        --        --       213        --        --       966       954       407        85        64         33
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        70         7        --       359       213        --     1,203       966       954        94        85         64
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
       108        33         1       445       124        --       560       194         1        47        19         --
       (26)       (8)       --      (114)      (26)       --      (129)      (46)       --       (11)       (4)        --
        (2)       (1)       --       (16)       (1)       --       (40)       (1)       --        (1)       --         --
        49        22         1       137       130        10        79       231         3        21        23          1
        12         3        --         7        14        --       (14)       12         1        --        --         --
        --        --        --        (1)       --        --        --        (1)       --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
       141        49         2       458       241        10       456       389         5        56        38          1
        51         2        --       251        10        --       394         5        --        39         1         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
       192        51         2       709       251        10       850       394         5        95        39          1
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --         2        --        --        --        --        --        --        --         --
        --        --        --        --        --        --         3        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        --        --        --         2        --        --         3        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        --        --        --         2        --        --         3        --        --        --        --         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------


                                                  FIDELITY                      FIDELITY
                                                     VIP                           VIP
                                                CONTRAFUND(R)                 EQUITY-INCOME
                                               (INITIAL CLASS)               (INITIAL CLASS)
                                         ---------------------------   ---------------------------
                                         2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................     815       768       723       297       399        320
Units redeemed on cost of insurance....    (258)     (242)     (207)     (103)     (100)       (95)
Units redeemed on surrenders...........    (114)      (65)      (37)      (48)      (27)       (18)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (38)        4       (41)       (2)        6        (11)
Units issued (redeemed) on transfers
  between Investment Divisions.........     (31)       44       310        39      (155)        71
Units redeemed on death benefits.......      (4)       (2)       (3)       (2)       --         (1)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     370       507       745       181       123        266
Units outstanding, beginning of year...   2,321     1,814     1,069       956       833        567
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   2,691     2,321     1,814     1,137       956        833
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................     924       371         9       269        85          2
Units redeemed on cost of insurance....    (229)      (94)       (2)      (65)      (24)        (1)
Units redeemed on surrenders...........     (41)       (6)       --       (19)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     221       363        33       119       114         20
Units issued (redeemed) on transfers
  between Investment Divisions.........      24        17        --        34         4         --
Units redeemed on death benefits.......      (1)       (3)       --        (1)       --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     898       648        40       337       178         21
Units outstanding, beginning of year...     688        40        --       199        21         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   1,586       688        40       536       199         21
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      (1)       --        --        --        --         --
Units redeemed on cost of insurance....      --        --        --        --        --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....       1        --        --        --        --         --
Units issued (redeemed) on transfers
  between Investment Divisions.........      17        --        --        --        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      17        --        --        --        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      17        --        --        --        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


       FIDELITY                                                                                 JANUS ASPEN
        VIP II           FIDELITY          FIDELITY               JANUS ASPEN                     SERIES
       INDEX 500        VIP GROWTH        VIP MID CAP               SERIES                       WORLDWIDE
    (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)            BALANCED                       GROWTH
    ---------------   ---------------   ---------------   ---------------------------   ---------------------------
         2001              2001              2001         2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
    ---------------------------------------------------------------------------------------------------------------
             --                --                --          544       526       425       886       680        710
             --                --                --         (168)     (168)     (108)     (281)     (239)      (218)
             --                --                --          (77)      (38)      (14)     (101)      (80)       (45)
             --                --                --           15        41        (8)      (20)       20        (37)
             --                --                --          (20)      136       407      (129)      401        300
             --                --                --           (1)       --        --        (3)       (2)        (2)
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --          293       497       702       352       780        708
             --                --                --        1,589     1,092       390     2,790     2,010      1,302
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        1,882     1,589     1,092     3,142     2,790      2,010
        =======           =======           =======       =======   =======   =======   =======   =======   =======
             --                --                --        1,362       546        12     1,799       607          7
             --                --                --         (344)     (143)       (2)     (431)     (153)        (1)
             --                --                --          (52)      (10)       --       (63)       (7)        --
             --                --                --          443       626        64       315       670         39
             --                --                --            9        15         3       (60)       27         --
             --                --                --           (3)       (3)       --        (2)       (1)        --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        1,415     1,031        77     1,558     1,143         45
             --                --                --        1,108        77        --     1,188        45         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        2,523     1,108        77     2,746     1,188         45
        =======           =======           =======       =======   =======   =======   =======   =======   =======
              1                --                 1            2        --        --         1        --         --
             --                --                --           --        --        --        --        --         --
             --                --                --           --        --        --        --        --         --
             --                --                --            5        --        --         1        --         --
              9                15                32            2        --        --         8        --         --
             --                --                --           --        --        --        --        --         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             10                15                33            9        --        --        10        --         --
             --                --                --           --        --        --        --        --         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             10                15                33            9        --        --        10        --         --
        =======           =======           =======       =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------


                                         JANUS ASPEN                        MORGAN STANLEY
                                           SERIES         MFS(R)                  UIF
                                         AGGRESSIVE     INVESTORS          EMERGING MARKETS
                                           GROWTH      TRUST SERIES             EQUITY
                                         -----------   ------------   ---------------------------
                                            2001           2001       2001(c)    2000     1999(a)
                                         --------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................         --            --         244       160        156
Units redeemed on cost of insurance....         --            --         (71)      (56)       (42)
Units redeemed on surrenders...........         --            --         (29)      (18)       (11)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --         (16)      (16)       (14)
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --         (29)      118         72
Units redeemed on death benefits.......         --            --          (1)       --         (2)
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --            --          98       188        159
Units outstanding, beginning of year...         --            --         644       456        297
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --            --         742       644        456
                                           =======       =======      =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................         --            --         237       106          1
Units redeemed on cost of insurance....         --            --         (56)      (26)        --
Units redeemed on surrenders...........         --            --         (14)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --          17        81          3
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --          (1)       (2)        --
Units redeemed on death benefits.......         --            --          --        (1)        --
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --            --         183       157          4
Units outstanding, beginning of year...         --            --         161         4         --
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --            --         344       161          4
                                           =======       =======      =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................         --            --          --        --         --
Units redeemed on cost of insurance....         --            --          --        --         --
Units redeemed on surrenders...........         --            --          --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             6          --        --         --
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --          --        --         --
Units redeemed on death benefits.......         --            --          --        --         --
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --             6          --        --         --
Units outstanding, beginning of year...         --            --          --        --         --
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --             6          --        --         --
                                           =======       =======      =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                      DREYFUS IP      NEUBERGER
              T. ROWE                 TECHNOLOGY      BERMAN AMT
               PRICE                    GROWTH         MID-CAP
           EQUITY INCOME           (INITIAL SERIES)     GROWTH
    ----------------------------   ----------------   ----------
    2001(c)   2000(b)    1999(a)       2001(d)           2001
    ------------------------------------------------------------
        46          1        --              1              --
        (7)        --        --             --              --
        (3)        --        --             --              --
        20          1        --              1              --
       121          3        --             27              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
       177          5        --             29              --
         5         --        --             --              --
    -------   -------    -------       -------         -------
       182          5        --             29              --
    =======   =======    =======       =======         =======
       171         37         1              6              --
       (40)       (10)       --             (1)             --
        (9)        --        --             --              --
       116         29         8              7              --
        47         (1)       --              7              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
       285         55         9             19              --
        64          9        --             --              --
    -------   -------    -------       -------         -------
       349         64         9             19              --
    =======   =======    =======       =======         =======
        --         --        --             --              --
        --         --        --             --              --
        --         --        --             --              --
         2         --        --             --              --
        19         --        --             --              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
        21         --        --             --              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
        21         --        --             --              --
    =======   =======    =======       =======         =======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                                                                      CAPITAL APPRECIATION
                                                       --------------------------------------------------
                                                         2001       2000       1999      1998      1997
                                                       --------------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $185,293   $225,952   $246,982   $63,136   $97,099
Units outstanding..................................       8,468      7,873      7,630     6,277     5,125
Unit value.........................................    $  21.88   $  28.70   $  32.37   $ 25.99   $ 18.95
Total Return.......................................       (23.8)%    (11.3)%     24.5%     37.2%     22.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.6)%

SERIES II POLICIES(B)
Net Assets.........................................    $ 29,631   $ 15,454   $    848   $    --   $    --
Units outstanding..................................       3,603      1,436         70        --        --
Unit value.........................................    $   8.22   $  10.76   $  12.12   $    --   $    --
Total Return.......................................       (23.6)%    (11.2)%     21.2%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.4)%

SERIES III POLICIES
Net Assets.........................................    $     72   $     --   $     --   $    --   $    --
Units outstanding..................................           7         --         --        --        --
Unit value.........................................    $  10.30   $     --   $     --   $    --   $    --
Total Return.......................................         3.0%        --         --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.1%


                                                                       MAINSTAY VP
                                                                       GOVERNMENT
                                                       -------------------------------------------
                                                        2001     2000     1999     1998     1997
                                                       -------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $8,224   $4,168   $3,255   $3,451   $ 1,669
Units outstanding..................................       528      284      270      255       135
Unit value.........................................    $15.57   $14.70   $13.19   $13.52   $ 12.49
Total Return.......................................       5.9%    11.4%    (2.4)%    8.2%      8.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       4.8%

SERIES II POLICIES(B)
Net Assets.........................................    $2,237   $  150   $    9   $   --   $    --
Units outstanding..................................       188       13        1       --        --
Unit value.........................................    $11.91   $11.22   $10.05   $   --   $    --
Total Return.......................................       6.1%    11.6%     0.5%      --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       8.2%

SERIES III POLICIES
Net Assets.........................................    $   --   $   --   $   --   $   --   $    --
Units outstanding..................................        --       --       --       --        --
Unit value.........................................    $   --   $   --   $   --   $   --   $    --
Total Return.......................................        --       --       --       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     MAINSTAY VP                                    MAINSTAY VP
                   CASH MANAGEMENT                                  CONVERTIBLE
    ----------------------------------------------   ------------------------------------------
     2001      2000      1999      1998      1997     2001     2000     1999     1998     1997
    -------------------------------------------------------------------------------------------
    $46,014   $40,729   $22,448   $14,406   $8,151   $6,864   $4,815   $3,291   $1,765   $  882
     32,996    30,117    17,483    11,682    6,904      434      295      190      144       75
    $  1.39   $  1.35   $  1.28   $  1.23   $ 1.18   $15.83   $16.30   $17.28   $12.26   $11.81
        3.0%      5.5%      4.1%      4.2%     4.4%    (2.9)%   (5.7)%   40.9%     3.8%    14.5%
        3.0%                                            3.4%

    $12,365   $ 3,264   $   270   $    --   $   --   $7,252   $2,692   $   83   $   --   $   --
     11,244     3,067       268        --       --      656      237        7       --       --
    $  1.10   $  1.06   $  1.01   $    --   $   --   $11.06   $11.36   $12.02   $   --   $   --
        3.8%      5.0%      1.0%       --       --     (2.6)%   (5.5)%   20.2%      --       --
        2.9%                                            4.7%

    $   523   $    --   $    --   $    --   $   --   $   52   $   --   $   --   $   --   $   --
        517        --        --        --       --        5       --       --       --       --
    $  1.01   $    --   $    --   $    --   $   --   $10.28   $   --   $   --   $   --   $   --
        1.0%       --        --        --       --      2.8%      --       --       --       --
        1.1%                                            4.9%

                      MAINSTAY VP                                    MAINSTAY VP
                      HIGH YIELD                                    INTERNATIONAL
                    CORPORATE BOND                                      EQUITY
    -----------------------------------------------   ------------------------------------------
     2001      2000      1999      1998      1997      2001     2000     1999     1998     1997
    --------------------------------------------------------------------------------------------
    $29,909   $26,361   $25,846   $18,803   $12,253   $5,424   $6,250   $6,511   $4,189   $3,151
      1,879     1,726     1,581     1,289       857      412      405      343      281      258
    $ 15.92   $ 15.28   $ 16.35   $ 14.58   $ 14.31   $13.18   $15.44   $18.97   $14.92   $12.20
        4.2%     (6.5)%    12.1%      1.9%     12.2%   (14.6)%  (18.6)%   27.1%   (22.3)%    4.4%
       11.3%                                             0.6%

    $ 5,199   $ 1,398   $    90   $    --   $    --   $1,038   $  650   $   14   $   --   $   --
        514       144         9        --        --      129       69        1       --       --
    $ 10.12   $  9.70   $ 10.36   $    --   $    --   $ 8.06   $ 9.42   $11.56   $   --   $   --
        4.3%     (6.4)%     3.6%       --        --    (14.4)%  (18.5)%   15.6%      --       --
       15.5%                                             1.0%

    $   234   $    --   $    --   $    --   $    --   $   --   $   --   $   --   $   --   $   --
         23        --        --        --        --       --       --       --       --       --
    $ 10.06   $    --   $    --   $    --   $    --   $   --   $   --   $   --   $   --   $   --
        0.6%       --        --        --        --       --       --       --       --       --
       42.3%                                              --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       MAINSTAY VP
                                                                      TOTAL RETURN
                                                     -----------------------------------------------
                                                      2001      2000      1999      1998      1997
                                                     -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................  $43,693   $46,997   $48,176   $35,685   $24,528
Units outstanding..................................    2,197     2,095     2,040     1,756     1,524
Unit value.........................................  $ 19.89   $ 22.43   $ 23.62   $ 20.32   $ 16.10
Total Return.......................................    (11.3)%    (5.0)%    16.2%     26.2%     17.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.9%

SERIES II POLICIES(B)
Net Assets.........................................  $ 6,514   $ 2,178   $   102   $    --   $    --
Units outstanding..................................      673       200         9        --        --
Unit value.........................................  $  9.68   $ 10.89   $ 11.44   $    --   $    --
Total Return.......................................    (11.1)%    (4.8)%    14.4%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      3.5%

SERIES III POLICIES
Net Assets.........................................  $    --   $    --   $    --   $    --   $    --
Units outstanding..................................       --        --        --        --        --
Unit value.........................................  $    --   $    --   $    --   $    --   $    --
Total Return.......................................       --        --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       --


                                                                         MAINSTAY VP
                                                                        GROWTH EQUITY
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $60,962   $69,704   $63,942   $39,473   $22,244
Units outstanding..................................      2,348     2,211     1,947     1,551     1,099
Unit value.........................................    $ 25.96   $ 31.53   $ 32.85   $ 25.45   $ 20.25
Total Return.......................................      (17.7)%    (4.0)%    29.1%     25.7%     25.9%
Ratio of Net Investment Income to Average Net
  Assets...........................................         --

SERIES II POLICIES(B)
Net Assets.........................................    $15,533   $ 7,403   $   322   $    --   $    --
Units outstanding..................................      1,598       628        26        --        --
Unit value.........................................    $  9.72   $ 11.78   $ 12.25   $    --   $    --
Total Return.......................................      (17.5)%    (3.8)%    22.5%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%

SERIES III POLICIES
Net Assets.........................................    $   178   $    --   $    --   $    --   $    --
Units outstanding..................................         18        --        --        --        --
Unit value.........................................    $  9.65   $    --   $    --   $    --   $    --
Total Return.......................................       (3.5)%      --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.7%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                       MAINSTAY VP                                       MAINSTAY VP
                          VALUE                                             BOND
    --------------------------------------------------   -------------------------------------------
      2001       2000       1999      1998      1997      2001      2000     1999     1998     1997
    ------------------------------------------------------------------------------------------------
    $ 37,813   $ 33,582   $ 28,171   $21,694   $15,990   $12,184   $8,626   $7,108   $5,916   $4,262
       1,895      1,678      1,578     1,313       921       753      578      520      423      330
    $  19.95   $  20.01   $  17.85   $ 16.52   $ 17.35   $ 16.18   $14.91   $13.68   $13.99   $12.91
        (0.3)%     12.1%       8.1%     (4.8)%    22.0%      8.5%     9.0%    (2.2)%    8.4%     8.9%
         0.8%                                                4.7%

    $  5,849   $    870   $     89   $    --   $    --   $ 3,868   $  597   $   89   $   --   $   --
         493         73          8        --        --       325       55        1       --       --
    $  11.86   $  11.87   $  10.57   $    --   $    --   $ 11.89   $10.94   $10.01   $   --   $   --
        (0.1)%     12.3%       5.7%       --        --       8.7%     9.3%     0.1%      --       --
         2.2%                                                9.1%

    $    296   $     --   $     --   $    --   $    --   $     7   $   --   $   --   $   --   $   --
          29         --         --        --        --         1       --       --       --       --
    $  10.05   $     --   $     --   $    --   $    --   $ 10.04   $   --   $   --   $   --   $   --
         0.5%        --         --        --        --       0.4%      --       --       --       --
         3.4%                                                9.0%

                                                         MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                       MAINSTAY VP                        SMALL CAP      EQUITY        MID CAP
                      INDEXED EQUITY                       GROWTH        INCOME        GROWTH
    --------------------------------------------------   -----------   -----------   -----------
      2001       2000       1999      1998      1997        2001          2001          2001
    --------------------------------------------------------------------------------------------
    $121,766   $120,772   $118,869   $73,315   $30,800     $5,104        $5,620        $4,730
       4,392      3,800      3,369     2,491     1,335        536           570           518
    $  27.73   $  31.77   $  35.28   $ 29.44   $ 23.07     $ 9.51        $ 9.86        $ 9.12
       (12.7)%     (9.9)%     19.8%     27.6%     31.9%      (4.9)%        (1.4)%        (8.8)%
         0.4%                                                (0.7)%         0.4%         (0.7)%

    $ 29,324   $ 14,201   $  2,016   $    --   $    --     $  385        $  962        $  344
       3,241      1,373        176        --        --         40            97            36
    $   9.05   $  10.35   $  11.47   $    --   $    --     $ 9.73        $ 9.87        $ 9.46
       (12.6)%     (9.8)%     14.7%       --        --       (2.7)%        (1.3)%        (5.4)%
         0.9%                                                (0.5)%         2.5%         (0.5)%

    $     --   $     --   $     --   $    --   $    --     $   --        $   --        $   --
          --         --         --        --        --         --            --            --
    $     --   $     --   $     --   $    --   $    --     $   --        $   --        $   --
          --         --         --        --        --         --            --            --
          --                                                   --            --            --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                       MAINSTAY VP         MAINSTAY VP
                                                         MID CAP         AMERICAN CENTURY
                                                          CORE           INCOME & GROWTH
                                                       -----------   ------------------------
                                                          2001        2001     2000     1999
                                                       --------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................      $4,832      $  652   $  377   $   --
Units outstanding..................................         515          76       40       --
Unit value.........................................      $ 9.38      $ 8.54   $ 9.40   $   --
Total Return.......................................        (6.2)%      (9.1)%   (6.0)%     --
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.4)%       0.3%

SERIES II POLICIES(B)
Net Assets.........................................      $  160      $1,716   $  761   $   36
Units outstanding..................................          17         194       78        3
Unit value.........................................      $ 9.45      $ 8.84   $ 9.71   $10.93
Total Return.......................................        (5.5)%      (9.0)%  (11.2)%    9.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.5%        0.7%

SERIES III POLICIES
Net Assets.........................................      $   --      $   --   $   --   $   --
Units outstanding..................................          --          --       --       --
Unit value.........................................      $   --      $   --   $   --   $   --
Total Return.......................................          --          --       --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --          --


                                                                        CALVERT
                                                                    SOCIAL BALANCED
                                                       ------------------------------------------
                                                        2001     2000     1999     1998     1997
                                                       ------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $1,275   $1,248   $  983   $  450   $  174
Units outstanding..................................        94       85       64       33       15
Unit value.........................................    $13.58   $14.70   $15.28   $13.71   $11.88
Total Return.......................................      (7.6)%   (3.8)%   11.5%    15.4%    19.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       3.2%

SERIES II POLICIES(B)
Net Assets.........................................    $  914   $  400   $    8   $   --   $   --
Units outstanding..................................        95       39        1       --       --
Unit value.........................................    $ 9.57   $10.33   $10.72   $   --   $   --
Total Return.......................................      (7.4)%   (3.6)%    7.2%      --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................       5.3%

SERIES III POLICIES
Net Assets.........................................    $   --   $   --   $   --   $   --   $   --
Units outstanding..................................        --       --       --       --       --
Unit value.........................................    $   --   $   --   $   --   $   --   $   --
Total Return.......................................        --       --       --       --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                          MAINSTAY VP
            MAINSTAY VP                   EAGLE ASSET
           DREYFUS LARGE                  MANAGEMENT                            ALGER AMERICAN
           COMPANY VALUE                 GROWTH EQUITY                       SMALL CAPITALIZATION
    ---------------------------   ---------------------------   -----------------------------------------------
     2001      2000      1999      2001      2000      1999      2001      2000      1999      1998      1997
    -----------------------------------------------------------------------------------------------------------
    $   691   $    72   $    --   $ 2,750   $ 1,967   $    --   $10,628   $12,193   $16,661   $ 4,993   $ 1,928
         70         7        --       359       213        --     1,203       966       954       407       180
    $  9.82   $ 10.36   $    --   $  7.67   $  9.25   $    --   $  8.83   $ 12.62   $ 17.46   $ 12.26   $ 10.69
       (5.2)%     3.6%       --     (17.1)%    (7.5)%      --     (30.0)%   (27.7)%    42.4%     14.7%     10.7%
        0.5%                         (0.7)%                        (0.7)%

    $ 2,001   $   560   $    21   $ 7,326   $ 3,130   $   136   $ 5,640   $ 3,724   $    62   $    --   $    --
        192        51         2       709       251        10       850       394         5        --        --
    $ 10.42   $ 10.96   $ 10.34   $ 10.34   $ 12.45   $ 13.90   $  6.64   $  9.46   $ 13.06   $    --   $    --
       (4.9)%     6.0%      3.4%    (16.9)%   (10.4)%    39.0%    (29.8)%   (27.6)%    30.6%       --        --
        0.6%                         (0.5)%                        (0.5)%

    $    --   $    --   $    --   $    21   $    --   $    --   $    28   $    --   $    --   $    --   $    --
         --        --        --         2        --        --         3        --        --        --        --
    $    --   $    --   $    --   $ 10.11   $    --   $    --   $ 10.31   $    --   $    --   $    --   $    --
         --        --        --       1.1%       --        --       3.1%       --        --        --        --
         --                            --                            --


              FIDELITY VIP CONTRAFUND(R)                        FIDELITY VIP EQUITY-INCOME
                    (INITIAL CLASS)                                   (INITIAL CLASS)
    -----------------------------------------------   -----------------------------------------------
     2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
    -------------------------------------------------------------------------------------------------
    $44,376   $43,916   $37,009   $17,687   $ 5,739   $17,855   $15,911   $12,869   $ 8,306   $ 2,351
      2,691     2,321     1,814     1,069       448     1,137       956       833       567       178
    $ 16.49   $ 18.92   $ 20.41   $ 16.54   $ 12.81   $ 15.71   $ 16.64   $ 15.46   $ 14.64   $ 13.21
      (12.8)%    (7.3)%    23.4%     29.1%     23.3%     (5.6)%     7.6%      5.6%     10.8%     27.3%
        0.1%                                              0.8%

    $15,235   $ 7,568   $   471   $    --   $    --   $ 5,786   $ 2,272   $   226   $    --   $    --
      1,586       688        40        --        --       536       199        21        --        --
    $  9.61   $ 11.00   $ 11.84   $    --   $    --   $ 10.79   $ 11.41   $ 10.58   $    --   $    --
      (12.6)%    (7.1)%    18.4%       --        --      (5.4)%     7.8%      5.8%       --        --
         --                                               0.6%

    $   168   $    --   $    --   $    --   $    --   $     1   $    --   $    --   $    --   $    --
         17        --        --        --        --        --        --        --        --        --
    $  9.86   $    --   $    --   $    --   $    --   $ 10.32   $    --   $    --   $    --   $    --
       (1.4)%      --        --        --        --       3.2%       --        --        --        --
         --                                                --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                       Fidelity VIP II    Fidelity VIP      Fidelity VIP
                                                          Index 500          Growth            Mid Cap
                                                       (Initial Class)   (Initial Class)   (Initial Class)
                                                       ---------------   ---------------   ---------------
                                                            2001              2001              2001
                                                       ---------------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................        $   --            $   --            $   --
Units outstanding..................................            --                --                --
Unit value.........................................        $   --            $   --            $   --
Total Return.......................................            --                --                --
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

SERIES II POLICIES(B)
Net Assets.........................................        $   --            $   --            $   --
Units outstanding..................................            --                --                --
Unit value.........................................        $   --            $   --            $   --
Total Return.......................................            --                --                --
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

SERIES III POLICIES
Net Assets.........................................        $  102            $  150            $  344
Units outstanding..................................            10                15                33
Unit value.........................................        $ 9.76            $ 9.75            $10.31
Total Return.......................................          (2.4)%            (2.5)%             3.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

                                                                       MORGAN STANLEY
                                                                             UIF
                                                                   EMERGING MARKETS EQUITY
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $6,070    $5,669    $6,651    $2,232    $1,686
Units outstanding..................................       742       644       456       297       169
Unit value.........................................    $ 8.18    $ 8.81    $14.59    $ 7.51    $ 9.97
Total Return.......................................      (7.2)%   (39.6)%    94.3%    (24.7)%    (0.4)%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.7)%

SERIES II POLICIES(B)
Net Assets.........................................    $2,877    $1,451    $   58    $   --    $   --
Units outstanding..................................       344       161         4        --        --
Unit value.........................................    $ 8.36    $ 8.99    $14.86    $   --    $   --
Total Return.......................................      (7.0)%   (39.5)%    48.6%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.5)%

SERIES III POLICIES
Net Assets.........................................    $   --    $   --    $   --    $   --    $   --
Units outstanding..................................        --        --        --        --        --
Unit value.........................................    $   --    $   --    $   --    $   --    $   --
Total Return.......................................        --        --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                                        JANUS ASPEN    MFS(R)
                                                                                                          SERIES      INVESTORS
                      JANUS ASPEN                                       JANUS ASPEN                     AGGRESSIVE      TRUST
                    SERIES BALANCED                               SERIES WORLDWIDE GROWTH                 GROWTH       SERIES
    -----------------------------------------------   -----------------------------------------------   -----------   ---------
     2001      2000      1999      1998      1997      2001      2000      1999      1998      1997        2001         2001
    ---------------------------------------------------------------------------------------------------------------------------
    $35,709   $31,845   $22,549   $ 6,397   $ 1,496   $52,870   $60,953   $52,432   $20,792   $ 7,760     $    --      $    --
      1,882     1,589     1,092       390       122     3,142     2,790     2,010     1,302       622          --           --
    $ 18.98   $ 20.04   $ 20.66   $ 16.41   $ 12.31   $ 16.82   $ 21.84   $ 26.09   $ 15.97   $ 12.48     $    --      $    --
       (5.3)%    (3.0)%    25.9%     33.3%     21.3%    (23.0)%   (16.3)%    63.4%     28.0%     21.3%         --           --
        2.0%                                             (0.2)%                                                --           --

    $26,919   $12,464   $   887   $    --   $    --   $25,080   $14,062   $   629   $    --   $    --     $    --      $    --
      2,523     1,108        77        --        --     2,746     1,188        45        --        --          --           --
    $ 10.67   $ 11.25   $ 11.57   $    --   $    --   $  9.13   $ 11.84   $ 14.11   $    --   $    --     $    --      $    --
       (5.2)%    (2.8)%    15.7%       --        --     (22.9)%   (16.1)%    41.1%       --        --          --           --
        2.6%                                              0.1%                                                 --           --

    $    86   $    --   $    --   $    --   $    --   $   104   $    --   $    --   $    --   $    --     $     1      $    61
          9        --        --        --        --        10        --        --        --        --          --            6
    $ 10.04   $    --   $    --   $    --   $    --   $ 10.24   $    --   $    --   $    --   $    --     $ 10.69      $  9.97
        0.4%       --        --        --        --       2.4%       --        --        --        --         6.9%        (0.3)%
        1.8%                                              0.4%                                                 --           --

                                     Dreyfus IP
                                     Technology
           T. Rowe Price               Growth        Neuberger Berman AMT
           Equity Income          (Initial Shares)      Mid-Cap Growth
    ---------------------------   ----------------   --------------------
     2001      2000      1999           2001                 2001
    ---------------------------------------------------------------------
    $ 2,013   $    51   $    --       $   279              $    --
        182         5        --            29                   --
    $ 11.09   $ 11.01   $    --       $  9.77              $    --
        0.7%     10.1%       --          (2.3)%                 --
        1.1%                             (0.7)%                 --

    $ 3,893   $   713   $    85       $   191              $    --
        349        64         9            19                   --
    $ 11.16   $ 11.06   $  9.83       $ 10.08              $    --
        0.9%     12.5%     (1.7)%         0.8%                  --
        1.2%                             (0.5)%                 --

    $   207   $    --   $    --       $     5              $     4
         21        --        --            --                   --
    $  9.96   $    --   $    --       $ 12.59              $ 11.52
       (0.4)%      --        --          25.9%                15.2%
        1.4%                               --                   --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Growth (Initial Class), Fidelity VIP Mid Cap (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Janus Aspen Series Aggressive Growth, MFS(R) Investors Trust Series (formerly "MFS(R) Growth With Income Series"), Morgan Stanley UIF Emerging Markets Equity (formerly "Morgan Stanley Dean Witter Emerging Markets Equity"),
T. Rowe Price Equity Income, Dreyfus IP Technology Growth (Initial Series) and Neuberger Berman AMT Mid-Cap Growth Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2001       2000
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $19,657    $14,993
  Held to maturity, at amortized cost                              --        627
Equity securities                                                  95        126
Mortgage loans                                                  2,138      1,993
Policy loans                                                      575        544
Other investments                                                 917        260
                                                              -------    -------
     Total investments                                         23,382     18,543

Cash and cash equivalents                                         790        767
Deferred policy acquisition costs                               1,887      1,660
Other assets                                                      518        439
Separate account assets                                        10,418     10,981
                                                              -------    -------
     Total assets                                             $36,995    $32,390
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $20,949    $17,450
Future policy benefits                                            678        492
Policy claims                                                     107         73
Deferred taxes                                                    187         87
Other liabilities                                               1,990      1,151
Separate account liabilities                                   10,339     10,942
                                                              -------    -------
     Total liabilities                                         34,250     30,195
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        780        480
Accumulated other comprehensive income (loss)                     104        (31)
Retained earnings                                               1,836      1,721
                                                              -------    -------
     Total stockholder's equity                                 2,745      2,195
                                                              -------    -------
     Total liabilities and stockholder's equity               $36,995    $32,390
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  235    $  144    $   79
  Annuity and universal life fees                                509       530       442
  Net investment income                                        1,452     1,315     1,180
  Net investment gains (losses)                                  (50)      (39)       12
  Other income                                                     9        10        18
                                                              ------    ------    ------
     Total revenues                                            2,155     1,960     1,731
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,133       971       858
  Policyholder benefits                                          354       330       182
  Operating expenses                                             536       503       402
                                                              ------    ------    ------
     Total expenses                                            2,023     1,804     1,442
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        132       156       289
Income tax expense                                                31        53       113
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      101       103       176
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            14
                                                              ------    ------    ------
NET INCOME                                                    $  115    $  103    $  176
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 1999                      $25         $480        $1,442         $ 201           $2,148
Comprehensive loss:
  Net Income                                                               176                            176
     Other comprehensive loss, net of tax:
       Unrealized investment losses, net of
          related offsets, reclassification
          adjustments and income taxes                                                  (392)            (392)
                                                                                                       ------
Total comprehensive loss                                                                                 (216)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 1999                     25          480         1,618          (191)           1,932
Comprehensive income:
  Net income                                                               103                            103
  Other comprehensive income, net of tax:
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                    $25         $780        $1,836         $ 104           $2,745
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2001        2000       1999
                                                              --------    --------    -------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    115    $    103    $   176
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (36)        (21)        (3)
     Net capitalization of deferred policy acquisition costs      (380)       (304)      (298)
     Annuity and universal life fees                              (227)       (233)      (215)
     Interest credited to policyholders' account balances        1,133         971        858
     Net realized investment losses (gains)                         50          39        (13)
     Deferred income taxes                                          21          54         57
     Cumulative effect of a change in accounting principle         (14)         --         --
     (Increase) decrease in:
       Net separate accounts (assets) liabilities                  (35)         22          1
       Other assets and other liabilities                           98         (64)       (92)
     Increase in:
       Policy claims                                                34           4          9
       Future policy benefits                                      186         147         41
                                                              --------    --------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                945         718        521
                                                              --------    --------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                28,757       8,161      3,981
     Maturity of available for sale fixed maturities             1,902       1,497      1,505
     Maturity of held to maturity fixed maturities                  --          73        121
     Sale of equity securities                                     109          74        170
     Repayment of mortgage loans                                   322         354        227
     Sale of other investments                                      58          65         62
  Cost of:
     Available for sale fixed maturities acquired              (33,811)    (11,031)    (6,679)
     Held to maturity fixed maturities acquired                     --         (17)       (75)
     Equity securities acquired                                   (112)       (113)      (152)
     Mortgage loans acquired                                      (469)       (439)      (451)
     Other investments acquired                                   (715)       (216)       (13)
  Policy loans (net)                                               (32)        (33)       (21)
  Increase (decrease) in loaned securities                          23         422       (222)
  Securities sold under agreements to repurchase (net)             153        (488)       480
                                                              --------    --------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,815)     (1,691)    (1,067)
                                                              --------    --------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    4,525       2,000      2,016
     Withdrawals                                                (1,396)     (1,026)    (1,154)
     Net transfers from (to) the separate accounts                (536)       (318)      (181)
  Capital contribution received from parent                        300          --         --
                                                              --------    --------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              2,893         656        681
                                                              --------    --------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (3)         4
                                                              --------    --------    -------
Net increase (decrease) in cash and cash equivalents                23        (320)       139
                                                              --------    --------    -------
Cash and cash equivalents, beginning of year                       767       1,087        948
                                                              --------    --------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    790    $    767    $ 1,087
                                                              ========    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2001, 2000 AND 1999

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force and the agency force of Taiwan. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

     Equity securities are carried at fair value with related unrealized gains and losses reflected in other comprehensive income, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets.

     Mortgage loans on real estate are carried at unpaid principal balances, net of valuation allowances, and are secured. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral.

     Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, which are carried on the equity method of accounting.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments are accounted for at fair market value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax for current and prior years.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2001 and 2000, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2001                       2000
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   628      $   639       $   712      $   710
Due after one year through five years                   3,736        3,838         2,915        2,906
Due after five years through ten years                  5,060        5,088         2,464        2,408
Due after ten years                                     3,267        3,277         2,841        2,707
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,047        1,085           956          990
  Other mortgage-backed securities                      4,337        4,415         4,153        4,225
  Other asset-backed securities                         1,307        1,315         1,033        1,047
                                                      -------      -------       -------      -------
     Total Available for Sale                         $19,382      $19,657       $15,074      $14,993
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)


                                                                                         2000
                                                                                -----------------------
                                                                                AMORTIZED    ESTIMATED
HELD TO MATURITY                                                                  COST       FAIR VALUE
----------------                                                                ---------    ----------
Due in one year or less                                                           $ 49          $ 49
Due after one year through five years                                              213           298
Due after five years through ten years                                             171           170
Due after ten years                                                                179           179
Asset-backed securities                                                             15            15
                                                                                  ----          ----
     Total Held to Maturity                                                       $627          $711
                                                                                  ====          ====

     At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                            2001
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                        274          20            --            294
Foreign Governments                                       110           3             1            112
Corporate                                              12,581         380           231         12,730
Other mortgage-backed securities                        4,337         100            22          4,415
Other asset-backed securities                           1,307          30            22          1,315
                                                      -------        ----          ----        -------
     Total Available for Sale                         $19,382        $555          $280        $19,657
                                                      =======        ====          ====        =======

                                                                            2000
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                        221          12             1            232
Foreign Governments                                        51           1            --             52
Corporate                                               8,881         146           348          8,679
Other mortgage-backed securities                        4,153          88            16          4,225
Other asset-backed securities                           1,033          24            10          1,047
                                                      -------        ----          ----        -------
     Total Available for Sale                         $15,074        $295          $376        $14,993
                                                      =======        ====          ====        =======
HELD TO MATURITY
Corporate                                             $   612        $ 92          $  8        $   696
Other                                                      15          --            --             15
                                                      -------        ----          ----        -------
     Total Held to Maturity                           $   627        $ 92          $  8        $   711
                                                      =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2001    $103       $ 6           $14           $ 95
  2000    $124       $14           $12           $126

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2001 and 2000 is estimated to be $2,227 million and $2,046 million, respectively. Fair market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2001 and 2000, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $27 million and $54 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at both December 31, 2001 and 2000. There were no specific provisions for losses as of December 31, 2001 and 2000.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2001 and 2000, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2001        2000
                                                 --------    --------
Property Type:
  Office buildings                                $  776      $  809
  Retail                                             394         396
  Apartments                                         194         167
  Residential                                        494         369
  Other                                              280         252
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======
Geographic Region:
  Central                                         $  573      $  565
  Pacific                                            329         268
  Middle Atlantic                                    469         469
  South Atlantic                                     528         512
  New England                                        170         145
  Other                                               69          34
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======

OTHER INVESTMENTS

     Other investments consist primarily of an investment in a limited liability company, limited partnership interests in real estate, as well as directly owned investments in real estate. The components of other investments as of December 31, 2001 and 2000 were as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Limited liability company                                     $873    $185
Limited partnerships                                            22      38
Real estate                                                     18      34
Other                                                            4       3
                                                              ----    ----
     Total other investments                                  $917    $260
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS -- (CONTINUED)

     Accumulated depreciation on real estate at December 31, 2001 and 2000, was $5 million and $8 million, respectively. Depreciation expense totaled $1 million in 2001, $1 million in 2000 and $3 million in 1999.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $14 million and $13 million at December 31, 2001 and 2000, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2001, 2000 and 1999, are as follows (in millions):

                                                 2001      2000      1999
                                                ------    ------    ------
Fixed maturities                                $1,238    $1,121    $1,013
Equity securities                                    6         7        10
Mortgage loans                                     155       147       134
Policy loans                                        47        46        41
Other investments                                   45        26        33
                                                ------    ------    ------
  Gross investment income                        1,491     1,347     1,231
Investment expenses                                (39)      (32)      (51)
                                                ------    ------    ------
     Net investment income                      $1,452    $1,315    $1,180
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2001, 2000 and 1999, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                2001                           2000                           1999
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                      $163               $(217)      $ 80               $(157)      $ 64                $(87)
Equity securities                       11                  (9)        17                  (7)        34                  (8)
Mortgage loans                          --                  (1)         8                  (1)         4                  --
Derivative instruments                   1                  (7)        --                  --         --                  --
Other investments                       10                  (1)        25                  (4)         7                  (2)
                                      ----               -----       ----               -----       ----                ----
     Subtotal                         $185               $(235)      $130               $(169)      $109                $(97)
                                      ====               =====       ====               =====       ====                ====
Total net investment gains (losses)             $(50)                          $(39)                          $12
                                                ====                           ====                           ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, 2001, 2000 and 1999 are as follows (in millions):

                                                             2001    2000     1999
                                                             ----    -----    -----
Net unrealized investments gains (losses), beginning of the
  year                                                       $(31)   $(191)   $ 201
                                                             ----    -----    -----
Cumulative effect of a change in accounting principle          (2)      --       --
                                                             ----    -----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                      172      220     (612)
     Less: Reclassification adjustments for gains (losses)
       included in net income                                 (64)     (41)       1
                                                             ----    -----    -----
     Change in net unrealized investment gains (losses),
       net of adjustments                                     236      261     (613)
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                            --       (3)      (7)
     Deferred policy acquisition costs                        (99)     (98)     228
                                                             ----    -----    -----
Change in net unrealized investment gains (losses)            137      160     (392)
                                                             ----    -----    -----
Net unrealized investment gains (losses), end of year        $104    $ (31)   $(191)
                                                             ====    =====    =====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $93 million, $118 million and $(330) million for the years ended December 31, 2001, 2000 and 1999, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax benefit of $34 million, $22 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax benefit of $2 million and $3 million for the years ended December 31, 2000 and 1999, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $(53) million, $(53) million and $122 million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2001 and 2000, was $10,247 million and $7,944 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $67 million and $40 million at December 31, 2001 and 2000, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2001, 2000 and 1999 is as follows (in millions):

                                                              2001      2000      1999
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,630    $1,326    $1,028
Current year additions                                          558       444       372
Amortized during year                                          (179)     (140)      (74)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               2,009     1,630     1,326
Adjustment for unrealized gains (losses) on investments        (122)       30       181
                                                             ------    ------    ------
Balance at end of year                                       $1,887    $1,660    $1,507
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                          2001    2000    1999
                                                          ----    ----    ----
Current:
  Federal before prior years adjustment                   $ 32    $ 15    $ 56
  Prior years adjustment                                   (24)    (18)     (4)
  State and local                                            2       2       4
                                                          ----    ----    ----
                                                            10      (1)     56
                                                          ====    ====    ====
Deferred:
  Federal                                                   21      54      57
                                                          ----    ----    ----
Net income tax expense                                    $ 31    $ 53    $113
                                                          ====    ====    ====

     The components of the net deferred tax liability as of December 31, 2001 and 2000 are as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $358    $303
  Employee and agents benefits                                  57      53
                                                              ----    ----
     Gross deferred tax assets                                 415     356
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            513     406
  Investments                                                   63      13
  Other                                                         26      24
                                                              ----    ----
     Gross deferred tax liabilities                            602     443
                                                              ----    ----
       Net deferred tax liability                             $187    $ 87
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2001, 2000 and 1999:

                                                            2001     2000     1999
                                                           ------    -----    -----
Statutory federal income tax rate                            35.0%    35.0%    35.0%
Current year equity base tax                                 12.5     13.6      5.9
True down of prior year equity base tax                     (20.1)    (9.2)      --
Tax exempt income                                            (4.9)    (4.2)    (1.4)
Other                                                         0.9     (1.2)    (0.4)
                                                           ------    -----    -----
Effective tax rate                                           23.4%    34.0%    39.1%
                                                           ======    =====    =====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This law requires a "tax holiday" related to the Company's equity base tax for the three year period beginning 2001. The Company has accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount will be reflected as an adjustment to current income taxes incurred in 2002.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies. Under the affiliated agreements included in the accompanying Statement of Income are $2 million, $2.3 million and $1.5 million of ceded premiums at December 31, 2001, 2000 and 1999, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include foreign exchange forward contracts, foreign currency options, equity total return swaps, interest rate swaps, commodity swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cashflow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2001, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There are no cashflow hedges of forecasted transactions as of December 31, 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2001 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2001, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $829 million and $755 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The market value of securities

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED)

loaned is monitored on a daily basis with additional collateral obtained as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2001 of $284 million ($132 million at December 31,
2000) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $458 million for the year ended December 31, 2001 ($476 million for 2000 and $393 million for 1999) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $10 million for its share of the net periodic post-retirement benefits expense in 2001 ($7 million and $12 million in 2000 and 1999, respectively) and $(6) million for the post-employment benefits expense in 2001 ($2 million in 2000 and $3 million in 1999) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     For the year ended December 31, 2001, NYLIAC recorded annuity and universal life fees of $8 million from New York Life Investment Management, LLC, a wholly owned subsidiary of New York Life for administration and advisory fees.

     At December 31, 2001 and 2000, NYLIAC had a net liability of $157 million and $111 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 2001, NYLIAC received a capital contribution in the amount of $300 million from its parent company, New York Life.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 NYLIAC sold a Corporate Owned Life (COLI) policy to New York Life for $180 million in premiums. This policy was sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $20 million, $8 million, and $52 million during 2001, 2000 and 1999, respectively.

     Total interest paid was $21 million, $12 million and $30 million during 2001, 2000 and 1999, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)

statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2001 and 2000, statutory stockholder's equity was $1,335 million and $1,098 million, respectively. Statutory net income/(loss) for the years ended December 31, 2001, 2000 and 1999 was $(82.6) million, $0.4 million and $63 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2001, 2000 and 1999.

     As of December 31, 2001, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $530 million. The maximum amount of dividends which may be paid in 2002 without prior approval is $133 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2002

                                   APPENDIX A


                                 ILLUSTRATIONS



     The following illustrations demonstrate how your Policy works. The current and guaranteed values are based on the age, sex, underwriting class, initial Life Insurance Benefit and premium as follows:



     The illustrations are for a Policy issued to a male with preferred underwriting class of issue age 55, with an initial single premium of $10,000 and an initial Face Amount of $25,861. It assumes that 100% of the GSP is allocated to purchase accumulation units.



     The illustrations show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The hypothetical illustration information will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the Policy with other variable life insurance plans.



     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any Policy loans or partial withdrawals were made.



     Tables 1 and 3 reflect all charges under the Policy and assume that the cost of insurance charges are based on our current cost of insurance rates and reflect the deduction of all current charges from the Cash Value. For Series 1, Table 1 reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.50% (on a current basis) of the assets in the Separate Account. For Series 2, Table 3 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.50% (on a current basis) of the Cash Value allocated to the Separate Account.



     Tables 2 and 4 reflect all charges under the Policy, assume that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflect the deduction of all guaranteed maximum charges from the Cash Value. For Series 1, Table 2 reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.80% (on a guaranteed basis) of the assets in the Separate Account. For Series 2, Table 4 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.80% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.



     The illustrative values also reflect total assumed investment advisory fees together with the expenses incurred by the Funds of 0.91% of the average daily net assets of the Funds. This total is based upon (a) 0.55% of average daily net assets, which is an average of the management fees of each Investment Division;
(b) 0.12% of average daily net assets of the Funds which is an average of actual administrative fees for each

Investment Division; and (c) 0.24% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. Please refer to the fee table on pages 12 and 13 of this prospectus for details of the underlying Fund fees.



     For Series 1, taking into account the assumed charges for mortality and expense risks and administrative fees in the Investment Divisions of the Separate Account and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of: - 1.41%, 4.51% and 10.43%, respectively, based on the current charge for mortality and expense risks, and -1.70%, 4.20% and 10.10%, respectively, based on the guaranteed maximum charge for mortality and expense risks.



     For Series 2, taking into account the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of: -0.91%, 5.03% and 10.98%.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policy owner.

     The second column of each illustration shows the amount which would accumulate if an amount equal to the premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting class of the insured for any initial Life Insurance Benefit and premium requested. We will furnish an illustration assuming current Policy charges and current cost of insurance rates and maximum charges and rates.

                                    TABLE 1


               SINGLE PREMIUM VARIABLE UNIVERSAL LIFE (SERIES 1)



                            MALE ISSUE AGE:  55, PREFERRED
                            PLANNED SINGLE PREMIUM:  $10,000
                            INITIAL FACE AMOUNT:  $25,861
                            ASSUMING CURRENT CHARGES



                                         END OF YEAR DEATH BENEFIT(1)             END OF YEAR CASH VALUE(1)
                                          ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID         ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
              PLUS INTEREST AT 5%    -------------------------------------   ------------------------------------
POLICY YEAR    AS OF END OF YEAR       0%             6%             12%      0%             6%             12%
-----------   --------------------   ------         ------         -------   -----         ------         -------
     1               10,000          25,861         25,861          25,861   9,622         10,204          10,785
     2               10,500          25,861         25,861          25,861   9,242         10,405          11,636
     3               11,025          25,861         25,861          25,861   8,866         10,608          12,561
     4               11,576          25,861         25,861          25,861   8,490         10,811          13,568
     5               12,155          25,861         25,861          25,861   8,113         11,014          14,666
     6               12,763          25,861         25,861          25,861   7,736         11,218          15,864
     7               13,401          25,861         25,861          25,861   7,357         11,420          17,172
     8               14,071          25,861         25,861          25,861   6,973         11,622          18,603
     9               14,775          25,861         25,861          25,861   6,584         11,821          20,169
    10               15,513          25,861         25,861          26,697   6,184         12,014          21,883
    11               16,289          25,861         25,861          28,756   5,824         12,312          23,964
    12               17,103          25,861         25,861          31,225   5,442         12,609          26,240
    13               17,959          25,861         25,861          33,899   5,034         12,903          28,728
    14               18,856          25,861         25,861          36,806   4,597         13,193          31,458
    15               19,799          25,861         25,861          39,965   4,129         13,480          34,453
    16               20,789          25,861         25,861          43,388   3,624         13,761          37,729
    17               21,829          25,861         25,861          46,696   3,078         14,036          41,324
    18               22,920          25,861         25,861          50,251   2,485         14,304          45,271
    19               24,066          25,861         25,861          54,073   1,838         14,563          49,609
    20               25,270          25,861         25,861          58,188   1,131         14,812          54,381
    21               26,533          25,861         25,861          62,620     351         15,048          59,638
    22               27,860          25,861         25,861          68,696       0         15,268          65,425
    23               29,253          25,861         25,861          75,353       0         15,468          71,765
    24               30,715          25,861         25,861          82,641       0         15,645          78,706
    25               32,251          25,861         25,861          90,618       0         15,797          86,302
    26               33,864          25,861         25,861          99,393       0         15,915          94,660
    27               35,557          25,861         25,861         109,049       0         15,997         103,857
    28               37,335          25,861         25,861         119,614       0         16,032         113,918
    29               39,201          25,861         25,861         131,222       0         16,012         124,974
    30               41,161          25,861         25,861         143,999       0         15,925         137,142

                         END OF YEAR
                     CASH SURRENDER VALUE
                 ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF
             ------------------------------------
POLICY YEAR   0%             6%             12%
-----------  -----         ------         -------
     1       8,846          9,375           9,905
     2       8,583          9,652          10,836
     3       8,315          9,935          11,861
     4       8,040         10,222          12,968
     5       7,758         10,514          14,166
     6       7,467         10,818          15,464
     7       7,166         11,120          16,872
     8       6,854         11,422          18,403
     9       6,529         11,721          20,069
    10       6,184         12,014          21,883
    11       5,824         12,312          23,964
    12       5,442         12,609          26,240
    13       5,034         12,903          28,728
    14       4,597         13,193          31,458
    15       4,129         13,480          34,453
    16       3,624         13,761          37,729
    17       3,078         14,036          41,324
    18       2,485         14,304          45,271
    19       1,838         14,563          49,609
    20       1,131         14,812          54,381
    21         351         15,048          59,638
    22           0         15,268          65,425
    23           0         15,468          71,765
    24           0         15,645          78,706
    25           0         15,797          86,302
    26           0         15,915          94,660
    27           0         15,997         103,857
    28           0         16,032         113,918
    29           0         16,012         124,974
    30           0         15,925         137,142


------------
(1) Assumes no policy loan or partial withdrawal has been made.

    WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 2


               SINGLE PREMIUM VARIABLE UNIVERSAL LIFE (SERIES 1)



                            MALE ISSUE AGE:  55, PREFERRED
                            PLANNED SINGLE PREMIUM:  $10,000
                            INITIAL FACE AMOUNT:  $25,861
                            ASSUMING GUARANTEED CHARGES



                                         END OF YEAR DEATH BENEFIT(1)             END OF YEAR CASH VALUE(1)
                                          ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID         ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
              PLUS INTEREST AT 5%    -------------------------------------   ------------------------------------
POLICY YEAR    AS OF END OF YEAR       0%             6%             12%      0%             6%             12%
-----------   --------------------   ------         ------         -------   -----         ------         -------
     1               10,000          25,861         25,861          25,861   9,542         10,120          10,698
     2               10,500          25,861         25,861          25,861   9,082         10,231          11,447
     3               11,025          25,861         25,861          25,861   8,619         10,332          12,252
     4               11,576          25,861         25,861          25,861   8,152         10,421          13,119
     5               12,155          25,861         25,861          25,861   7,676         10,497          14,053
     6               12,763          25,861         25,861          25,861   7,192         10,558          15,063
     7               13,401          25,861         25,861          25,861   6,693         10,602          16,156
     8               14,071          25,861         25,861          25,861   6,175         10,623          17,341
     9               14,775          25,861         25,861          25,861   5,633         10,619          18,630
    10               15,513          25,861         25,861          25,861   5,062         10,585          20,035
    11               16,289          25,861         25,861          26,154   4,504         10,626          21,795
    12               17,103          25,861         25,861          28,233   3,898         10,634          23,725
    13               17,959          25,861         25,861          30,468   3,238         10,603          25,821
    14               18,856          25,861         25,861          32,873   2,516         10,529          28,096
    15               19,799          25,861         25,861          35,459   1,723         10,404          30,568
    16               20,789          25,861         25,861          38,239     845         10,220          33,251
    17               21,829          25,861         25,861          40,878       0          9,952          36,175
    18               22,920          25,861         25,861          43,703       0          9,602          39,372
    19               24,066          25,861         25,861          46,727       0          9,140          42,869
    20               25,270          25,861         25,861          49,973       0          8,542          46,704
    21               26,533          25,861         25,861          53,468       0          7,782          50,922
    22               27,860          25,861         25,861          58,280       0          6,825          55,505
    23               29,253          25,861         25,861          63,505       0          5,630          60,481
    24               30,715          25,861         25,861          69,176       0          4,152          65,882
    25               32,251          25,861         25,861          75,327       0          2,321          71,740
    26               33,864          25,861         25,861          81,995       0             48          78,091
    27               35,557          25,861         25,861          89,216       0              0          84,967
    28               37,335          25,861         25,861          97,026       0              0          92,406
    29               39,201          25,861         25,861         105,464       0              0         100,442
    30               41,161          25,861         25,861         114,569       0              0         109,113

                         END OF YEAR
                     CASH SURRENDER VALUE
                 ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF
             ------------------------------------
POLICY YEAR   0%             6%             12%
-----------  -----         ------         -------
     1       8,773          9,299           9,825
     2       8,435          9,492          10,647
     3       8,086          9,678          11,552
     4       7,723          9,856          12,519
     5       7,343         10,022          13,553
     6       6,944         10,176          14,663
     7       6,522         10,314          15,856
     8       6,071         10,430          17,141
     9       5,587         10,523          18,530
    10       5,062         10,585          20,035
    11       4,504         10,626          21,795
    12       3,898         10,634          23,725
    13       3,238         10,603          25,821
    14       2,516         10,529          28,096
    15       1,723         10,404          30,568
    16         845         10,220          33,251
    17           0          9,952          36,175
    18           0          9,602          39,372
    19           0          9,140          42,869
    20           0          8,542          46,704
    21           0          7,782          50,922
    22           0          6,825          55,505
    23           0          5,630          60,481
    24           0          4,152          65,882
    25           0          2,321          71,740
    26           0             48          78,091
    27           0              0          84,967
    28           0              0          92,406
    29           0              0         100,442
    30           0              0         109,113


------------
(1) Assumes no policy loan or partial withdrawal has been made.

    WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 3


               SINGLE PREMIUM VARIABLE UNIVERSAL LIFE (SERIES 2)


                            MALE ISSUE AGE:  55, PREFERRED
                            PLANNED SINGLE PREMIUM:  $10,000
                            INITIAL FACE AMOUNT:  $25,861
                            ASSUMING CURRENT CHARGES


                                         END OF YEAR DEATH BENEFIT(1)             END OF YEAR CASH VALUE(1)
                                          ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID         ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
              PLUS INTEREST AT 5%    -------------------------------------   ------------------------------------
POLICY YEAR    AS OF END OF YEAR       0%             6%             12%      0%             6%             12%
-----------   --------------------   ------         ------         -------   -----         ------         -------
     1               10,000          25,861         25,861          25,861   9,622         10,203          10,785
     2               10,500          25,861         25,861          25,861   9,243         10,404          11,635
     3               11,025          25,861         25,861          25,861   8,867         10,606          12,560
     4               11,576          25,861         25,861          25,861   8,491         10,809          13,566
     5               12,155          25,861         25,861          25,861   8,115         11,012          14,663
     6               12,763          25,861         25,861          25,861   7,739         11,215          15,861
     7               13,401          25,861         25,861          25,861   7,359         11,416          17,168
     8               14,071          25,861         25,861          25,861   6,977         11,617          18,597
     9               14,775          25,861         25,861          25,861   6,588         11,816          20,162
    10               15,513          25,861         25,861          26,687   6,188         12,009          21,875
    11               16,289          25,861         25,861          28,745   5,828         12,306          23,954
    12               17,103          25,861         25,861          31,211   5,446         12,602          26,228
    13               17,959          25,861         25,861          33,883   5,038         12,895          28,714
    14               18,856          25,861         25,861          36,787   4,602         13,184          31,442
    15               19,799          25,861         25,861          39,943   4,134         13,470          34,434
    16               20,789          25,861         25,861          43,363   3,628         13,749          37,707
    17               21,829          25,861         25,861          46,667   3,082         14,023          41,299
    18               22,920          25,861         25,861          50,218   2,489         14,289          45,242
    19               24,066          25,861         25,861          54,037   1,843         14,547          49,575
    20               25,270          25,861         25,861          58,146   1,135         14,794          54,342
    21               26,533          25,861         25,861          62,573     355         15,028          59,594
    22               27,860          25,861         25,861          68,642       0         15,245          65,374
    23               29,253          25,861         25,861          75,291       0         15,443          71,706
    24               30,715          25,861         25,861          82,571       0         15,617          78,639
    25               32,251          25,861         25,861          90,537       0         15,766          86,226
    26               33,864          25,861         25,861          99,302       0         15,881          94,573
    27               35,557          25,861         25,861         108,946       0         15,958         103,758
    28               37,335          25,861         25,861         119,496       0         15,988         113,806
    29               39,201          25,861         25,861         131,089       0         15,963         124,846
    30               41,161          25,861         25,861         143,847       0         15,869         136,997

                         END OF YEAR
                     CASH SURRENDER VALUE
                 ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF
             ------------------------------------
POLICY YEAR   0%             6%             12%
-----------  -----         ------         -------
     1       8,846          9,375           9,904
     2       8,584          9,652          10,835
     3       8,317          9,934          11,860
     4       8,042         10,220          12,966
     5       7,760         10,512          14,163
     6       7,469         10,815          15,461
     7       7,169         11,116          16,868
     8       6,857         11,417          18,397
     9       6,532         11,716          20,062
    10       6,188         12,009          21,875
    11       5,828         12,306          23,954
    12       5,446         12,602          26,228
    13       5,038         12,895          28,714
    14       4,602         13,184          31,442
    15       4,134         13,470          34,434
    16       3,628         13,749          37,707
    17       3,082         14,023          41,299
    18       2,489         14,289          45,242
    19       1,843         14,547          49,575
    20       1,135         14,794          54,342
    21         355         15,028          59,594
    22           0         15,245          65,374
    23           0         15,443          71,706
    24           0         15,617          78,639
    25           0         15,766          86,226
    26           0         15,881          94,573
    27           0         15,958         103,758
    28           0         15,988         113,806
    29           0         15,963         124,846
    30           0         15,869         136,997


------------
(1) Assumes no policy loan or partial withdrawal has been made.

    WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 4


               SINGLE PREMIUM VARIABLE UNIVERSAL LIFE (SERIES 2)



                            MALE ISSUE AGE:  55, PREFERRED
                            PLANNED SINGLE PREMIUM:  $10,000
                            INITIAL FACE AMOUNT:  $25,861
                            ASSUMING GUARANTEED CHARGES



                                         END OF YEAR DEATH BENEFIT(1)             END OF YEAR CASH VALUE(1)
                                          ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID         ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
              PLUS INTEREST AT 5%    -------------------------------------   ------------------------------------
POLICY YEAR    AS OF END OF YEAR       0%             6%             12%      0%             6%             12%
-----------   --------------------   ------         ------         -------   -----         ------         -------
     1               10,000          25,861         25,861          25,861   9,542         10,119          10,698
     2               10,500          25,861         25,861          25,861   9,082         10,229          11,446
     3               11,025          25,861         25,861          25,861   8,619         10,329          12,251
     4               11,576          25,861         25,861          25,861   8,152         10,417          13,116
     5               12,155          25,861         25,861          25,861   7,676         10,492          14,050
     6               12,763          25,861         25,861          25,861   7,191         10,553          15,059
     7               13,401          25,861         25,861          25,861   6,693         10,595          16,150
     8               14,071          25,861         25,861          25,861   6,174         10,615          17,334
     9               14,775          25,861         25,861          25,861   5,632         10,610          18,621
    10               15,513          25,861         25,861          25,861   5,060         10,575          20,024
    11               16,289          25,861         25,861          26,138   4,502         10,614          21,781
    12               17,103          25,861         25,861          28,214   3,897         10,620          23,710
    13               17,959          25,861         25,861          30,447   3,236         10,588          25,803
    14               18,856          25,861         25,861          32,849   2,513         10,511          28,076
    15               19,799          25,861         25,861          35,431   1,720         10,385          30,544
    16               20,789          25,861         25,861          38,207     841         10,197          33,224
    17               21,829          25,861         25,861          40,843       0          9,927          36,144
    18               22,920          25,861         25,861          43,663       0          9,574          39,336
    19               24,066          25,861         25,861          46,682       0          9,108          42,828
    20               25,270          25,861         25,861          49,923       0          8,506          46,657
    21               26,533          25,861         25,861          53,412       0          7,741          50,869
    22               27,860          25,861         25,861          58,216       0          6,778          55,444
    23               29,253          25,861         25,861          63,433       0          5,577          60,412
    24               30,715          25,861         25,861          69,094       0          4,091          65,804
    25               32,251          25,861         25,861          75,235       0          2,251          71,653
    26               33,864          25,861         25,861          81,891       0              0          77,992
    27               35,557          25,861         25,861          89,099       0              0          84,856
    28               37,335          25,861         25,861          96,894       0              0          92,280
    29               39,201          25,861         25,861         105,316       0              0         100,301
    30               41,161          25,861         25,861         114,403       0              0         108,955

                         END OF YEAR
                     CASH SURRENDER VALUE
                 ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF
             ------------------------------------
POLICY YEAR   0%             6%             12%
-----------  -----         ------         -------
     1       8,773          9,298           9,825
     2       8,435          9,491          10,646
     3       8,086          9,676          11,551
     4       7,723          9,852          12,516
     5       7,342         10,018          13,550
     6       6,944         10,171          14,659
     7       6,522         10,307          15,850
     8       6,070         10,423          17,134
     9       5,586         10,514          18,521
    10       5,060         10,575          20,024
    11       4,502         10,614          21,781
    12       3,897         10,620          23,710
    13       3,236         10,588          25,803
    14       2,513         10,511          28,076
    15       1,720         10,385          30,544
    16         841         10,197          33,224
    17           0          9,927          36,144
    18           0          9,574          39,336
    19           0          9,108          42,828
    20           0          8,506          46,657
    21           0          7,741          50,869
    22           0          6,778          55,444
    23           0          5,577          60,412
    24           0          4,091          65,804
    25           0          2,251          71,653
    26           0              0          77,992
    27           0              0          84,856
    28           0              0          92,280
    29           0              0         100,301
    30           0              0         108,955


------------
(1) Assumes no policy loan or partial withdrawal has been made.

    WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                   APPENDIX B


                     VARIATIONS BY JURISDICTION (SERIES 1)


     The following lists by jurisdiction any variations to the statements made in this prospectus:

     CALIFORNIA

      -- Free Look -- If you cancel your policy, we will pay you your policy's Cash Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

     COLORADO

      --  The Suicide Exclusion period is one year from the Issue Date.

      -- Transfers between Investment Division and/or the Fixed Account -- If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

     CONNECTICUT

      -- Loan Interest Rate -- Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

      -- Exchanging the Policy -- The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a face amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

     DISTRICT OF COLUMBIA

      -- Free Look -- You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

     FLORIDA

      -- Termination and Late Period -- The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

     ILLINOIS

      --  Free Look -- No loans or withdrawals are permitted during this period.

     INDIANA

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

      -- Free Look -- You can return the policy to any of our registered representatives.

      -- Payment of Policy Proceeds -- Any claim for the life insurance proceeds under this policy will be settled within 2 months of receipt of due proof of the death of the Insured.

     KANSAS

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

     LOUISIANA

      -- Late Period -- To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

     MICHIGAN

      -- Living Benefits Rider -- The benefit can be exercised if the Insured has a life expectancy of six months or less.

     MINNESOTA

      -- Right to Cancel -- You may cancel this policy by delivering or mailing a written notice or sending a telegram to New York Life Insurance and Annuity Corporation's Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

      -- Payment of Policy Proceeds -- Any claim for the life insurance proceeds under this policy will be settled within 2 months of receipt of due proof of the death of the Insured.

     NEBRASKA

      -- Late Period -- This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charge.

     NEW HAMPSHIRE

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

     NEW JERSEY



      -- Termination -- If your Policy has a Death Benefit Guarantee, the guarantee will not apply if the total premiums paid less any current loan balance is less than the initial single premium. Premiums and/or loan repayments will be accepted during the grace period to allow the Death Benefit Guarantee to be invoked.


     NEW YORK

      -- Free Look -- You have 10 days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during this period to our General Account. After the free look period, we will allocate your net premiums according to your instructions.

      -- Change in Objective of an Investment Division -- If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the life insurance benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

      -- Special Provision Regarding Extended Term Insurance -- On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

      --  Spouse's Paid-Up Policy Option Rider -- This rider is not available.

     NORTH CAROLINA

      -- Free Look -- You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

     NORTH DAKOTA

      -- Effective Date of Coverage -- Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

      -- Payment of Policy Proceeds -- If payment of the policy proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

      --  The Suicide Exclusion period is one year from the Issue Date.

     OKLAHOMA

      -- Free Look -- If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

     OREGON

      -- Title -- The policy title is "Modified Premium Variable Universal Life Insurance Policy". Also, it is considered "Variable Life Insurance Benefit -- Single Premium Payments".

      -- Variable Benefits -- The amount of variable benefits will not be adversely affected by expense or mortality results.

      -- The state tax is referred to as a "Tax Charge Back". The rate may not be changed for the life of the policy.

     SOUTH CAROLINA

      --  Title -- The policy title is "Variable Universal Life Insurance
          Policy".

     VERMONT

      -- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask you registered representative how this law may impact your policy and the benefits available under it.

                     VARIATIONS BY JURISDICTION (SERIES 2)



     The following lists by jurisdiction any variations to the statements made in this prospectus:


     CALIFORNIA

      -- Free Look -- If you cancel your policy, we will pay you your policy's Cash Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

     COLORADO

      --  The Suicide Exclusion period is one year from the Issue Date.

      -- Transfers between Investment Division and/or the Fixed Account -- If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

     CONNECTICUT

      -- Loan Interest Rate -- Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

      -- Exchanging the Policy -- The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a face amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

     DISTRICT OF COLUMBIA

      -- Free Look -- You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

     FLORIDA

      -- Termination and Late Period -- The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

     ILLINOIS

      --  Free Look -- No loans or withdrawals are permitted during this period.

     INDIANA

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

      -- Free Look -- You can return the policy to any of our registered representatives.

      -- Payment of Policy Proceeds -- Any claim for the life insurance proceeds under this policy will be settled within 2 months of receipt of due proof of the death of the Insured.

     KANSAS

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

     LOUISIANA

      -- Late Period -- To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

     MICHIGAN


      -- Living Benefits Rider -- The benefit can be exercised if the Insured has a life expectancy of six months or less.


     NEW HAMPSHIRE

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.


     NORTH DAKOTA


      -- Effective Date of Coverage -- Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

      -- Payment of Policy Proceeds -- If payment of the policy proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

      --  The Suicide Exclusion period is one year from the Issue Date.


     OHIO



      -- Any life insurance proceeds paid in one sum will be paid within 2 months after we receive due proof of the Insured's death.

     OKLAHOMA

      -- Free Look -- If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.


     SOUTH CAROLINA



      --  Title -- The policy title is "Variable Universal Life Insurance
          Policy".

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934 , the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Single Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The prospectus consisting of 127 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.


     The signatures.
     Written consents of the following persons:


     (a) Thomas F. English, Esq.

     (b) Michael Fong, Associate Actuary

     (c) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B- 2:

     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, (File No. 64410), filed 4/25/97 and incorporated herein by reference.

     (2)          Not applicable.

     (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (3)(a)(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, (File No. 64410), filed 4/25/97 and incorporated herein by reference.

     (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(a)(2) to Registrant's Post-Effective Amendment No. 3 on Form S-6 (File No. 64410), filed 4/17/96 and incorporated herein by reference.

     (3)(b)       Not applicable.

     (3)(c)       Not applicable.

     (4)          Not applicable.

     (5) Form of Policy for Single Premium Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

     (5)(a) Living Benefits Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

     (5)(b) Spouse's Paid-Up Insurance Purchase Option Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.


     (5)(c) Form of Policy for Single Premium Variable Universal Life Insurance Policies (No. 302-95) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (5)(c) to Registrant's Post-Effective Amendment No. 3 on Form S-6 (File No. 333-47728), filed 1/25/02 and incorporated herein by reference.



     (6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

     (7)          Not applicable.

     (8)          Not applicable.

     (9)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(b) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 4/25/97 for the following, and incorporated herein by reference:

                  Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
                  Richard M. Kernan, Jr., Director
                  Robert D. Rock, Senior Vice President and Director Frederick J. Sievert, President and Director
                  (Principal Executive Officer)
                  Stephen N. Steinig, Senior Vice President, Chief Actuary and Director
                  Seymour Sternberg, Director

     (9)(c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(d) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                  Exhibit 8(d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

     (9)(e) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 (File No. 33-64410), filed 4/25/97 and incorporated herein by reference.

     (9)(f) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(g) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(h)       Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(i) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(j) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(k) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(l) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10(e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 2/18/99 and incorporated herein by reference for the following:

                  George J. Trapp, Director
                  Frank M. Boccio, Director
                  Phillip J. Hildebrand, Director
                  Michael G. Gallo, Director
                  Solomon Goldfinger, Director
                  Howard I. Atkins, Director

     (9)(m) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/13/00 and incorporated herein by reference.

     (9)(n) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(o) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.10(e) as Exhibit (9)(o) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

     (9)(p) Form of Participation Agreement among Dreyfus Investment Portfolios, the Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.10(e) as Exhibit (9)(r) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

     (9)(q) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(s) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.


     (9)(r) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CRF
                  232.102 (e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 003-53342), filed 10/3/01 and incorporated herein by reference.



     (9)(s) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.


     (10) Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.


2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.


3.                Not applicable.

4.                Not applicable.

5.                Not applicable.


6.                Opinion and Consent of Michael Fong, Associate
                  Actuary - Filed herewith.



7.                Consent of PricewaterhouseCoopers LLP - Filed herewith.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 11 day of April, 2002.


                                        NYLIAC VARIABLE UNIVERSAL LIFE
                                        SEPARATE ACCOUNT-I
                                            (Registrant)


                                        By  /s/ MELVIN J. FEINBERG
                                           -------------------------------------
                                            Melvin J. Feinberg
                                            Senior Vice President

                                        NEW YORK LIFE INSURANCE AND
                                        ANNUITY CORPORATION
                                            (Depositor)


                                        By  /s/ MELVIN J. FEINBERG
                                           -------------------------------------
                                            Melvin J. Feinberg
                                            Senior Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Gary G. Benanav*               Director



     Frank M. Boccio*               Director


     John A. Cullen*                Vice President and Controller (Principal
                                    Accounting Officer)


     Michael G. Gallo*              Director



     Solomon Goldfinger*            Director



     Phillip J. Hildebrand*         Director


     Theodore A. Mathas*            Director


     Anne F. Pollack*               Director



     Robert D. Rock*                Director



     Frederick J. Sievert*          Director and President (Principal Executive
                                    Officer)


     Seymour Sternberg*             Director

     George J. Trapp*               Director

*By  /s/ MELVIN J. FEINBERG
   -------------------------------------
     Melvin J. Feinberg
     Attorney-in-Fact

     April 11, 2002


*  Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX



Exhibit
Number                   Description
------                   -----------




2.                       Opinion and Consent of Thomas F. English, Esq.


6.                       Opinion and Consent of Michael Fong, Associate Actuary


7.                       Consent of PricewaterhouseCoopers LLP